UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )
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PINNACLE ENTERTAINMENT, INC.
(Name of Registrant as Specified in Its Charter)
N/A
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PINNACLE ENTERTAINMENT, INC.
3800 HOWARD HUGHES PARKWAY
LAS VEGAS, NV 89169

April 15, 2009

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Pinnacle Entertainment, Inc. (referred to as the “Company”), to be held at the Renaissance Las Vegas Hotel, 3400 Paradise Road, Las Vegas, Nevada 89169 on Tuesday, May 5, 2009, at 10:00 a.m. local time.

At the annual meeting, you will be asked to consider and vote upon the following matters:

•	first, a proposal to elect nine directors to serve for the coming year on the Company’s Board of Directors;

•	second, a proposal to approve amendments to the Company’s existing equity plans and inducement option grants to permit a one-time value-for-value stock option exchange program;

•	third, a proposal to ratify the appointment of the Company’s independent auditors for the 2009 fiscal year; and

•	such other business as may properly come before the Annual Meeting or before any adjournments or postponements thereof.

Accompanying this letter is the formal Notice of Annual Meeting, Proxy Statement and Proxy Card relating to the annual meeting. The Proxy Statement contains important information concerning the directors to be elected at the annual meeting, the proposed amendments to the existing equity plans and inducement option grants and the ratification of auditors, all of which we would like you to approve.

Your vote is very important regardless of how many shares you own. We hope you can attend the annual meeting in person. However, whether or not you plan to attend the annual meeting, please complete, sign, date and return the Proxy Card in the enclosed envelope. If you attend the annual meeting, you may vote in person if you wish, even though you may have previously returned your Proxy Card.

Sincerely,

Daniel R. Lee
Chairman of the Board of Directors
and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 5, 2009
PROXY STATEMENT RELATING TO ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 5, 2009
ANNUAL MEETING
PROPOSAL 1 ELECTION OF DIRECTORS (Item No. 1 on Proxy Card)
PROPOSAL 2 APPROVAL OF AMENDMENTS TO EXISTING EQUITY PLANS AND INDUCEMENT OPTIONS TO PERMIT A ONE-TIME VALUE-FOR-VALUE STOCK OPTION EXCHANGE PROGRAM (Item No. 2 on Proxy Card)
PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Item No. 3 on Proxy Card)
EXECUTIVE COMPENSATION
Summary Compensation Table
STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING
ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K AND OTHER MATTERS

PINNACLE ENTERTAINMENT, INC.
3800 HOWARD HUGHES PARKWAY
LAS VEGAS, NEVADA 89169

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 5, 2009

TO THE STOCKHOLDERS OF PINNACLE ENTERTAINMENT, INC.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Pinnacle Entertainment, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, May 5, 2009, at 10:00 a.m. local time, at the Renaissance Las Vegas Hotel, 3400 Paradise Road, Las Vegas, Nevada 89169, and at any adjournments or postponements thereof (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders will be asked to consider and vote upon:

1. The election of nine directors to serve on the Company’s Board of Directors for the coming year, each to hold office until the next annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified);

2. The approval of amendments to the Company’s existing equity plans and inducement option grants to permit a one-time value-for-value stock option exchange program;

3. The ratification of the appointment of the Company’s independent auditors for the 2009 fiscal year; and

4. Such other business as may properly come before the Annual Meeting or before any adjournments or postponements thereof.

Information regarding the nine board nominees, the proposed amendments to the Company’s existing equity plans and the inducement option grants, and the ratification of the appointment of independent auditors is contained in the accompanying Proxy Statement, which you are urged to read carefully.

Only holders of record of the Company’s Common Stock at the close of business on March 10, 2009 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

YOUR VOTE IS VERY IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED OR SUBMIT YOUR PROXY VIA TELEPHONE OR THE INTERNET AS PROVIDED FOR IN THE PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

BY ORDER OF THE BOARD OF DIRECTORS

John A. Godfrey
Secretary

Las Vegas, Nevada
April 15, 2009

PINNACLE ENTERTAINMENT, INC.
3800 HOWARD HUGHES PARKWAY
LAS VEGAS, NEVADA 89169

PROXY STATEMENT RELATING TO
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 5, 2009

This Proxy Statement is being furnished to the stockholders of Pinnacle Entertainment, Inc., a Delaware corporation (“Pinnacle” or the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting of the Company’s stockholders to be held on Tuesday, May 5, 2009, at 10:00 a.m. local time, at the Renaissance Las Vegas Hotel, 3400 Paradise Road, Las Vegas, Nevada 89169, and at any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, holders of the Company’s Common Stock, $0.10 par value per share (“Pinnacle Common Stock”), will be asked to vote upon:

(i) the election of nine directors to serve on the Company’s Board of Directors for the coming year, each to hold office until the next annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified);

(ii) the approval of amendments to the Company’s existing equity plans and inducement option grants to permit a one-time value-for-value stock option exchange program (the “Amendments to the Existing Equity Plans and Grants”);

(iii) the ratification of the appointment of the Company’s independent auditors for the 2009 fiscal year; and

(iv) any other business that properly comes before the Annual Meeting.

This Proxy Statement and the accompanying Proxy Card are first being mailed to the Company’s stockholders on or about April 15, 2009. The address of the principal executive offices of the Company is 3800 Howard Hughes Parkway, Las Vegas, Nevada 89169.

ANNUAL MEETING

Record Date; Outstanding Shares; Quorum

Only holders of record of Pinnacle Common Stock at the close of business on March 10, 2009 (the “Record Date”) will be entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 60,063,181 shares of Pinnacle Common Stock outstanding and entitled to vote, held of record by 2,408 stockholders. A majority, or 30,031,591, of these shares, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each of the Company’s stockholders is entitled to one vote for each share of Pinnacle Common Stock held as of the Record Date.

Voting of Proxies; Votes Required

All properly executed, returned and unrevoked Proxy Cards will be voted in accordance with the instructions indicated thereon. Executed but unmarked Proxy Cards will be voted: (i) “FOR” the election of each director nominee listed on the Proxy Card; (ii) “FOR” the approval of the Amendments to the Existing Equity Plans and Grants; and (iii) “FOR” the ratification of the appointment of independent auditors for the 2009 fiscal year. The Company’s Board of Directors does not presently intend to bring any business before the Annual Meeting other than that referred to in this Proxy Statement and specified in the Notice of the Annual Meeting. By signing the Proxy Cards, stockholders confer discretionary authority on the proxies (who are persons designated by the Board of Directors) to vote all shares covered by the Proxy Cards in their discretion on any other matter that may properly come before the Annual Meeting, including any motion made for adjournment of the Annual Meeting.

You may submit your proxy by mail, telephone or the internet. Proxies submitted by any of those methods will be treated in the same manner. If you are a stockholder of record, you may submit your proxy by signing and returning the enclosed proxy card by mail, telephone at 1-800-690-6903 or on the internet at http://www.proxyvote.com/.

Whether the proxy is submitted by mail, telephone or the internet, any stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by (i) filing a written revocation with, or delivering a duly executed proxy bearing a later date to, the Secretary of the Company, at 3800 Howard Hughes Parkway, Las Vegas, Nevada 89169, or (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). If you voted by telephone or the Internet and wish to change your vote, you may call the toll-free number or go to the Internet site, as may be applicable in the case of your earlier vote, and follow the directions for changing your vote.

Elections of directors are determined by a plurality of the votes cast at the Annual Meeting. The proposal to approve the Amendments to the Existing Equity Plans and Grants requires the approval by the affirmative vote of a majority of the votes cast “FOR,” “AGAINST” or “ABSTAIN” with respect to such proposal in person or by proxy and entitled to vote at the Annual Meeting, provided that the total votes so cast on such proposal represents more than 50% of all shares entitled to vote on that proposal. The proposal to ratify the appointment of the Company’s independent auditors for the 2009 fiscal year requires approval by the affirmative vote of a majority of the votes cast “FOR” or “AGAINST.”

Abstentions; Withheld Votes; Broker Non-Votes

A stockholder may vote to “ABSTAIN” on any proposal that may properly come before the Annual Meeting other than the election of directors. If a stockholder votes to “ABSTAIN,” such stockholder’s shares will be considered present at the Annual Meeting for purposes of determining a quorum on all matters and will be considered entitled to vote, but will have no effect with respect to the outcome of the vote to elect directors or to ratify the appointment of the Company’s independent auditors. According to the New York Stock Exchange, or the NYSE, rules, a vote to “ABSTAIN” on the proposals to approve the Amendments to the Existing Equity Plans and Grants will be considered as a vote cast with respect to such matter, and will have the same effect as a vote “AGAINST” such proposal. In addition, in the election of directors, a stockholder may withhold such stockholder’s vote. Withheld votes will be excluded from the vote and will have no effect on the outcome of such election.

If an executed proxy is returned by a broker holding shares in street name that indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for the purposes of determining a quorum, but will not be considered entitled to vote on such matter or matters. As such, broker non-votes will be counted for purposes of determining whether there is a quorum at the Annual Meeting and will have no effect on the proposal to approve the Amendments to the Existing Equity Plans and Grants. However, even if a quorum is present, broker non-votes will not count toward the requirement that the total votes cast on the proposal to amend the Existing Equity Plans and Grants represent over 50% of all shares entitled to vote for that proposal. In addition, while broker non-votes will be counted for purposes of determining whether there is a quorum, broker non-votes will have no effect on the outcome of the election of directors or the ratification of independent auditors because the broker non-votes are not counted for purposes of those proposals.

Appraisal and Dissenters’ Rights

Under Delaware law, stockholders are not entitled to appraisal or dissenters’ rights with respect to the proposals presented in this Proxy Statement.

Solicitation of Proxies and Expenses

The Company will bear the cost of the solicitation of proxies from its stockholders. The directors, officers and employees of the Company may solicit proxies by mail, telephone, telegram, letter, facsimile or in person. In addition to the solicitation of proxies by mail, the Company will request that brokers, custodians, nominees and other record holders forward copies of the Proxy Statement and other soliciting materials to persons for whom they hold shares of Pinnacle Common Stock and request authority for the exercise of proxies. In such cases, the Company will reimburse such record holders for their reasonable expenses. The estimated total cost for such record holder and broker expenses is $60,000.

PROPOSAL 1

ELECTION OF DIRECTORS
(Item No. 1 on Proxy Card)

At the Annual Meeting, holders of Pinnacle Common Stock will be asked to vote on the election of nine directors who will constitute the full Board of Directors of the Company. The nine nominees receiving the highest number of votes from holders of shares of Pinnacle Common Stock represented and voting at the Annual Meeting will be elected to the Board of Directors. For the election of directors, broker non-votes will not be counted as voting at the meeting and therefore will not have an effect on the election of the nominees listed below. Withheld votes will also have no effect on the election of the nominees.

Each director elected will hold office until the next annual meeting of stockholders (and until his successor shall have been duly elected and qualified). All of the nominees listed below currently serve on the Board of Directors of the Company.

General

Each proxy received will be voted for the election of the persons named below, unless the stockholder signing such proxy withholds authority to vote for one or more of these nominees in the manner described in the proxy. Although it is not contemplated that any nominee named below will decline or be unable to serve as a director, in the event any nominee declines or is unable to serve as a director, the proxies will be voted by the proxy holders for a substitute nominee as directed by the Board of Directors.

There are no family relationships between any director, nominee or executive officer and any other director, nominee or executive officer of the Company. There are no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he has been or will be selected as a director and/or executive officer of the Company other than arrangements or understandings with any such director, nominee and/or executive officer acting in his capacity as such. See “— Information Regarding the Director Nominees.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF ALL OF THE NOMINEES LISTED BELOW.

Information Regarding the Director Nominees

The following table lists the persons nominated by the Board of Directors for election as directors of the Company and provides their ages and current positions with the Company. Each of the nominees named below is currently a director of the Company and each was elected at last year’s annual meeting of stockholders. Biographical information for each nominee is provided below.

Name	Age	Position with the Company

Daniel R. Lee(a)(f)	52	Chairman of the Board of Directors and Chief Executive Officer
Stephen C. Comer(a)(b)	59	Director
John V. Giovenco(c)(d)	73	Lead Director
Richard J. Goeglein(a)(d)	74	Director
Ellis Landau(b)(c)(e)	65	Director
Bruce A. Leslie(b)(e)(f)	58	Director
James L. Martineau(c)(d)	68	Director
Michael Ornest(b)(c)	51	Director
Lynn P. Reitnouer(a)(d)(e)	76	Director

(a)	Member of the Executive Committee

(b)	Member of the Audit Committee

(c)	Member of the Corporate Governance and Nominating Committee

(d)	Member of the Compensation Committee

(e)	Member of the Compliance Committee

(f)	Member of the Risk Management Oversight Committee

Mr. Lee has been the Company’s Chairman of the Board of Directors and Chief Executive Officer since April 2002; owner of LVMR, LLC (developer of casino hotels) from 2000 to 2002; Chief Financial Officer and Senior Vice President of HomeGrocer.Com, Inc. (internet grocery service) from 1999 until the sale of the company in 2000; Chief Financial Officer, Treasurer and Senior Vice President of Finance and Development of Mirage Resorts, Incorporated (major operator and developer of casino resorts) from 1992 to 1999; Director-Equity Research of CS First Boston from 1990 to 1992; and held various positions to Managing Director of Drexel Burham Lambert from 1980 to 1990.

Mr. Comer has been one of the Company’s directors since July 2007; Director, Southwest Gas Corporation from January 2007 to present; Managing Partner, Deloitte & Touche LLP (Nevada operations) from 2002 to 2006; Managing Partner and other positions, Arthur Andersen (Los Angeles and Nevada operations) from 1972 to 2002; and Member of the American Institute of Certified Public Accountants and Nevada Society of Certified Public Accountants.

Mr. Giovenco has been lead director of the Company since February 2008 and one of the Company’s directors since February 2003; Director, Great Western Financial Corporation from 1979 to 1993; President and Chief Operating Officer, Sheraton Hotels Corporation during 1993; Director, Hilton Hotels Corporation from 1980 to 1992; President and Chief Operating Officer, Hilton Gaming Corporation from 1985 to 1993; Executive Vice President-Finance, Hilton Hotels Corporation from 1980 to 1993; Chief Financial Officer, Hilton Hotels Corporation from 1974 to 1985; Chief Financial Officer, Hilton Gaming Corporation from 1972 to 1974; and Partner, Harris, Kerr, Forster, Certified Public Accountants (predecessor firm to PKF International) from 1967 to 1971.

Mr. Goeglein has been one of the Company’s directors since December 2003 and was also a Director of the Company from 1997 to 1998; Owner and Managing Member, Evening Star Holdings, LLC (acquirer and operator of non-gaming resort properties) since mid-2005; Owner and Managing Member, Evening Star Hospitality, LLC (acquirer, developer and operator of non-gaming resort properties) from 2003 to early 2005; President and Chief Operating Officer, Holiday Corporation (the parent company of Holiday Inn, Harrah’s Hotels and Casinos, Hampton Inns and Embassy Suites) from 1984 to 1987; Executive Vice President and Director, Holiday Corporation from 1978 to 1984; President and Chief Executive Officer, Harrah’s Hotels and Casinos from 1980 to 1984; and Director, Boomtown, Inc. from 1993 to 1997. Mr. Goeglein served as President from 1997 and Chief Executive Officer from 2000 of Aladdin Gaming, LLC and Aladdin Gaming Holdings, LLC (developer and operator of the Aladdin Resort & Casino in Las Vegas, Nevada), in each case until September 21, 2001.

Mr. Landau has been one of the Company’s directors since January 2007; Executive Vice President and Chief Financial Officer of Boyd Gaming Corporation from 1990 through 2006; Vice President and Treasurer of Aztar Corporation (formerly Ramada Inc.) from 1971 to early 1990; Assistant Treasurer of U-Haul International from 1969 to 1971; Financial Analyst at the Securities and Exchange Commission from 1968 to 1969; Treasurer and Director of Temple Beth Sholom since mid-2006; and Chairman of the Board of the Anti-Defamation League Nevada Chapter since late 2006.

Mr. Leslie has been one of the Company’s directors since October 2002; Partner, Armstrong Teasdale LLP (law firm) from January 2008; Of Counsel, Beckley, Singleton (law firm) from 2003 to 2008; Partner, Leslie & Campbell (law firm) from 2001 to 2003; Partner, Bernhard & Leslie (law firm) from 1996 to 2001; Partner, Beckley, Singleton from 1986 to 1996; and Partner, Vargas & Bartlett (law firm) from 1979 to 1986.

Mr. Martineau has been one of the Company’s directors since May 1999; Chairman, Genesis Portfolio Partners, LLC (start-up company development) since July 1998; Director, Apogee Enterprises, Inc. since 1978; Director, Borgen Systems from 1994 to 2005; Director, Northstar Photonics (telecommunications business) from 1998 to 2002; Executive Vice President, Apogee Enterprises, Inc. (a glass design and development corporation that acquired Viracon, Inc. in 1973) from 1996 to 1998; President and Founder, Viracon, Inc. (flat glass fabricator) from 1970 to 1996; and Trustee, Owatonna Foundation since 1973.

Mr. Ornest has been one of the Company’s directors since October 1998; private investor since 1983; Director of the Ornest Family Partnership since 1983; Director of the Ornest Family Foundation since 1993; Director of the

Toronto Argonauts Football Club from 1988 to 1991; President of the St. Louis Arena and Vice President of the St. Louis Blues Hockey Club from 1983 to 1986; and Managing Director of the Vancouver Canadians Baseball Club, Pacific Coast League from 1979 to 1980.

Mr. Reitnouer has been one of the Company’s directors since 1991; Director, Hollywood Park Operating Company from September 1991 to January 1992; Partner, Crowell Weedon & Co. (stock brokerage) since 1969; Director and Chairman of the Board, COHR, Inc. from 1986 to 1999; Director and Chairman of the Board, Forest Lawn Memorial Parks Association from 1975 to 2006; and Trustee, University of California Santa Barbara Foundation (and former Chairman) since 1992.

Selection of Nominees for Director

It is the policy of the Board, as set forth in the Company’s Corporate Governance Guidelines, to select director nominees who have achieved success in their personal fields and who demonstrate integrity and high personal and professional ethics, sound business judgment, and willingness to devote the requisite time to their duties as director, and who will contribute to the Company’s overall corporate goals. Board members are evaluated and selected based on their individual merit as well as in the context of the needs of the Board as a whole.

The Corporate Governance and Nominating Committee is responsible for identifying, recruiting and reviewing, and recommending to the Board qualified individuals to be nominated for election or reelection as directors, consistent with the criteria set forth in the Company’s Corporate Governance Guidelines. Depending on the circumstances, the Corporate Governance and Nominating Committee considers candidates recommended by Board members, third parties and, to the extent deemed appropriate, director search firms.

Before recommending to the Board a new or incumbent director for election or reelection, the Corporate Governance and Nominating Committee reviews his or her qualifications, including capability, availability to serve, conflicts of interest, understanding of the gaming industry, finance and other elements relevant to the Company’s business, educational, business and professional background, age and past performance as a Board member (including past attendance at, and participation in, meetings of the Board and its committees and contributions to their activities). The Corporate Governance and Nominating Committee, in conducting such evaluation, may also take into account such other factors as it deems relevant. The Corporate Governance and Nominating Committee also receives disclosures relating to a director’s independence and assists the Board in making determinations as to the independence of the directors. The Corporate Governance and Nominating Committee also conducts an annual review of the composition of the Board as a whole, including whether the Board reflects the appropriate degree of independence, sound judgment, business specialization, technical skills, diversity and other desired qualities, and satisfies the other requirements set forth in the Company’s Corporate Governance Guidelines.

The Corporate Governance and Nominating Committee will consider Board nominee recommendations by stockholders who have beneficially owned more than five percent of the Company’s then-outstanding shares of Pinnacle Common Stock for at least two consecutive years as of the date of making the proposal and who submit in writing the names and supporting information to the Chair of the Corporate Governance and Nominating Committee at the address of the Company’s principal executive offices. A stockholder recommendation must contain: (a) the name and address of the stockholder making the recommendation, the class and number of shares of the Company’s capital stock owned beneficially by such stockholder, and documentary support that such stockholder satisfies the requisite stock ownership threshold and holding period; and (b) as to the proposed nominee, the name, age, business and residence addresses, principal occupation or employment, number of shares of Pinnacle Common Stock held by the nominee, a résumé of his or her business and educational background, information that would be required in a proxy statement soliciting proxies for the election of such nominee, and a signed consent of the nominee to serve as a director, if nominated and elected. In order to be considered, a stockholder recommendation for nomination with respect to an upcoming annual meeting of stockholders must be received by the Chair of the Corporate Governance and Nominating Committee no later than the 120th calendar day before the first anniversary of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting, with certain exceptions that are set forth in the Company’s Corporate Governance Guidelines.

The Company’s policies and procedures regarding the selection of director nominees are described in greater detail in the Company’s Corporate Governance Guidelines and the Charter of the Corporate Governance and Nominating Committee, which are available on the Company’s website at www.pnkinc.com. In addition, printed copies of such Corporate Governance Guidelines and Charter are available upon written request to Investor Relations, Pinnacle Entertainment, Inc., 3800 Howard Hughes Parkway, Las Vegas, Nevada 89169.

As contrasted to a stockholder recommendation of a nominee for consideration by the Company’s Corporate Governance and Nominating Committee, stockholders who wish to nominate directors at future annual meetings must comply with the applicable provisions of the Company’s Bylaws. In addition, stockholders who wish to nominate directors at future annual meetings must comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if such stockholders desire to have their proposed nominee included in the Company’s proxy statement and proxy card, as described in this Proxy Statement under the caption “Stockholder Proposals for the Next Annual Meeting.”

Director Independence

The Board of Directors has determined that, other than Mr. Lee, who is the Chief Executive Officer of the Company, each nominee is an independent director as defined by the Corporate Governance Rules of the NYSE and the categorical independence standards adopted by the Board of Directors. A copy of the categorical independence standards are attached as Attachment A to this Proxy Statement and are available on the Company’s website at www.pnkinc.com. The Board of Directors has also determined that all members of the Audit, Corporate Governance and Nominating, and Compensation Committees are independent directors as defined by the Corporate Governance Rules of the NYSE and the categorical independence standards adopted by the Board of Directors. The directors nominated by the Board of Directors for election at the Annual Meeting were recommended by the Corporate Governance and Nominating Committee.

Communications with Directors

Stockholders and interested parties wishing to communicate directly with the Board of Directors, the Chairman of the Board, the Chair of any committee, or the non-management directors as a group about matters of general interest to stockholders are welcome to do so by writing the Company’s Secretary at 3800 Howard Hughes Parkway, Las Vegas, Nevada 89169. The Secretary will forward these communications as directed.

Executive Sessions of the Board and the Lead Director

The Company’s non-management directors meet periodically in executive session, as required by the Company’s Corporate Governance Guidelines. John V. Giovenco, the Company’s lead director, presides at these executive sessions. If the non-management directors were to include directors who are not independent pursuant to the NYSE rules, then the independent directors will meet in executive session at least once a year. Any non-management director may request that an executive session of the non-management members of the Board be scheduled. In February 2008, the Board of Directors created the position of lead director who is responsible for coordinating communications from the executive sessions, as well as other communications, between the Board of Directors and the Chief Executive Officer. As the initial lead director, the Board of Directors appointed Mr. Giovenco who will serve until the Board of Directors elects a new lead director.

Code of Ethical Business Conduct

The Company has adopted a Code of Ethical Business Conduct, a code of ethics that applies to all of the Company’s directors, officers and employees. Any waiver of the Code of Ethical Business Conduct for executive officers or directors will be disclosed to the stockholders of the Company. The Code of Ethical Business Conduct is publicly available on the Company’s website at www.pnkinc.com and in print upon written request to Investor Relations, Pinnacle Entertainment, Inc., 3800 Howard Hughes Parkway, Las Vegas, Nevada 89169. Any substantive amendments to the Code of Ethical Business Conduct or grant of any waiver to the Chief Executive Officer or the Chief Financial Officer from any provision of the code will be disclosed on the Company’s website and in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”).

Board Meetings and Board Committees

The full Board of Directors of the Company had 12 meetings in 2008. During 2008, each incumbent director of the Company during their term attended at least 75% of the meetings of the Board of Directors and the committees of the Board on which he served.

Although the Company has no formal policy with regard to Board members’ attendance at its annual meetings of stockholders, all of the Company’s directors then serving attended the Company’s 2008 Annual Meeting of Stockholders.

The Company has an Executive Committee, which is currently chaired by Mr. Lee and consists of Messrs. Lee, Comer, Goeglein and Reitnouer. The Executive Committee may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company to the fullest extent authorized by Delaware law. During 2008, the Executive Committee had two meetings and acted by unanimous written consent on one occasion.

The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Company’s Audit Committee is currently chaired by Mr. Landau and consists of Messrs. Landau, Comer, Leslie, and Ornest. The composition of the Audit Committee was changed on May 20, 2008 at a regular meeting of the Board of Directors with Mr. Landau replacing John V. Giovenco as Chairman of the Audit Committee. Among its functions, the Committee is:

•	to be directly responsible for the appointment, compensation, retention and oversight of the work of any independent public accounting firm engaged to audit the Company’s financial statements or to perform other audit, review or attest services for the Company;

•	to discuss with the independent auditors their independence;

•	to review and discuss with the Company’s independent auditors and management the Company’s audited financial statements; and

•	to recommend to the Company’s Board of Directors whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the previous fiscal year for filing with the SEC.

Messrs. Landau, Comer, Leslie and Ornest are independent as that term is defined in Rule 303A.02 of the NYSE listing standards and Rule 10A-3(b)(1)(ii) of the Exchange Act. The Board has determined that Messrs. Landau and Comer are each an “audit committee financial expert” as defined by SEC rules, based upon, among other things, their accounting backgrounds and, in the case of Mr. Landau, having served as the chief financial officer of a large public company involved in the gaming industry, and, in the case of Mr. Comer, his having served as a partner of a major accounting firm. The Audit Committee met 10 times in 2008.

The Company has a Compensation Committee, which is currently chaired by Mr. Reitnouer and consists of Messrs. Reitnouer, Goeglein, Giovenco and Martineau. Mr. Giovenco was nominated to the Compensation Committee on May 20, 2008, at a regular meeting of the Board of Directors. Among its functions, the Compensation Committee is:

•	to determine and approve, either as a committee or together with the Company’s other independent directors, the annual salary and other compensation of the Chief Executive Officer;

•	to make recommendations to the Board of Directors regarding the compensation of the other four highest-compensated officers of the Company; and

•	to provide recommendations with respect to, and administer, the Company’s incentive-compensation, stock option and other equity-based compensation plans.

The Compensation Committee met 18 times in 2008. The Compensation Committee may, to the extent permitted by applicable laws and regulations, form and delegate any of its responsibilities to a subcommittee so long as such subcommittee consists of at least two members of the Compensation Committee. In carrying out its purposes and responsibilities, the Compensation Committee has authority to retain outside counsel or other experts or consultants, as it deems appropriate. For a discussion regarding the Compensation Committee’s use of outside advisors and the role of executives officers in compensation matters, see “Executive Compensation — Compensation Discussion and Analysis — Role of Executive Officers and Outside Advisors in Compensation Decisions” below.

The Company has a Corporate Governance and Nominating Committee, which is currently chaired by Mr. Martineau and consists of Messrs. Martineau, Giovenco, Landau and Ornest. Mr. Ornest was nominated to the Corporate Governance and Nominating Committee on May 20, 2008, at a regular meeting of the Board of Directors. Among its functions, the Corporate Governance and Nominating Committee is:

•	to establish procedures for the selection of directors;

•	to identify, evaluate and recommend to the Board candidates for election or reelection as directors, consistent with criteria set forth in the Company’s Corporate Governance Guidelines;

•	to develop and recommend to the Board, if appropriate, modifications or additions to the Company’s Corporate Governance Guidelines or other corporate governance policies or procedures; and

•	to develop procedures for, and oversee, an annual evaluation of the Board and management.

The Corporate Governance and Nominating Committee met five times in 2008.

The Board of Directors has adopted a written charter for each of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee, which are available on the Company’s website at www.pnkinc.com. Printed copies of these documents are also available upon written request to Investor Relations, Pinnacle Entertainment, Inc., 3800 Howard Hughes Parkway, Las Vegas, Nevada 89169.

The Company has a Compliance Committee which monitors the Company’s compliance with gaming laws in the jurisdictions in which it operates. Messrs. Leslie, Landau and Reitnouer currently serve on the Company’s Compliance Committee with other Compliance Committee members who are not directors, and on the Compliance Subcommittee of the Board of Directors. The Compliance Subcommittee was instituted to ensure timely notification to the Board of Directors of any material compliance issues, assist the Compliance Committee in performing its duties and to supervise the Company’s actions in response to reports received from the Company’s employee hotline.

The Company has a Risk Management Oversight Committee, which is currently chaired by Mr. Leslie and consists of Messrs. Leslie and Lee. The purpose of the Risk Management Oversight Committee is to oversee the risk management activities of the Company. Among its functions, the Risk Management Oversight Committee is:

•	to meet with the director of the Company’s Risk Management Department to review the Company’s existing insurance policies;

•	to discuss with the Company’s principal independent insurance brokers the Company’s insurance policies and programs for their assessment as to the appropriateness of such programs; and

•	to discuss with such insurance brokers their relationships with, and independence from, the Company’s insurance carriers.

It is not the duty of the Risk Management Oversight Committee to determine the Company’s insurance policies and programs, but simply to consult with and review the determinations made by the responsible members of management with respect to such matters. Each director holds office until the next annual meeting of stockholders and until his successor is duly elected and qualified, or until his resignation or removal from office.

Director Compensation

Director Fees

The compensation of the Company’s non-employee directors is paid in the form of an annual retainer, meeting and chair fees and stock-based awards. During 2008, the fees that each non-employee director, lead director, or committee chair, was entitled to receive are the following:

•	An annual retainer of $70,000 (which consisted of $60,000 in cash and $10,000 in phantom stock units);

•	An additional $15,000 retainer for the Chair of the Audit Committee;

•	An additional $15,000 retainer for the lead director;

•	An additional $10,000 retainer for the Chair of the Compensation Committee;

•	An additional $7,500 retainer for the Chair of the Corporate Governance and Nominating Committee;

•	An additional $5,000 retainer for the Chair of the Risk Management Committee;

•	An attendance fee of $1,500 for regularly scheduled Board or committee meetings, other than Audit Committee meeting fees which are $2,000 per meeting; and

•	An attendance fee of $500 for telephonic special meetings of the Board of Directors.

Mr. Lee does not receive any fees or retainer for his services as director. The Board of Directors set these fees based on advice from outside consultants and review of publicly-available information about what other companies in Pinnacle’s peer group pay their outside directors. On May 20, 2008, at a regular meeting of the Board of Directors, the annual retainer for each non-employee director was increased to $70,000 (which consists of $10,000 in phantom stock units) from $60,000, and the annual retainer for the Chair of the Compensation Committee was increased to $10,000 from $7,500. In addition, on May 20, 2008, the amount of retainer for the lead director was determined to be $15,000. To the extent that any director was a Chair of a Committee or lead director for a period less than the full year, he was paid a pro rata amount of his annual retainer.

Each director may elect to receive the retainer (other than the $10,000 in phantom stock units) and any fees for meetings attended in cash or in deferred compensation (as cash or stock) under the Directors Plan as outlined below. As part of his annual retainer, each director receives $10,000 worth of phantom stock units on the date of the annual meeting of stockholders. Each phantom stock unit is the economic equivalent of one share of the issuer’s common stock. Units of phantom stock are payable in common stock following the director’s cessation of service as a director for any reason.

Option Grants

In the past, Pinnacle has granted 10,000 options to each director at or about the time the new director joins the Board of Directors. In 2008, Pinnacle granted to each director who was then serving 15,000 options, which were granted on the date of the 2008 Annual Meeting of Stockholders. The exercise price for each option was the closing price of Pinnacle Common Stock on the date of grant. The options granted in 2008 vest over a four-year period. Vesting accelerates upon termination of director status due to death or disability or upon a director retiring after age 70.

Director Perquisites

Pinnacle allows the directors and their families to use the corporate aircraft to attend Pinnacle meetings or other Pinnacle business events, but in general only when the aircraft is otherwise traveling for business purposes and there are empty seats. The aggregate incremental cost for these trips to the Company when the aircraft is otherwise traveling for business purposes is a de minimis amount.

Directors’ Health Plan

On February 27, 2007, the Board of Directors approved the Directors Health and Medical Insurance Plan, or the Directors’ Health Plan. The Directors’ Health Plan provides that members of the Board of Directors, their spouses and minor children, including full time students up to age 24, are eligible to participate in the health and medical insurance plans applicable to the Company’s corporate executives. In addition, directors who are in office at age 70 and directors who are in office at the time of a change of control, as defined in the Directors’ Health Plan, are entitled, along with their spouses and minor children, including full time students up to age 24, to a continuation of health and medical coverage for five years, or, in the case of spouses or minor children, until they are no longer eligible for coverage. If at any time during this extended coverage period, the eligible director, or his spouse or minor children, is insured under another health plan or Medicare, the Company’s health plans shall provide secondary coverage to the extent permitted by law. Directors are indemnified on a grossed-up basis against certain tax liabilities, including excise taxes on benefits following a change in control. In December 2008, the Board of Directors amended the Directors’ Health Plan to address certain technical matters, including compliance with Section 409A of the Internal Revenue Code; the amendment did not materially increase the substantive rights of the directors under the Directors’ Health Plan.

Amended and Restated Directors Deferred Compensation Plan

Participation in the Company’s Amended and Restated Directors Deferred Compensation Plan, or the Directors Plan, is limited to directors of Pinnacle, and each eligible director may elect to defer all or a portion of his annual retainer (other then the $10,000 in phantom stock units) and any fees for meetings attended. Any such deferred compensation is credited to a deferred compensation account, either in cash or in shares of Pinnacle Common Stock, at each director’s election. The only condition to each director’s receipt of shares credited to his deferred compensation account is cessation of such director’s service as a director of Pinnacle.

As of the date the director’s compensation would otherwise have been paid, and depending on the director’s election, the director’s deferred compensation account will be credited with either:

•	cash;

•	the number of full and/or fractional shares of Pinnacle Common Stock obtained by dividing the amount of the director’s compensation for the calendar quarter which he elected to defer, by the average of the closing price of Pinnacle Common Stock on the NYSE on the last ten business days of the calendar quarter for which such compensation is payable; or

•	a combination of cash and shares of Pinnacle Common Stock as described above.

If a director elects to defer compensation in cash, all such amounts credited to the director’s deferred compensation account will bear interest at an amount to be determined from time to time by the Board of Directors. No current director has deferred compensation in cash.

If a director has elected to receive shares of Pinnacle Common Stock in lieu of his retainer and we declare a dividend, such director’s deferred compensation account is credited at the end of each calendar quarter with the number of full and/or fractional shares of Pinnacle Common Stock obtained by dividing the dividends which would have been paid on the shares credited to the director’s deferred compensation account by the closing price of Pinnacle Common Stock on the NYSE on the date such dividend was paid. In addition, if we declare a dividend payable in shares of Pinnacle Common Stock, the director’s deferred compensation account is credited at the end of each calendar quarter with the number of full and/or fractional shares of Pinnacle Common Stock for such stock dividend.

Participating directors do not have any interest in the cash and/or Pinnacle Common Stock credited to their deferred compensation accounts until distributed in accordance with the Directors Plan, nor do they have any voting rights with respect to such shares until shares credited to their deferred compensation accounts are distributed. The rights of a director to receive payments under the Directors Plan are no greater than the rights of an unsecured general creditor of Pinnacle.

Each participating director may elect to have the aggregate amount of cash and shares credited to his deferred compensation account distributed to him in one lump sum payment or in a number of approximately equal annual installments over a period of time not to exceed fifteen years. The lump sum payment or the first installment will be paid as of the first business day of the calendar quarter immediately following the cessation of the director’s service as a director. Before the beginning of any calendar year, a director may elect to change the method of distribution of any future interests in cash and/or Pinnacle Common Stock credited to his deferred compensation account in such calendar year.

The maximum number of shares of Pinnacle Common Stock that can be issued pursuant to the Directors Plan is 375,000 shares, of which 297,408 have been credited as of April 6, 2009. The shares of Pinnacle Common Stock to be issued under the Directors Plan may be either authorized and unissued shares or reacquired shares. Mr. Leslie is the only director that currently participates in the Directors Plan.

In December 2008, the Board of Directors amended the Directors Plan to address certain technical matters, including compliance with Section 409A of the Internal Revenue Code; the amendment did not materially increase the substantive rights of the directors under the Directors Plan.

Director Summary Compensation Table

The following table sets forth certain information regarding the compensation earned by or paid to each non-employee director who served on the Board of Directors in 2008. As Chief Executive Officer, Daniel R. Lee does not receive any compensation as a director.

					Change in
	Fees				Nonqualified
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)(a)	($)(b)(c)	($)(d)(e)	($)	($)(f)	($)	($)

Stephen C. Comer	$93,000	$10,000	$43,849	$0	$0	$0	$146,849
John V. Giovenco	$123,000	$10,000	$106,864	$0	$0	$0	$239,864
Richard J. Goeglein	$109,500	$10,000	$111,710	$0	$0	$0	$231,210
Ellis Landau	$123,667	$10,000	$91,953	$0	$0	$0	$225,620
Bruce A. Leslie(g)	$118,000	$10,000	$118,506	$0	$0	$0	$246,506
James L. Martineau	$123,000	$10,000	$115,021	$0	$0	$0	$248,021
Michael Ornest	$105,500	$10,000	$112,070	$0	$0	$0	$227,570
Lynn P. Reitnouer	$124,000	$10,000	$105,884	$0	$0	$0	$239,884

(a)	Includes annual retainer fees, meeting fees, and fees for committee chairmanships as discussed above.

(b)	Each non-employee director received $10,000 worth of phantom stock units on May 20, 2008 or 681 phantom stock units, which become payable in common stock following the director’s cessation of service as a director for any reason. The value in this column is the compensation expense recognized for financial statement reporting purposes in the fiscal year ended December 31, 2008, in accordance with Statement of Financial Accounting Standard No. 123(R) (“FAS 123R”). The grant date fair value of the phantom stock units granted in 2008 computed in accordance with FAS 123R for each non-employee director was $10,000.

(c)	The aggregate number of stock awards outstanding at December 31, 2008 for each non-employee director was 681.

(d)	Each non-employee director was granted 15,000 options on May 20, 2008. The value in this column is the compensation expense recognized for financial statement reporting purposes in the fiscal year ended December 31, 2008, in accordance with FAS 123R (excluding estimates of forfeitures related to service-based vesting conditions). For Messrs. Giovenco, Goeglein and Reitnouer, the increased benefit reflects the accelerated vesting feature associated with Board members who elect to retire after age 70. The grant date fair value of each option granted in 2008 computed in accordance with FAS 123R for each non-employee directors was $103,107.

(e)	The aggregate number of option awards outstanding at December 31, 2008 for each non-employee director was as follows: Stephen C. Comer — 25,000; John V. Giovenco — 80,000; Richard J. Goeglein — 62,000; Ellis Landau — 40,000; Bruce A. Leslie — 80,000; James L. Martineau — 89,000; Michael Ornest — 68,400; and Lynn P. Reitnouer — 84,000.

(f)	All deferrals under the Directors Plan have been in shares of common stock. Although the directors who participate in the plan benefit from appreciation in the value of the common stock, no interest or earnings are credited on the common stock.

(g)	Mr. Leslie participates in the Directors Plan and has elected to receive Pinnacle Common Stock in lieu of payment of annual retainer fees and meeting fees.

Compensation Committee Interlocks and Insider Participation

Messrs. Goeglein, Giovenco, Reitnouer and Martineau served on the Compensation Committee in 2008. None of the four members of the Compensation Committee was an officer or employee or former officer or employee of Pinnacle or its subsidiaries or had a relationship requiring disclosure under the “Transactions with Related Persons, Promoters and Certain Control Persons” heading below and no such member has any interlocking relationships with Pinnacle that are subject to disclosure under the rules of the SEC relating to compensation committees.

Executive Officers

Executive officers serve at the discretion of the Board of Directors, subject to rights, if any, under contracts of employment. See “Executive Compensation — Compensation Discussion and Analysis” below. The current executive officers are as follows:

Name	Age	Position with the Company

Daniel R. Lee	52	Chairman of the Board of Directors and Chief Executive Officer
Stephen H. Capp	47	Executive Vice President and Chief Financial Officer
John A. Godfrey	59	Executive Vice President, Secretary and General Counsel
Alain Uboldi	62	Chief Operating Officer
Carlos Ruisanchez	38	Executive Vice President of Strategic Planning and Development

For biographical information for Mr. Lee, see “— Information Regarding the Director Nominees of the Company” above.

Mr. Capp has served as the Company’s Executive Vice President and Chief Financial Officer since January 2003; Managing Director, Bear, Stearns & Co. Inc. from 1999 to January 2003; Group Head, BancAmerica Securities’ Latin America debt distribution business from 1997 to 1999; Managing Director, BancAmerica Securities from 1992 to 1997; and Finance Associate followed by Vice President, Security Pacific Merchant Bank from 1989 to 1992.

Mr. Godfrey has served as the Company’s Executive Vice President since February 2005 and as Secretary and General Counsel since August 2002; Senior Vice President of the Company from August 2002 to February 2005; Partner, Schreck Brignone Godfrey (law firm) from January 1997 to August 2002; Partner, Schreck, Jones, Bernhard, Woloson & Godfrey (law firm) from June 1984 to December 1996; Chief Deputy Attorney General, Nevada Attorney General’s Office, Gaming Division from 1983 to 1984; Deputy Attorney General, Nevada Attorney General’s Office, Gaming Division from 1980 to 1983; Deputy State Industrial Attorney for the State of Nevada from 1977 to 1980; Trustee, International Association of Gaming Attorneys (and former President) from October 2000 to October 2006; and Member, Executive Committee of the Nevada State Bar’s Gaming Law Section since June 2002.

Mr. Uboldi has served as the Company’s Chief Operating Officer since February 2005; Regional Vice President and General Manager of the Company’s L’Auberge du Lac Casino Resort from February 2004 to February 2005; Vice President and General Manager of the Company’s Belterra Casino Resort from November 2001 to January 2004; President of A Winning Solution (gaming consulting company) in 2001; and President and Chief Operating Officer of Lady Luck Gaming Corporation (casino gaming company) from 1993 to 2000.

Mr. Ruisanchez has served as the Company’s Executive Vice President of Strategic Planning and Development since August 2008; Senior Managing Director, Bear, Stearns & Co. Inc. from June 1997 to June 2008.

Audit Committee Report

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2008, and the notes thereto.

Review with Management

Management is responsible for preparing the Company’s financial statements and the reporting process, including the system of internal control. The Audit Committee, in its oversight role, has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2008 and the notes thereto.

Review and Discussions with Independent Accountants

The Audit Committee has discussed with Deloitte & Touche LLP (“Deloitte”), the Company’s independent auditors, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte its independence from the Company.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Ellis Landau (Chairman)
Michael Ornest
Bruce A. Leslie
Stephen C. Comer

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 filed by the Company on behalf of its directors and officers, or furnished to the Company by its stockholders holding more than 10% of the Company’s Common Stock, during or with respect to the year ended December 31, 2008 pursuant to Rule 16a-3(e) of the Exchange Act, all required reports on such forms were timely filed, except for an amended Form 4 filed on July 1, 2008 on behalf of Mr. Leslie to reflect additional compensation earned and deferred by Mr. Leslie pursuant to the Directors Plan, but not included in the original Form 4 filed on April 2, 2008.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the name, number of shares and percent of the outstanding Pinnacle Common Stock beneficially owned as of March 10, 2009 (except where a different date is indicated below) by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Pinnacle Common Stock, each director, each named executive officer (as defined in the SEC rules), and all directors and named executive officers as a group. In each instance, except as otherwise indicated, information as to the number of shares owned and the nature of ownership has been provided by the individuals or entities identified or described and is not within the direct knowledge of the Company. Unless otherwise indicated below, the address of each person or entity listed below is c/o Pinnacle Entertainment, Inc., 3800 Howard Hughes Parkway, Las Vegas, NV 89169.

	Shares		Percent of
	Beneficially		Shares
Name and Address of Beneficial Owner	Owned		Outstanding(a)

Columbia Wanger Asset Management, L.P.	5,658,900	(b)	9.42%
227 W Monroe Street, Suite 3000 Chicago, IL 60606
Barclays Global Investors, NA	4,042,803	(c)	6.73%
400 Howard Street San Francisco, CA 94105
Addison Clark Management, L.L.C.	3,820,693	(d)	6.63%
10 Wright Street, Suite 100 Westport, Connecticut 06880
PENN Capital Management Co., Inc.	3,700,394	(e)	6.16%
457 Haddonfield Road Cherry Hill, NJ 08002
OppenheimerFunds, Inc.	3,537,900	(f)	5.89%
Two World Financial Center 225 Liberty Street New York, NY 10281
Prudential Financial, Inc.	3,373,010	(g)	5.62%
751 Broad Street Newark, New Jersey 07102
Jennison Associates LLC	3,254,567	(h)	5.42%
466 Lexington Avenue New York, NY 10017
Daniel R. Lee	1,375,281	(i)	2.23%
Stephen H. Capp	358,398	(j)	*
Stephen C. Comer	5,681	(k)	*
John A. Godfrey	317,000	(l)	*
Richard J. Goeglein	30,681	(m)	*
John V. Giovenco	143,681	(n)	*
Ellis Landau	35,681	(o)	*
Bruce A. Leslie	102,304	(p)	*
James L. Martineau	77,591	(q)	*
Michael Ornest	238,443	(r)	*
Lynn P. Reitnouer	119,796	(s)	*
Carlos Ruisanchez	5,000		*
Alain Uboldi	145,000	(t)	*
Wade W. Hundley	40,000	(u)	*
Current directors and executive officers as a group (14 persons)	2,994,537		4.79%

*	Less than one percent (1%) of the outstanding common shares.

(a)	Assumes exercise of stock options beneficially owned by the named individual or entity into shares of Pinnacle Common Stock. Based on 60,063,181 shares of Pinnacle Common Stock outstanding as of March 10, 2009.

(b)	Based solely on information contained in an amended Schedule 13G filed with the SEC on February 9, 2009 by Columbia Wanger Asset Management, L.P., an investment advisor (“Columbia”). As of December 31, 2008, Columbia reported beneficially owning 5,658,900 shares of Pinnacle Common Stock. Pursuant to the amended

Schedule 13G, Columbia reported having sole voting over 5,200,000 shares of Pinnacle Common Stock and sole dispositive power over 5,658,900 shares of Pinnacle Common Stock.

(c)	Based solely on information contained in a Schedule 13G filed with the SEC on February 5, 2009, by Barclays Global Investors, NA. and its affiliates (collectively, “Barclays”). As of December 31, 2008, Barclays reported beneficially owning 4,042,803 shares of Pinnacle Common Stock. Pursuant to the Schedule 13G, Barclays reported having sole voting power of 3,136,436 shares of Pinnacle Common Stock and sole dispositive power of 4,042,803 shares of Pinnacle Common Stock.

(d)	Based solely on information contained in an amended Schedule 13G filed with the SEC on February 12, 2009 by Addison Clark Management, L.L.C., an investment advisor (“Addison”). As of December 31, 2008, Addison reported beneficially owning 3,820,693 shares of Pinnacle Common Stock. Pursuant to the amended Schedule 13G, Addison reported having shared voting and dispositive power with respect to all of the reported shares of Pinnacle Common Stock.

(e)	Based solely on information contained in a Schedule 13G filed with the SEC on February 12, 2008 by PENN Capital Management Co., Inc., an investment advisor (“PENN”). As of December 31, 2008, PENN reported beneficially owning 3,700,394 shares of Pinnacle Common Stock. Pursuant to the Schedule 13G, PENN reported having sole voting and dispositive power with respect to all of the reported shares of Pinnacle Common Stock.

(f)	Based solely on information contained in a Schedule 13G filed with the SEC on January 26, 2009, by OppenheimerFunds, Inc., an investment adviser (“Oppenheimer”). As of December 31, 2008, Oppenheimer reported beneficially owning 3,537,900 shares of Pinnacle Common Stock and disclaimed beneficial ownership over such shares. Pursuant to the Schedule 13G, Oppenheimer reported having shared voting and dispositive power with respect to all of the reported shares of Pinnacle Common Stock.

(g)	Based solely on information contained in a Schedule 13G filed with the SEC on February 6, 2009 by Prudential Financial, Inc. a parent holding company and its investment adviser and broker dealer affiliates (“Prudential”). As of December 31, 2008, Prudential reported beneficially owning 3,373,010 shares of Pinnacle Common Stock. Pursuant to the Schedule 13G, Prudential has sole voting power over 720,668 shares of Pinnacle Common Stock, shared voting power over 2,135,042 of Pinnacle Common Stock, sole disposition power over 720,688 shares of Pinnacle Common Stock and shared disposition power over 2,652,342 shares of Pinnacle Common Stock.

(h)	Based solely on information contained in a Schedule 13G filed with the SEC on January 16, 2009, by Jennison Associates LLC, an investment adviser (“Jennison”). As of December 31, 2008, Jennison reported beneficially owning 3,254,567 shares of Pinnacle Common Stock. Pursuant to the Schedule 13G, Jennison reported having sole voting power of 2,737,900 shares of Pinnacle Common Stock and shared dispositive power of 3,254,567 shares of Pinnacle Common Stock.

(i)	Includes 1,345,801 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Lee or that he will have the right to acquire upon the exercise of options exercisable within 60 days of March 10, 2009. Of the shares of Pinnacle Common Stock beneficially owned by Mr. Lee, 5,700 are held and pledged in a marginable brokerage account and no margin loan was outstanding on March 10, 2009. An additional 2,200 shares of Pinnacle Common Stock are held in a brokerage account for the benefit of Mr. Lee’s daughter, of which he is the custodian and under the SEC rules the beneficial owner. An additional 6,580 shares of Pinnacle Common Stock are held by Mr. Lee in Pinnacle’s 401(k) plan. Also includes 6,000 shares of restricted stock beneficially owned by Mr. Lee.

(j)	Includes 346,739 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Capp. An additional 6,659 shares of Pinnacle Common Stock are held by Mr. Capp in Pinnacle’s 401(k) plan. Also includes 2,000 shares of restricted stock beneficially owned by Mr. Capp.

(k)	Includes 2,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Comer and 681 phantom stock units beneficially owned by Mr. Comer.

(l)	Includes 310,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Godfrey. Also includes 2,000 shares of restricted stock beneficially owned by Mr. Godfrey.

(m)	Includes 30,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Goeglein or that he will have the right to acquire upon the exercise of options exercisable within 60 days of March 10, 2009. Also includes 681 phantom stock units beneficially owned by Mr. Goeglein.

(n)	Includes 48,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Giovenco or that he will have the right to acquire upon the exercise of options exercisable within 60 days of March 10, 2009. Also includes 681 phantom stock units beneficially owned by Mr. Giovenco.

(o)	Includes 10,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Landau or that he will have the right to acquire upon the exercise of options exercisable within 60 days of March 10, 2009. Also includes 681 phantom stock units beneficially owned by Mr. Landau.

(p)	Includes 47,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Leslie or that he will have the right to acquire upon the exercise of options exercisable within 60 days of March 10, 2009. Also includes 39,623 shares of Pinnacle Common Stock credited to Mr. Leslie’s deferred compensation account under the Directors Plan. Also includes 681 phantom stock units beneficially owned by Mr. Leslie.

(q)	Includes 57,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Martineau or that he will have the right to acquire upon the exercise of options exercisable within 60 days of March 10, 2009. Also includes 12,119 shares of Pinnacle Common Stock credited to Mr. Martineau’s deferred compensation account under the Directors Plan. Also includes 681 phantom stock units beneficially owned by Mr. Martineau.

(r)	Includes 36,400 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Ornest or that he will have the right to acquire upon the exercise of options exercisable within 60 days of March 10, 2009. These shares also include 91,362 shares of Pinnacle Common Stock owned by the Harry and Ruth Ornest Trust, with respect to whose shares Mr. Ornest has beneficial ownership. These shares include 110,000 shares of Pinnacle Common Stock owned by the Michael Ornest Trust, with respect to whose shares Mr. Ornest has beneficial ownership. These shares exclude 60,000 shares of Pinnacle Common Stock owned by the Ornest Family Foundation, as to which Mr. Ornest has no interest. Also includes 681 phantom stock units beneficially owned by Mr. Ornest.

(s)	Includes 52,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Reitnouer or that he will have the right to acquire upon the exercise of options exercisable within 60 days of March 10, 2009. Also includes 17,115 shares of Pinnacle Common Stock credited to Mr. Reitnouer’s deferred compensation account under the Directors Plan. Also includes 681 phantom stock units beneficially owned by Mr. Reitnouer.

(t)	Includes 140,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Uboldi. Also includes 2,000 shares of restricted stock beneficially owned by Mr. Uboldi.

(u)	Includes 25,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Hundley.

Transactions with Related Persons, Promoters and Certain Control Persons

The Company’s Audit Committee charter requires that the Audit Committee review on an ongoing basis and approve or disapprove all related party transactions that are required to be disclosed by Item 404 of Regulation S-K.

Daniel R. Lee, the Company’s Chairman and Chief Executive Officer, holds $1 million in aggregate principal amount of the Company’s 8.25% senior subordinated notes due 2012, which he acquired in periods prior to 2006. As a holder of the notes, Mr. Lee is entitled to receive semi-annual interest payments on the notes. In March 2004, the Executive Committee of the Company’s board of directors approved Mr. Lee’s acquisition of $500,000 in principal amount of the notes he holds, since those notes were acquired directly from the Company. In November 2005, Mr. Lee acquired the other $500,000 in principal amount of notes in the open market. Such open market purchase did not require either the Executive Committee’s or Audit Committee’s approval. Mr. Lee’s acquisition of such portion of the notes and the receipt of interest payments thereon were acquired in the open market and any benefits he received in respect of the notes were afforded to all holders of the notes on a pro rata basis.

PROPOSAL 2

APPROVAL OF AMENDMENTS TO EXISTING EQUITY PLANS AND INDUCEMENT OPTIONS TO PERMIT A ONE-TIME VALUE-FOR-VALUE STOCK OPTION EXCHANGE PROGRAM
(Item No. 2 on Proxy Card)

Background

Our stock price has experienced a significant decline during the past two years, due in large part to the continued weak economy, the effect of reduced discretionary consumer spending on the casino industry generally and other factors beyond our control. This decline mirrors the decline in the stock prices of other companies in the casino industry as well as other industries. We believe our Company and our stock price have performed better than many casino companies and gaming stocks, but the value of stock options is driven by absolute rather than relative performance. There is no sign that economic conditions will soon change, or that our stock price (or the stock prices of other companies in our industry) will soon return to recent historical levels. This decline in our stock price means that many of the stock options we have granted to our employees have no value to the employees because their exercise prices are greater than our current stock price. In other words, the options are “underwater.” Underwater options are not an effective retention tool for employees, nor do they result in the alignment of employees’ interests with the interests of our stockholders. We believe we can again achieve these goals — without a significant economic cost to our stockholders — by permitting employees who hold underwater options to exchange them in a value-for-value exchange offer for a smaller number of options that will have an exercise price equal to our stock price on the date of the exchange. A value-for-value exchange offer means that the employee can choose to exchange existing underwater options for new options that have the same calculated value, based on the commonly used Black-Scholes model or similar model, as the options being exchanged. The number of new options will therefore be smaller than the number of options being exchanged to offset the lower exercise price. Because of the newly extended vesting periods, the new options, when vesting is considered, will be somewhat more favorable for the Company and less favorable to the employee than an exchange offer that did not change vesting. The employee need not accept the Company’s exchange offer.

The Board of Directors has therefore determined that it would be in the best interests of the Company to seek stockholder approval of amendments to the Company’s existing equity plans to allow the Company to implement a one-time stock option exchange program (the “Option Exchange Program”) for all current employees of the Company (including executive officers of the Company) who hold stock options, but not including non-employee Directors. The options subject to the Option Exchange Program were granted under the Company’s 2005 Equity and Performance Incentive Plan, as amended (the “2005 Plan”), 1996 Stock Option Plan, 2001 Stock Option Plan, and 2002 Stock Option Plan, as such plans have been or may be amended (the “Prior Plans” and, collectively with the 2005 Plan, the “Plans”), and also include inducement grants granted outside the Plans pursuant to the Nonqualified Stock Option Agreements dated as of April 10, 2002 between the Company and Daniel R. Lee, the Nonqualified Stock Option Agreement dated as of January 11, 2003 between the Company and Stephen H. Capp, and the Nonqualified Stock Option Agreement dated as of August 1, 2008 between the Company and Carlos Ruisanchez (collectively, such inducement grants are referred to as the “Inducement Options”). The Option Exchange Program will give employees the opportunity to voluntarily exchange outstanding options under the Plans and Inducement Options for new options under the 2005 Plan.

If the Option Exchange Program is implemented, each employee who holds an “underwater” option (meaning that the exercise price of the option is greater than our current stock price) will be able to voluntarily exchange the option for a new option under the 2005 Plan whose exercise price will equal the fair market value of our common stock on the date of grant. The Option Exchange Program may be implemented by one or more separate exchange offers commenced before November 5, 2009, in the discretion of our Compensation Committee, but not more than one offer to exchange may be made for any one outstanding option.

The terms of several of the Plans, including the 2005 Plan, and NYSE Listing Requirements require stockholder approval before we can implement the Option Exchange Program. If our stockholders do not approve this proposal, we will not implement the Option Exchange Program. For information on the vote required for this proposal to be approved, see “— Vote Required.”

Reasons for the Option Exchange Program

The purposes for which we have granted stock options are to provide long-term incentive to our employees, align employee and stockholder interests, attract new employees and promote the retention of our employees. Our stock price has experienced a significant decline during the past two years, due in large part to the continued weak economy, the effect of reduced discretionary consumer spending on the casino industry generally and other factors beyond our control. This decline mirrors the decline in the stock prices of other companies in our industry and in fact has been less of a decline than many of those companies. As a result, approximately 72% of the outstanding options as of April 6, 2009 have exercise prices that are higher than the trading price of our common stock; i.e., the options are underwater. As of April 6, 2009, employees held stock options to purchase 4,641,200 shares of our common stock with exercise prices above the fair market value of our common stock on that date ($8.64 per share). The weighted average exercise price of these underwater options is $17.38 per share. Of these underwater options, our executive officers held options to purchase 1,960,000 shares, with a weighted average exercise price of $14.55. The following table summarizes information about stock options held by employees and executives outstanding at April 6, 2009, and includes information about the Inducement Options:

		Weighted
		Average
	Number of	Exercise
Range of Exercise Prices	Shares	Price

$ 0.00 - $ 8.00	881,239	$6.57
$ 8.01 - $ 9.00	883,501	$8.44
$ 9.01 - $13.00	625,500	$10.60
$13.01 - $15.00	1,979,000	$14.60
$15.01 - $20.00	1,149,600	$17.18
$20.01 - $37.00	886,100	$28.67
Total	6,404,940	$14.68

The following table summarizes information about outstanding stock options held by executive officers at April 6, 2009, and includes information about the Inducement Options:

Outstanding Options Granted to Executive Officers

						Black-Scholes
				Intrinsic Values		Valuation		Percentage	Percentage
	Date of	Number of	Exercise	At	At	At Date of	As of	of Options	of Options
Name and title	Grant	Options	Price	$32 per share(a)	$8.64 per share(b)	Grant(c)	4/6/09(d)	Vested(e)	Exercised(e)

Daniel R. Lee	4/10/2002	865,801	$8.45	$20,389,614	$164,502	$4,951,741	$3,905,178	100%	0%
Chairman of the Board and	5/3/2005	600,000	$14.70	$10,380,000	$0	$5,909,574	$2,424,204	60%	0%
Chief Executive Officer	5/20/2008	550,000	$14.68	(f)	$0	$4,597,483	$2,831,648	0%	0%
Total		2,015,801		$30,769,614	$164,502	$15,458,798	$9,161,030		0%
Alain Uboldi	11/5/2001	15,000	$6.70	$379,500	$29,100	$65,652	$72,943	100%	0%
Chief Operating Officer	1/29/2002	5,000	$5.95	$130,250	$13,450	$19,946	$25,914	100%	0%
	6/18/2002	30,000	$9.62	$671,400	$0	$193,279	$127,218	100%	0%
	8/14/2003	10,000	$6.75	$252,500	$18,900	$44,787	$51,881	100%	0%
	2/8/2005	100,000	$17.75	$1,425,000	$0	$1,180,468	$360,527	80%	0%
	5/20/2008	70,000	$14.68	(f)	$0	$585,134	$360,392	0%	0%
	7/30/2008	20,000	$11.13	(f)	$0	$128,242	$112,744	0%	0%
Total		250,000		$2,858,650	$61,450	$2,217,508	$1,111,619		0%
Steve Capp	1/11/2003	286,739	$6.05	$7,440,877	$742,654	$1,157,141	$1,528,591	100%	0%
Executive Vice President and	5/16/2005	100,000	$16.92	$1,508,000	$0	$1,110,936	$378,642	60%	0%
Chief Financial Officer	5/20/2008	80,000	$14.68	(f)	$0	$668,725	$411,876	0%	0%
	7/30/2008	20,000	$11.13	(f)	$0	$128,242	$112,744	0%	0%
Total		486,739		$8,948,877	$742,654	$3,065,044	$2,431,853		0%
Jack Godfrey	8/13/2002	250,000	$7.02	$6,245,000	$405,000	$1,156,980	$1,237,168	100%	0%
Executive Vice President,	5/16/2005	100,000	$16.92	$1,508,000	$0	$1,110,936	$378,642	60%	0%
General Counsel and Secretary	5/20/2008	70,000	$14.68	(f)	$0	$585,134	$360,392	0%	0%
	7/30/2008	20,000	$11.13	(f)	$0	$128,242	$112,744	0%	0%
Total		440,000		$7,753,000	$405,000	$2,981,292	$2,088,946		0%
Carlos Ruisanchez	8/1/2008	200,000	$11.35	(f)	$0	$1,300,744	$1,121,526	0%	0%
Executive Vice President of Strategic Planning and Development
Cumulative Totals		3,392,540		$50,330,141	$1,373,606	$25,023,386	$15,914,974		0%

(a)	Pinnacle Entertainment, Inc. issued 11.5 million shares of common stock in January 2007 at $32.00 per share. Although not required to do so, executive officers executed stand-still agreements, prohibiting any exercise of stock options for 90 days, in order to facilitate the offering.

(b)	Closing share price on April 6, 2009.

(c)	Assumes a 10 year option term, and volatilities and risk free rates of return as of the individual option grant dates.

(d)	Assumes an option term equivalent to the remaining term of the individual option, and volatilities and risk free rates of return as of April 6, 2009 based upon such remaining term.

(e)	As shown above, the percentage vested and exercised is as of April 6, 2009.

(f)	Options were not granted at the time of the public offering in January 2007.

The Company granted Inducement Options to Daniel R. Lee, the Company’s Chief Executive Officer and Chairman, Stephen H. Capp, the Company’s Executive Vice President and Chief Financial Officer and Carlos Ruisanchez, the Company’s Executive Vice President of Strategic Planning and Development in connection with their commencement of employment.

For Mr. Lee, his Inducement Options, which were granted effective April 10, 2002 and represent the right to purchase a total of 765,801 shares of Pinnacle Common Stock at a price of $8.45 per share and which vested over a four-year period, were granted as an inducement award outside of the Company’s then-existing stockholder-approved equity compensation plans (the “Lee Inducement Options”). The terms of the Lee Inducement Options are set forth in two Nonqualified Stock Option Agreements each dated as of April 10, 2002, and do not expressly permit a repricing of the award without stockholder approval.

For Mr. Capp, his Inducement Option, which was granted effective as of January 11, 2003 and represents the right to purchase a total of 86,739 shares of Pinnacle Common Stock at a price of $6.05 per share and which vested over a five-year period, was granted as an inducement award outside of the Company’s then-existing stockholder-approved equity compensation plans (the “Capp Inducement Options”). The terms of the Capp Inducement Option are set forth in the Nonqualified Stock Option Agreement dated as of January 11, 2003, and do not expressly permit a repricing of the award without stockholder approval.

For Mr. Ruisanchez, his Inducement Option, which was granted effective as of August 1, 2008, represents the right to purchase a total of 200,000 shares of Pinnacle Common Stock at a price of $11.35 per share and which vests over a four-year period, was granted as an inducement award outside of the Company’s existing stockholder-approved equity compensation plans (the “Ruisanchez Inducement Option”). The terms of the Ruisanchez Inducement Option are set forth in the Nonqualified Stock Option Agreement dated as of August 1, 2008, and do not expressly permit a repricing of the award without stockholder approval.

In the case of the Ruisanchez Inducement Option, the exercise price is more than 31% higher than the trading price of Pinnacle Common Stock as of April 6, 2009. The Lee Inducement Options and the Capp Inducement Option, while in-the-money as of April 6, 2009, have an exercise price close to the trading price of Pinnacle Common Stock and could be underwater if the value of Pinnacle Common Stock declines prior to the exchange offer.

There can be no assurance that economic conditions will soon change, or that our stock price (or the stock prices of other companies in our industry) will soon increase. Therefore, the Board and the Compensation Committee believe that these underwater options no longer serve the long-term incentive and retention objectives they were meant to serve. By permitting employees to exchange these underwater options for new options, an Option Exchange Program will enable us to enhance long-term stockholder value by retaining experienced and productive employees, improving the morale of our employees generally, and aligning the interests of our employees more fully with the interests of our stockholders.

We rely on highly skilled employees with casino experience to develop and operate our business, including to manage the challenges of our development pipeline. If we are not successful in retaining our current best employees, we could experience employee turnover which is disruptive and expensive. Several major casino companies have been the subject of leveraged buyouts in recent years, with much of the senior management of the acquired company choosing to retire or leave the industry. Other companies have attempted aggressive development programs and have a need for both capital and the expertise to obtain capital and oversee development. Tribal gaming has grown significantly in recent years and now accounts for an estimated 50% of all domestic casino revenues. Finally, the legalization of casino gaming in Atlantic City in 1976 (the first legalized gaming jurisdiction in the U.S. outside of Nevada) attracted many individuals to the industry, including many of the industry’s senior executives. Many of these people are now reaching retirement age. Because of all of these factors and others, there is significant demand for qualified industry executives, despite the challenging economy and particularly for executives from companies that have been successful operationally, that have developed and built successful casinos, and that have demonstrated prudent financial management. We believe that stock options are an important component in our employees’ total compensation and that the Company benefits when employees’ interests are aligned with those of our stockholders. We believe that the failure to address the underwater option issue in the near term may make it more difficult for us to retain our key employees.

If we need to hire replacement employees, such employees will generally demand stock option packages with exercise prices equal to the current market price. New employees do not have the same background knowledge and expertise with our Company as our existing employees and it often requires an extended period of time for new employees to become fully productive. Finally, new employees often result in recruitment fees and relocation expenses and, despite our best efforts at employment screening, some portion of our new hires do not become as productive as we require, resulting in additional turnover. In general, it is better for the Company to retain its employees than seek new employees, especially since the Company can and does occasionally dismiss those employees who are, in management’s judgment, less productive.

Furthermore, we already are incurring substantial compensation costs with respect to the outstanding underwater stock options. These options were granted with exercise prices at the then fair market value of our common stock. Under applicable accounting rules, we have recognized a total of approximately $23.4 million in compensation expense related to stock options as of December 31, 2008, of which outstanding stock options totaling approximately 72% are underwater as of April 6, 2009. We will continue to be obligated to recognize such compensation expense, even if these options are never exercised because they remain underwater and they expire worthless to the employee. We believe it is not an efficient use of our resources to recognize compensation expense for options that are not perceived by our employees as providing value to them and that may expire worthless to the employee. By exchanging options that have little or no retention or incentive value for options that will provide both retention and incentive value, we will be making more efficient use of our resources. Since the exchange will be no more favorable to participants as of either the start of the exchange offer or the date of the exchange than a value-for-value exchange (as discussed below), this can be accomplished without creating additional compensation expense, other than an immaterial expense that might result from fluctuations in our stock price after the exchange ratios have been set but before the exchange actually occurs.

In 1996, our Board of Directors adopted a policy concerning repricing stock options that would apply to all then-existing stock option plans and all future stock option plans (the “Repricing Policy”). The Repricing Policy expressly permits the issuance of new lower priced options to persons holding higher priced options in lieu of such higher priced options, but unless this Proposal 2 is approved by the stockholders, the shares covered by such higher priced options so cancelled or surrendered shall not be available for regrant under such stock option plans. In connection with the approval of the amendments to the Plans and the Inducement Options to allow the Company to implement the Option Exchange Program, our Board of Directors is seeking stockholder approval to permit the eligible options surrendered for exchange in the Option Exchange Program, including the Inducement Options (except for the Inducement Options held by Mr. Ruisanchez which are treated as described below), to be cancelled and all shares of Pinnacle Common Stock that were subject to such surrendered options to again become available for future awards under the 2005 Plan in accordance with the operative provisions of the 2005 Plan. In all other respects, the Company’s Repricing Policy will remain unchanged, if the stockholders approve this Proposal 2.

The Option Exchange Program will meaningfully reduce our total number of outstanding stock options or “overhang” represented by outstanding options that have high exercise prices and may no longer provide adequate incentives or retention inducement to our employees. These underwater stock options held by employees and executives currently create an equity award overhang to our stockholders of approximately 4,641,200 shares (based on $8.64 closing price of our common stock on April 6, 2009). As of April 6, 2009, the total number of shares of our outstanding common stock was 60,063,181. In the Option Exchange Program, these underwater options may be replaced with a smaller number of options with a lower exercise price, thereby decreasing the overhang. Based on the share price of $8.64 as of April 6, 2009, and other key assumptions used in the Black-Scholes option pricing model, and assuming that all eligible options are exchanged, the Company estimates that 3,530,027 new options would be issued in exchange for underwater options.

If we are unable to conduct a program in which underwater options with low incentive value may be exchanged for options with higher incentive value, we may be forced to issue additional options to our employees at current market prices, increasing our overhang. These grants would more quickly exhaust our current pool of options available for future grant. Similarly, if this Proposal 2 is not approved, then this may result in employee turnover and may require the Company to issue more options to new employees than the options previously granted to former employees, which will quickly exhaust the options available for future grant under the 2005 Plan. This may affect the Company’s ability to attract qualified employees.

Summary of the Option Exchange Program

Offer To Exchange Options.  Under the proposed Option Exchange Program, employees will be given the opportunity to exchange their underwater options for new stock options issued under the 2005 Plan. Such new stock options are referred to as the “Exchange Grants.”

Eligible Employees.  The Option Exchange Program will be open to all employees (including executive officers) who hold underwater options. Non-employee members of the Board of Directors will not be permitted to participate in the Option Exchange Program. As of April 6, 2009, approximately 145 employees would have been eligible to participate in the Option Exchange Program, including five executive officers. If this Proposal 2 is approved, stockholders are, in effect, approving each of the Exchange Grants that will be made pursuant to the Option Exchange Program, including grants to any executive officer of the Company of Exchange Grant(s) where the number of shares of Pinnacle Common Stock for which such Exchange Grant(s) are exercisable may exceed either one percent of the number of shares of Pinnacle Common Stock or one percent of the voting power outstanding before the issuance of such Exchange Grants.

Eligible Options. The options eligible for exchange under the Option Exchange Program will be the outstanding non-qualified and incentive stock options granted to employees under the Plans and under the Inducement Options that are underwater options, based on the fair market value of our common stock as of the date specified by the terms of the Option Exchange Program, which shall not be more than 10 business days before the exchange offer. The exercise price of the new options will be equal to the price of Pinnacle Common Stock on the date of the exchange. This is complicated by the volatility of the stock price and the rules of the Securities and Exchange Commission, which require that such exchange offers remain outstanding for 20 business days. As one way to resolve such issue, among other things, the Compensation Committee shall have the power, in its discretion, to limit the options eligible for exchange to those which are underwater by at least a specified amount (i.e., those whose exercise prices exceed the fair market value of our common stock by at least a specified amount), but is not required to set such limits.

Exchange Ratio.  The exchange will be no more favorable to participants as of either the start of the exchange offer or the date of the exchange than a value-for-value exchange. That is, the ratio of the number of shares covered by each underwater option to the number of shares covered by each Exchange Grant for which it is exchanged will be designed to result in the Exchange Grants having a fair value, for accounting purposes, that will be no more than the fair value of the options that are surrendered in the exchange (based on appropriate valuation assumptions made when the offer to exchange commences and using an option pricing model such as the Black-Scholes option pricing model). In a value-for-value exchange, these ratios will be designed to make the grant of Exchange Grants accounting expense neutral, thus tending to eliminate additional compensation cost that we must recognize on the Exchange Grants, other than immaterial compensation expense that might result from fluctuations in our stock price after the exchange ratios have been set but before the exchange actually occurs. More specifically, before the beginning of the exchange offer, the Compensation Committee will either set the exchange ratio for each option eligible to be exchanged, or set a formula that will be applied at the end of the exchange offer period to determine the exchange ratio for each option that is exchanged. The calculation of fair value using the Black-Scholes or other option pricing model takes into account many variables, such as the volatility of our stock and the expected term of an option. As a result, the exchange ratios do not necessarily increase as the exercise price of the option increases. In any event, the exchange will maintain a value-for-value relationship.

Exercise Price of New Options.  Any new option issued pursuant to the Option Exchange Program as an Exchange Grant will have an exercise price not less than the fair market value of our common stock as of the new grant date.

Vesting Of Exchange Grants.  The Exchange Grants will generally not be vested or exercisable within one year after the date of the exchange. Upon the passage of one year from the date of the exchange, the Exchange Grants will generally be vested and exercisable to the extent that the exchanged underwater options would have been vested and exercisable at that date. However, if an Exchange Grant would expire within one year after the date of the exchange (for example, because the Compensation Committee determines that the term of the Exchange Grant shall be the remaining term of the exchanged underwater option, and the exchanged underwater option has a remaining term of less than one year), the Compensation Committee will provide that the Exchange Grant will become exercisable for six months before its expiration.

Term Of New Options.  Any new option issued pursuant to the Option Exchange Program as an Exchange Grant will have an option expiration date determined by the Compensation Committee in its discretion. For example, the Compensation Committee may determine that the term of the Exchange Grant shall be the remaining term of the exchanged underwater option, or that the term of the Exchange Grant shall be a fixed period after the exchange occurs. If the term of the Exchange Grant is extended beyond the remaining term of the exchanged underwater option, the value-for-value exchange would result in fewer shares being covered by the Exchange Grant.

Other Terms And Conditions Of The Exchange Grant.  The other terms of each new Exchange Grant will be governed by the terms of the 2005 Plan.

Return Of Eligible Options Surrendered.  In accordance with the terms of the 2005 Plan, the eligible options surrendered for exchange, including the Inducement Options, will be cancelled and all shares of Pinnacle Common

Stock that were subject to such surrendered options (except for the Ruisanchez Inducement Option) will again become available for future awards under the 2005 Plan. The proposed amendment to the 2005 Plan will clarify the treatment of surrendered Lee Inducement Options and surrendered Capp Inducement Option, and will add a provision that, upon the surrender of the Ruisanchez Inducement Option, a number of shares will become available for future grant under the 2005 Plan equal to the number of shares covered by the Exchange Grant for the Ruisanchez Inducement Option. This provision is designed to prevent depletion of the number of shares available for future grant under the 2005 Plan by the shares covered by Mr. Ruisanchez’s Exchange Grant.

Implementation Of The Option Exchange Program.  We have not commenced the Option Exchange Program and will not do so unless our stockholders approve this proposal. If we receive stockholder approval of the amendments to the Plans and the Inducement Options permitting the Option Exchange Program, the Option Exchange Program may commence at a time determined by the Compensation Committee, but not later than November 5, 2009. Before the beginning of an exchange offer, we will file the offer to exchange and other related documents with the SEC as part of a tender offer statement on Schedule TO. The Schedule TO and written materials furnished to all eligible employees holding underwater options will contain a description of the precise terms and timing of the exchange offer. Employees would be given at least 20 business days (or such longer period as the Compensation Committee elects to keep the exchange open) to elect to exchange their eligible options for Exchange Grants. Although we do not anticipate that the SEC would require us to modify the terms materially, it is possible that we will need to alter the terms of the Option Exchange Program to comply with comments from the SEC. We will also reserve the right to alter the terms of, or to revoke, an option exchange offer at any time before the actual exchange for other reasons, such as a large unexpected change in the trading value of our stock during the offer period. After the offer to exchange is closed, the eligible options surrendered for exchange would be cancelled, and the Compensation Committee would approve the making of the Exchange Grants in accordance with the applicable exchange ratios and other terms determined by the Compensation Committee. However, no option eligible for exchange under a consummated offer to exchange may be tendered pursuant to any later offer to exchange made pursuant to the Option Exchange Program. Employees, as well as stockholders and members of the public, will be able to access the Schedule TO and other documents we file with the SEC free of charge from the SEC’s website at www.SEC.gov or on our Investor Relations website, www.pnkinc.com.

Accounting Treatment

Under SFAS 123(R), the exchange of options under an Option Exchange Program is treated as a modification of the existing options for accounting purposes. Accordingly, we will treat the modification as an exchange of the existing option for a new Exchange Grant with total compensation costs equal to the unamortized compensation cost of the existing option plus the incremental value of the modification to the award, which will be recognized ratably over the vesting period of the Exchange Grants. The incremental compensation cost will be measured as the excess, if any, of the fair value of each Exchange Grant, measured as of the date the Exchange Grants are granted, over the fair value of the surrendered underwater options, measured immediately before their surrender and cancellation. Because the exchange is intended to be no more than a value-for-value exchange, the exchange ratios will be calculated as of either the start of the exchange offer or the date of the exchange to result in the fair value of the surrendered underwater options being no more than the fair value of the Exchange Grants. We would therefore not expect to recognize any significant incremental compensation expense for financial reporting purposes as a result of the Option Exchange Program. In the event that any of the Exchange Grants are forfeited before their vesting due to termination of service, the incremental compensation cost for the forfeited Exchange Grants will not be recognized; however, we would recognize any unamortized compensation expense from the surrendered underwater options which would have been recognized under their original vesting schedule.

U. S. Federal Income Tax Consequences of the Option Exchange Program

The following is a summary of the anticipated material U.S. federal income tax consequences of participating in the Option Exchange Program. A more detailed summary of the applicable tax consequences to participating employees will be provided in the offer to exchange. We believe the exchange of eligible underwater options for Exchange Grants pursuant to the Exchange Program should be treated as a non-taxable exchange, so that neither we nor our employees should recognize any income for U.S. federal income tax purposes upon the surrender of eligible underwater options and the grant of Exchange Grants. However, the tax consequences of the exchange program are not entirely certain, and the Internal Revenue Service is not precluded from adopting a contrary position. Therefore, all holders of eligible underwater options are urged to consult their own tax advisors regarding the tax treatment of participating in the exchange program under all applicable laws before participating in the exchange program.

Plan Benefits Relating to the Option Exchange Program

Because participation in the Option Exchange Program is voluntary, the benefits or amounts that will be received by any employee, if this proposal is approved and the Option Exchange Program is implemented, are not currently determinable; we are not able to predict who or how many employees will elect to participate, how many options will be surrendered or the number of Exchange Grants that may be granted. Based on an assumed $8.64 trading value per share on April 6, 2009, the maximum estimated net reduction in the number of shares underlying outstanding options following the implementation of the Option Exchange Program (based on various key assumptions used in the Black-Scholes option pricing model) would be 1,111,173 shares.

Effect on Stockholders

We are unable to predict the precise impact of the Option Exchange Program on our stockholders because we are unable to predict how many or which employees will exchange their eligible underwater options. We believe that the indirect impacts, from reduced turnover and better alignment of objectives, to be positive.

Amendments to the Plans and Inducement Options

In order to permit us to implement the Option Exchange Program in compliance with applicable NYSE rules and the provisions of the Plans, subject to approval of the amendments by our stockholders at the Annual Meeting, Section 3.1(b) of the 2005 Plan will be amended by the addition of the following language:

“Without limiting the generality of the foregoing, all Shares subject to options granted under this Plan, the Prior Plans, or Individual Arrangements that are cancelled or surrendered under the Option Exchange Program shall again be available for Awards under the Plan. If any options granted to Carlos Ruisanchez under the Nonqualified Stock Option Agreement dated as of August 1, 2008 are cancelled or surrendered under the Option Exchange Program, the number of Shares available for grant under this Plan shall be increased by the number of Shares subject to the Exchange Grant issued in exchange for such options.”

In order to permit us to implement the Option Exchange Program in compliance with applicable NYSE rules and the provisions of the Plans, subject to approval of the amendments by our stockholders at the Annual Meeting, each Plan will be amended by the addition of the following language as a new section at the end of each Plan:

“Option Exchange Program.  Notwithstanding any other provision of the Plan to the contrary, the Company, by action of the Compensation Committee of the Board, may effect an option exchange program (the “Option Exchange Program”), through one or more option exchange offers to be commenced before November 5, 2009; provided, however, that in no event may more than one offer to exchange be made for any outstanding option. Under the Option Exchange Program, Eligible Employees will be offered the opportunity to exchange Eligible Options for new grants of options (the “Exchange Grants”), as follows: (1) the Compensation Committee shall determine the exchange ratio for an exchange of Eligible Options for Exchange Grants; provided, however, that the ratio shall be such that the fair value as of either the start of the exchange offer or the date of the exchange (for financial accounting purposes) of an Exchange Grant shall be no more than the fair value (for financial accounting purposes) of the Eligible Options for which the Exchange Grant is exchanged, (2) the per share exercise price of each Exchange Grant that is a stock option shall not be less than the fair market value of a share of Common Stock on the date of issuance of the Exchange Grant, (3) an Exchange Grant shall not be vested or exercisable within one year after the date of the exchange, except in a case in which the Exchange Grant would expire within such one year period, in which case the Compensation Committee may provide that the Exchange Grant becomes vested and exercisable within six months before its expiration, and (4) the Compensation Committee shall determine the expiration date of any Exchange Grants. All other terms of the Exchange Grants shall be governed by the provisions of the Company’s 2005 Equity and Performance Incentive Plan, as amended (the “2005 Plan”). Any Eligible Employee may receive Exchange Grants where the shares of Common Stock underlying such Exchange Grants exceed either one percent of the number of shares of Pinnacle Common Stock or one percent of the voting power outstanding before the issuance of such Exchange Grants. “Eligible

Employees” means employees of the Company including executive officers (as defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended). “Eligible Options” means any option granted under the 2005 Plan or the Company’s 1996, 2001 and 2002 Stock Option Plans, as amended, the Nonqualified Stock Option Agreement dated as of January 11, 2003 by and between the Company and Stephen H. Capp, the Nonqualified Stock Option Agreements dated as of April 10, 2002 by and between the Company and Daniel R. Lee, and the Nonqualified Stock Option Agreement dated as of August 1, 2008 by and between the Company and Carlos Ruisanchez, where, as of the date specified by the terms of any exchange offer (which date shall not be more than 10 business days before the exchange offer), the fair market value per share of the shares of Common Stock underlying the Eligible Option is less than the per share exercise price of the Eligible Option; provided, however, that the Compensation Committee may, in its discretion, specify more restrictive criteria for determining which options are “Eligible Options.” Subject to the foregoing, the Compensation Committee of the Board of Directors shall be permitted to determine additional terms, restrictions or requirements relating to the Option Exchange Program that they deem necessary or advisable, consistent with the terms of the 2005 Plan.”

In order to permit us to implement the Option Exchange Program in compliance with applicable NYSE rules, subject to approval of the amendments by our stockholders at the Annual Meeting, each Nonqualified Stock Option Agreement governing the Inducement Options will be amended by the addition of the following language:

“8. Permitted Option Exchange.  The Committee shall have the authority to include the Optionee in any option exchange program, through one or more option exchange offers to be commenced before November 5, 2009; provided, however, that in no event may more than one offer to exchange be made for the Option. Under such an option exchange program, if the Option is eligible for participation in such program, Optionee will be offered the opportunity to exchange the Option for new grants (the “Exchange Grants”) of options under the Company’s 2005 Equity and Performance Incentive Plan, as amended (the “2005 Plan”) as follows: (1) the Committee shall determine the exchange ratio for an exchange of the Option for Exchange Grants; provided that, the ratio shall be such that the fair value as of either the start of the exchange offer or the date of the exchange (for financial accounting purposes) of an Exchange Grant shall be no more than the fair value (for financial accounting purposes) of the Eligible Options for which the Exchange Grant is exchanged, (2) the per share exercise price of each Exchange Grant that is a stock option shall not be less than the fair market value of a share of Common Stock on the date of issuance of the Exchange Grant, (3) an Exchange Grant shall not be vested or exercisable within one year after the date of the exchange, except in a case in which the Exchange Grant would expire within such one year period, in which case the Compensation Committee may provide that the Exchange Grant becomes vested and exercisable within six months before its expiration, and (4) the Committee shall determine the expiration date of any Exchange Grants. All other terms of the Exchange Grants shall be governed by the provisions of the 2005 Plan. The Option is eligible for participation in such an option exchange program where, as of the date specified by the terms of any exchange offer (which date shall not be more than 10 business days before the exchange offer), the fair market value per share of the shares of Common Stock underlying the Option is less than the per share exercise price of the Option; provided, however, that the Committee may, in its discretion, specify more restrictive criteria for determining which options are eligible to participate in such an option exchange program. Subject to the foregoing, the Committee shall be permitted to determine additional terms, restrictions or requirements relating to such an option exchange program that they deem necessary or advisable, consistent with the terms of the 2005 Plan.”

Vote Required

Affirmative votes representing a majority of the votes cast “FOR,” “AGAINST” or “ABSTAIN” with respect to the proposal in person or by proxy and entitled to vote at the Annual Meeting will be required to approve this proposal, provided that the total votes cast on the proposal represent more than 50% of all shares entitled to vote on the proposal. According to NYSE rules, a vote to “ABSTAIN” on the proposal will be considered as a vote cast with respect to such matter, and will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the proposal, unless the votes otherwise cast constitute less than over 50% of all shares entitled to vote on the proposal. If you are both a stockholder and an employee holding eligible options, please note that voting to approve the amendments to the Plans and the Inducement Options authorizing the Option Exchange Program, does not constitute an election to participate in the Option Exchange Program.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AMENDMENTS TO EXISTING EQUITY PLANS AND INDUCEMENT OPTION GRANTS TO PERMIT A STOCK OPTION EXCHANGE PROGRAM.

Summary of the 2005 Plan, As Amended

The following is a summary of the key provisions of the 2005 Plan. This summary does not purport to be a complete description of all the provisions of the 2005 Plan, and it is qualified in its entirety by reference to the full text of the 2005 Plan. A copy of the 2005 Plan is attached as Attachment B to this Proxy Statement and reflects the proposed amendment to the 2005 Plan. Any stockholder who desires to obtain a copy of the 2005 Plan may do so by written request to the Secretary of the Company, at 3800 Howard Hughes Parkway, Las Vegas, Nevada 89169.

Shares Subject to the 2005 Plan

Up to an aggregate of 4,750,000 shares of Pinnacle Common Stock, plus any shares subject to awards granted under the Prior Plans and Individual Arrangements which are forfeited, expire or otherwise terminate without issuance of Shares, or are settled for cash or otherwise do not result in the issuance of Shares, on or after the effective date of the 2005 Plan, are authorized for issuance under the 2005 Plan. However, the maximum number of awards under the 2005 Plan that may be issued as ISOs (as defined below) will be 4,750,000 shares. Any shares that are subject to awards of options or stock appreciation rights shall be counted against this limit as one share for every one share granted. Any shares that are subject to awards other than options or stock appreciation rights (including shares delivered on the settlement of dividend equivalents) shall be counted against this limit as 1.4 shares for every one share granted. The aggregate number of shares available under the 2005 Plan and the number of shares subject to outstanding options will be increased or decreased to reflect any changes in the outstanding Pinnacle Common Stock by reason of any recapitalization, spin-off, reorganization, reclassification, stock dividend, stock split, reverse stock split or similar transaction.

If any shares subject to an award under the 2005 Plan or to an award under the Prior Plans or Individual Arrangements are forfeited, expire or are terminated without issuance of such shares, or are settled for cash or otherwise do not result in the issuance of such shares, the shares shall again be available for awards under the 2005 Plan. Without limiting the generality of the foregoing, all Shares subject to options granted under the 2005 Plan, the Prior Plans, or Individual Arrangements that are cancelled or surrendered under the Option Exchange Program shall again be available for awards under the 2005 Plan. If this proposal is approved by the stockholders and if any options granted to Carlos Ruisanchez under the Nonqualified Stock Option Agreement dated as of August 1, 2008 are cancelled or surrendered under the Option Exchange Program, the number of Shares available for grant under the 2005 Plan shall be increased by the number of Shares subject to the Exchange Grant issued in exchange for such options. Shares which are received or withheld by the Company to satisfy tax liabilities arising from the grant or exercise of an option or award, or as a result of the use of shares to pay the option price, shall not again be available to awards under the 2005 Plan.

Eligibility and Participation

All employees (including officers), directors, and consultants of the Company or any subsidiary are eligible for selection to receive awards under the 2005 Plan, subject to certain restrictions, including restrictions regarding the maximum number of awards and maximum dollar value of awards that each participant may receive in any given 12-month period.

Administration of the 2005 Plan

The 2005 Plan shall be administered by the Compensation Committee of the Board of Directors consisting of two or more directors of the Company who are both (a) “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, and (b) “outside directors” within the meaning of Section 162(m) of the Code. The Compensation Committee has full power and authority to determine when and to whom awards will be granted, including the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2005 Plan. In addition the Compensation Committee has the authority to interpret the 2005 Plan and the awards granted under the plan, and establish rules and regulations for the administration of the plan. To the extent permitted by applicable law, the Compensation Committee may delegate the administration of the plan to one or more directors or officers.

Types of Awards

Awards under the 2005 Plan may consist of options, stock appreciation rights, restricted stock, other stock unit awards, performance awards or dividend equivalents. The nature of each of such types of awards is discussed below. Each award will be made by an award agreement whose form and content shall be determined by the Compensation Committee in its discretion, consistent with the provisions of the 2005 Plan. The terms of award agreements for a particular type of award need not be uniform.

Type of Options.  Two types of options may be granted under the 2005 Plan: options intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Code, and options not so qualified for favorable federal income tax treatment (“NSOs”).

Stock Appreciation Rights.  Eligible participants may also receive stock appreciation rights. A stock appreciation right is a right to receive a payment based on the increase in the fair market value of a share after the date of grant. A stock appreciation right may be paid out in cash or in shares on its exercise in the Compensation Committee’s discretion.

Restricted Stock.  The Compensation Committee, in its discretion, may also grant awards of restricted stock to participants. Restricted stock shall be shares granted or sold to a participant that are subject to vesting restrictions based on continued employment or attainment of performance goals.

Other Stock Unit Awards.  The Compensation Committee, in its discretion, may grant other stock unit awards, which are awards valued in whole or part by reference to, or otherwise based on, shares, and may be payable in the form of cash or shares.

Performance Awards and Code Section 162(m) Provisions

The Compensation Committee, in its discretion, may issue performance awards to participants, the payment of which will be determined by the achievement of performance goals over a performance period. Upon the grant of a performance award, the Compensation Committee shall determine the relevant performance goals and the performance period. The performance based award provisions of the 2005 Plan permit the Company to grant performance awards to executive officers of the Company whose compensation is subject to the deductibility limit of Section 162(m) of the Code that will qualify as “performance based” compensation and that will thus be deductible without regard to the deductibility limit. Similarly, these provisions of the 2005 Plan permit the Company to provide that the vesting of restricted stock, and the vesting or payment of any other stock unit award, granted to such an executive officer will be subject to the achievement of the objective performance goals over a performance period, and thus satisfy the requirements to be “performance based” compensation which is deductible without regard to the deductibility limit. The Compensation Committee may also grant awards that are not “performance based,” and that will be subject to the deductibility limit of Section 162(m), if it determines that such awards are in the best interests of the Company.

The performance goals shall be based on the attainment of specified levels, or growth, of one or any combination of the following: net sales; pretax income before allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; reductions in costs; and/or return on invested capital of the Company or any affiliate, division or business unit of the Company for or within which the participant is primarily employed. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an affiliate, division or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. In setting performance goals, the Compensation Committee may specify objective adjustments to any of the foregoing measures for items that it determines will not properly reflect the Company’s financial performance for these purposes, such as the write-off of debt issuance costs, pre-opening and development costs, gain or loss from asset dispositions, asset or other impairment charges, litigation settlement costs, and other non-routine items that the Compensation Committee foresees may occur during the performance period. The Compensation Committee may also exclude the impact of an event or occurrence which the Compensation Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, and charges for extraordinary items, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required or recommended by generally accepted accounting principles.

Dividend Equivalents

The Compensation Committee, in its sole discretion, may determine that a participant who receives an award will also be entitled to receive dividend equivalents with respect to the number of shares covered by the award.

Option and Other Award Price

The purchase price for shares covered by each option shall not be less than 100% of the fair market value of such shares on the date of grant, but if an ISO is granted to a 10% stockholder of the Company or its subsidiaries (measured by ownership of voting power), the purchase price of an ISO shall not be less than 110% of the fair market value of such shares on the date of grant. The base price for a stock appreciation right shall not be less than 100% of the fair market value of shares as of the date of grant. The Compensation Committee, in its discretion, may determine the purchase price, if any, for restricted stock, other stock unit awards, and performance awards.

Exercisability of Options and Stock Appreciation Rights; Vesting of Restricted Stock and Other Awards

The Compensation Committee shall determine when and under what conditions any option or stock appreciation right shall become exercisable and when restricted stock, other stock unit awards, and performance awards shall become vested subject to certain restrictions.

Duration of Options and Stock Appreciation Rights

Each option or stock appreciation right shall expire on the date specified by the Compensation Committee, but not later than 10 years from the date of grant. ISOs granted to 10% stockholders of the Company (measured by ownership of voting power) shall expire not later than five years from the date of grant.

Termination of Employment; Death or Disability

If a participant ceases to be employed by the Company or any of its subsidiaries for any reason other than termination for cause, death or permanent disability, the participant’s options that were vested and exercisable shall remain exercisable until the end of the original term or for a maximum period of 90 days after the termination of employment, whichever is earlier (unless otherwise determined by the Compensation Committee in an individual option agreement or otherwise). If a participant dies or becomes permanently disabled, the participant’s vested and unvested options shall be exercisable for the remainder of their original term or for 36 months after the date of death or permanent disability, whichever is earlier (unless otherwise determined by the Compensation Committee in an individual award agreement or otherwise). After a participant’s death, options may be exercised by the person or persons to whom the participant’s rights pass by will or the laws of descent and distribution. Unless the Compensation Committee determines otherwise in its discretion, similar rules shall apply to stock appreciation rights. The treatment of each award of restricted stock, other stock unit award, or performance award on the termination of employment, death, or disability of the participant shall be determined by the Compensation Committee in its discretion. If a participant’s employment is terminated for cause, all of his or her awards may be immediately terminated and canceled, in the Compensation Committee’s discretion.

Certain Corporate Transactions

Upon the happening of a merger, reorganization or sale of substantially all of the assets of the Company or other change of control events specified in the 2005 Plan, the Compensation Committee may, in its sole discretion, do one or more of the following: (i) shorten the period during which options and stock appreciation rights are exercisable (provided they remain exercisable for at least 30 days after the date notice of such shortening is given to the participants); (ii) accelerate any vesting schedule to which an option, stock appreciation right, restricted stock, other stock unit award or performance award is subject; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume the restricted stock, other stock unit awards, stock appreciation rights or options or grant replacement options or stock appreciation rights with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise; (iv) cancel options upon payment to the participants in cash of an amount that is the equivalent of the excess of the fair market value of the Pinnacle Common Stock (at the effective time of the merger, reorganization, sale or other event) over the exercise price of the option to the extent the options are vested and exercisable, and cancel stock appreciation rights by paying the value thereof; or (v) make any other modification or adjustment that the Compensation Committee deems appropriate and fair in its discretion. The Compensation Committee may also provide for one or more of the foregoing alternatives in any particular award agreement.

Assignability of Options, Stock Appreciation Rights and Other Awards

Unless otherwise provided by the Compensation Committee, awards under the 2005 Plan may only be transferred by will or the laws of descent and distribution. The Compensation Committee may permit further transfer by gift pursuant to conditions and limitations that it may impose.

Duration, Termination and Amendment of the 2005 Plan

The 2005 Plan became effective on the date of its adoption by the Board on April 1, 2005. The 2005 Plan shall continue in effect for 10 years thereafter. The Board of Directors, however, may suspend or terminate the 2005 Plan at any time, which will not generally affect the validity of any outstanding award on the date of suspension.

The Board of Directors may also amend the 2005 Plan at any time, except that the Board of Directors will not amend the 2005 Plan in a way which violates Rule 16b-3 of the Exchange Act. The Board of Directors will not amend the 2005 Plan without obtaining stockholder approval to (a) increase the number of shares that may be the subject of awards under the 2005 Plan, (b) expand the types of awards available under the 2005 Plan, (c) materially expand the class of persons eligible to participate in the 2005 Plan, (d) amend any provision prohibiting the Compensation Committee from repricing options or taking similar action, (e) increase the maximum permissible term of any option, (f) amend the limits on grants of awards to any participant during a 12-month period, or (g) make any modification that requires stockholder approval under applicable law. Furthermore, no amendment of the 2005 Plan shall amend or impair any rights or obligations under any award theretofore granted under the 2005 Plan without the written consent of the holder of the affected award.

Notwithstanding anything to the contrary herein, if this proposal is approved by the stockholders, the Company may implement the Option Exchange Program.

Federal Income Tax Matters

The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the 2005 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. No information is provided with respect to persons who are not citizens or residents of the United States, or foreign, state or local tax laws, or estate and gift tax considerations. In addition, the tax consequences to a particular participant may be affected by matters not discussed below. ACCORDINGLY, EACH PARTICIPANT IS URGED TO CONSULT HIS OR HER TAX ADVISOR CONCERNING THE TAX CONSEQUENCES TO HIM OR HER OF THE 2005 PLAN, INCLUDING THE EFFECTS OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND OF CHANGES IN THE TAX LAWS.

The 2005 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”) and is not qualified under Section 401(a) of the Code.

Non-Qualified Stock Options.  Under current federal income tax law, the grant of an NSO has no tax effect on the Company or the participant. If the shares of Pinnacle Common Stock received on the exercise of an NSO are not subject to restrictions on transfer or risk of forfeiture, the exercise of the NSO will result in ordinary income to the participant equal to the excess of the fair market value of the shares at the time of exercise over the option price. The participant’s tax basis in the shares will be equal to the option price plus the amount of ordinary income recognized upon the exercise of the option. Upon any subsequent disposition of the shares, any gain or loss recognized by the participant will be treated as capital gain or loss and will be long-term capital gain or loss if the shares are held for more than one year after exercise.

Incentive Stock Options.  Under current federal income tax law, the grant of an ISO does not result in income to the participant or in a deduction for the Company at the time of the grant. Generally, the exercise of an ISO will not result in income for the participant if the participant does not dispose of the shares within two years after the date of grant or within one year after the date of exercise. If these requirements are met, the basis of the shares of Pinnacle Common Stock upon a later disposition will be the option price, any gain on the later disposition will be taxed to the participant as long-term capital gain, and the Company will not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an adjustment to regular taxable income in determining alternative minimum taxable income, which could cause the participant to be subject to the alternative minimum tax, thereby in effect depriving the participant of the tax benefits of ISO treatment. If the participant disposes of the shares before the expiration of either of the holding periods described above (a “Disqualifying Disposition”), the participant will have compensation taxable as ordinary income. If the price realized in any such Disqualifying Disposition of the shares exceeds the fair market value of the shares on the exercise date, the excess will be treated as long-term or short-term capital gain, depending on the participant’s holding period for the shares.

With respect to both nonqualified stock options and incentive stock options, special rules apply if an optionee uses shares already held by the optionee to pay the exercise price or if the shares received upon exercise of the option are subject to a substantial risk of forfeiture by the optionee.

Stock Appreciation Rights.  A participant holding a stock appreciation right will recognize ordinary income on the exercise of the stock appreciation right equal to the amount of cash or the fair market value of the shares he or she receives on the exercise. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

Other Awards.  The taxation of an award other than an option or a stock appreciation right depends on whether or not it consists of restricted stock (i.e., stock subject to a vesting restriction based on continued employment or attainment of performance goals). If any other stock unit award or a performance award does not consist of restricted stock, and is not settled in restricted stock, the participant will recognize ordinary income on the receipt of cash or shares equal to the amount of cash, or the excess of the fair market value of the shares over the amount (if any) that the participant pays for the shares. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

In general, no taxable income will be recognized by a participant at the time restricted stock is granted. Generally, on the date the restricted stock becomes vested, the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date the shares vest and the purchase price, and the Company will receive a tax deduction for the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of vesting as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

Tax Consequences to the Company.  In the foregoing cases, the Company generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to the limitations imposed under the Code.

$1,000,000 Limit on Deductible Non-Performance Based Compensation.  Section 162(m) of the Code provides that any publicly-traded corporation will be denied a deduction for compensation paid to certain executive officers to the extent that the compensation exceeds $1,000,000 per officer per year. However, as discussed above, the deduction limit does not apply to “performance based” compensation, as defined in Section 162(m). See “— Performance Awards and Code Section 162(m) Provisions”.

Excess Parachute Payments.  Under Section 4999 of the Code, certain officers, stockholders, or highly-compensated individuals (“Disqualified Individuals”) will be subject to an excise tax (in addition to federal income taxes) of 20% of the amount of certain “excess parachute payments” which they receive as a result of a change in control of the Company. Furthermore, Section 280G of the Code prevents the Company from taking a deduction for any “excess parachute payments.”

Section 409A Considerations.  Section 409A of the Code imposes certain additional taxes on an employee or service provider who receives “deferred compensation” that does not comply with the requirements of Section 409A. The Company believes that stock options, stock appreciation rights, and restricted stock granted under the 2005 Plan will not constitute “deferred compensation” within the meaning of Section 409A and that other awards under the 2005 Plan that are payable within a limited period of time after vesting will not constitute “deferred compensation” within the meaning of Section 409A.

Special Rules; Withholding of Taxes.  Special tax rules may apply to a participant who is subject to Section 16 of the Exchange Act. Other special tax rules will apply if a participant exercises a stock option by delivering shares of Pinnacle Common Stock which he or she already owns, or through a “broker’s exercise.”

The Company may take whatever steps the Compensation Committee deems appropriate to comply with any applicable withholding tax obligation in connection with the exercise of an option or stock appreciation right or the grant or vesting of restricted stock, other stock unit awards, or performance awards, including requiring any participant to pay the amount of any applicable withholding tax to the Company in cash. The Compensation Committee may, in its discretion, authorize “cashless withholding.”

Summary of the Prior Plans

The following is a summary of the key provisions of the Prior Plans. This summary does not purport to be a complete description of all the provisions of the Prior Plans, and it is qualified in its entirety by reference to the full text of the Prior Plans. A copy of the 1996 Stock Option Plan has been filed with the SEC as Appendix 1 to this Proxy Statement and reflects the proposed amendment to the 1996 Stock Option Plan. A copy of the 2001 Stock Option Plan, as amended, has been filed with the SEC as Appendix 2 to this Proxy Statement and reflects the proposed amendment to the 2001 Stock Option Plan. A copy of the 2002 Stock Option Plan, as amended, has been filed with the SEC as Appendix 3 to this Proxy Statement and reflects the proposed amendment to the 2002 Stock Option Plan. Any stockholder who desires to obtain a copy of any of the Prior Plans may do so by written request to the Secretary of the Company, at 3800 Howard Hughes Parkway, Las Vegas, Nevada 89169.

The Company’s 1996 Stock Option Plan, 2001 Stock Option Plan, and 2002 Stock Option Plan provided for the issuance of up to 900,000, 900,000 and 2,000,000 shares of Pinnacle Common Stock upon exercise of Pinnacle Stock Options, respectively. Except for the provisions governing the number of shares issuable under the Stock Option Plans, the provisions of the Stock Option Plans are substantially similar. The most important differences between the Prior Plans are (i) the 1996 Stock Option Plan, but not the 2001 and 2002 Stock Option Plans, permit the granting of stock appreciation rights coupled with the grants of Pinnacle Stock Options, (ii) under the 2001 and 2002 Stock Option Plans, but not the 1996 Stock Option Plan, an optionee whose employment is terminated for “cause” cannot exercise any Pinnacle Stock Options, even if they are vested (unless, with respect to the 2002 Stock Option Plan, but not with respect to the 2001 Stock Option Plan, otherwise determined by the Compensation Committee or set forth in an individual option agreement or otherwise), (iii) the 2001 and 2002 Stock Option Plans permit more forms of payment of the option exercise price than the 1996 Stock Option Plan, and (iv) a number of technical changes have been made in the later stock option plans comprising the Prior Plans, many of which reflect changes in tax and securities laws.

The Prior Plans are administered and terms of option grants are established by the Compensation Committee. Under the Prior Plans, Pinnacle stock options alone or (under the 1996 Stock Option Plans) coupled with stock appreciation rights may be granted to selected employees, directors, consultants and advisors of the Company.

Pinnacle stock options granted under the 1996 and 2001 Stock Option Plans become exercisable according to a vesting period as determined by the Compensation Committee and, unless otherwise determined by the Compensation Committee, vested and exercisable options expire on the earlier of one month after termination of employment (three months in the case of an incentive stock option) of the optionee, six months after the death or permanent disability (one year in the case of an incentive stock option) of the optionee, or the expiration of the fixed option term set by the

Compensation Committee at the grant date (not to exceed ten years from the grant date, or five years from the grant date in the case of an incentive stock option granted to a holder of more than ten percent of the outstanding Pinnacle Common Stock). Pinnacle stock options granted under the 2002 Stock Option Plan become exercisable according to a vesting period as determined by the Compensation Committee and, unless otherwise determined by the Compensation Committee in an individual option agreement or otherwise, vested and exercisable options expire on the earlier of 90 days after the termination of employment of the optionee, 12 months after the death or permanent disability of the optionee or the expiration of the fixed option term set by the Compensation Committee at the grant date (not to exceed ten years from the grant date, or five years from the grant date in the case of an incentive stock option granted to a holder of more than ten percent of the outstanding Pinnacle Common Stock).

The exercise prices of all Pinnacle stock options granted under the Prior Plans are determined by the Compensation Committee on the grant date, except that the exercise price of an incentive stock option may not be less than the fair market value of Pinnacle Common Stock at the date of the grant (or not less than 110% of the fair market value of Pinnacle Common Stock at the date of the grant of an incentive stock option granted to a holder of more than ten percent of the outstanding shares of Pinnacle Common Stock).

If this proposal is passed, the provision permitting the Option Exchange Program will be added to the Prior Plans.

Upon the approval of the 2005 Plan at the 2005 Annual Meeting of the Company, the Prior Plans were cancelled, so that no further grants or awards were made under the Prior Plans. However, any shares subject to awards under the Prior Plans which were or are forfeited, expired or cancelled after the effective date of the 2005 Plan are authorized for issuance under the 2005 Plan. In addition, grants and awards made under the Prior Plans before their cancellation continued in effect.

Summary of the Inducement Options

The following is a summary of the key provisions of the Nonqualified Stock Option Agreements pursuant to which the Inducement Options were granted. This summary does not purport to be a complete description of all the provisions of the Nonqualified Stock Option Agreements, and it is qualified in its entirety by reference to the full text of the Nonqualified Stock Option Agreements. Copies of the Nonqualified Stock Option Agreements relating to the Lee Inducement Options have been filed with the SEC as Appendices 4 and 5 to this Proxy Statement and reflect the proposed amendments to such Nonqualified Stock Option Agreements. A copy of the Nonqualified Stock Option Agreement relating to the Capp Inducement Option has been filed with the SEC as Appendix 6 to this Proxy Statement and reflects the proposed amendment to such Nonqualified Stock Option Agreement. A copy of the Nonqualified Stock Option Agreement relating to the Ruisanchez Inducement Option has been filed with the SEC as Appendix 7 to this Proxy Statement and reflects the proposed amendment to such Nonqualified Stock Option Agreement. Any stockholder who desires to obtain a copy of any of the Nonqualified Stock Option Agreements may do so by written request to the Secretary of the Company, at 3800 Howard Hughes Parkway, Las Vegas, Nevada 89169.

Information regarding the types of awards granted by the Inducement Options, the amount of shares of Pinnacle’s Common Stock underlying the Inducement Options, the vesting of the Inducement Options and the exercise price of the Inducement Options can be found in “— Background” above. All of the Inducement Options have a term of ten years from the date of grant. In the event of termination of the executive’s employment by or cessation of executive’s services to the Company or any of its subsidiaries for any reason, with or without cause, including as a result of death or disability, the portion of the Inducement Option that is not vested and exercisable as of the date of termination or cessation, and that does not become vested by reason of such termination or cessation, shall be immediately cancelled and terminated. If this proposal passes, the provision permitting the Option Exchange Program will be added to the Nonqualified Stock Option Agreements that govern the Inducement Options. In addition, the portion of the Inducement Option that is vested and exercisable as of the date of termination of executive’s employment by or cessation of executive’s services to the Company or any of its subsidiaries shall terminate and be cancelled as provided in the Employment Agreement for such executive, which terms are described in greater detail in “Executive Compensation — Employment Agreements and Other Change in Control Provisions” below. For a discussion regarding the federal income tax consequences of holding nonqualified stock options see “Federal Income Tax Matters — Non-Qualified Stock Options” in the summary of the 2005 Plan above.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Item No. 3 on Proxy Card)

The Audit Committee has appointed Deloitte & Touche LLP to audit the Company’s consolidated financial statements for the 2009 fiscal year and to audit the Company’s effectiveness of internal control over financial reporting as of December 31, 2009. This appointment is being presented to stockholders for ratification at the Annual Meeting. Stockholder ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors is not required by the Company’s Restated Bylaws or otherwise. The Company is submitting the appointment of Deloitte & Touche LLP to stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Deloitte & Touche LLP.

As a matter of good corporate governance, the Audit Committee periodically reviews its outside auditor relationship. Accordingly, notwithstanding the selection of Deloitte & Touche LLP as the Company’s auditors for the 2009 fiscal year, the Audit Committee may, in its discretion, direct the appointment of a different audit firm if it determines that such a change would be in the best interests of the Company and its stockholders. If the Audit Committee decides to appoint a different audit firm during the year, the audit firm chosen is likely to be a nationally recognized audit firm. The firms, Ernst & Young LLP and PricewaterhouseCoopers LLP, for example, have expressed an interest in providing such services.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make statements if they desire and will be available to respond to appropriate questions.

Required Vote

The action of the Audit Committee in appointing of Deloitte & Touche LLP as the Company’s independent auditors for the 2009 fiscal year will be ratified upon the approval by the affirmative vote of a majority of the votes cast “FOR” or “AGAINST” the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE 2009 FISCAL YEAR.

Audit and Related Fees

Fees Paid to Independent Auditor

The following table shows fees that the Company paid (or accrued) for professional services rendered by Deloitte & Touche LLP for fiscal years 2008, 2007 and 2006.

Fee Category	2008	2007	2006

Audit Fees	$2,019,500	$1,914,700	$1,558,454
Audit-Related Fees	0	0	0
Tax Fees	664,212	811,658	611,068
All Other Fees	0	0	0

Total All Fees	$2,683,712	$2,726,358	$2,169,522

Audit Fees

Audit fees for 2008, 2007 and 2006 relate to professional services rendered by Deloitte & Touche LLP in connection with reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, certain procedures in connection with registration statements and prospectus supplements and other offering documents, and the audit of the Company’s financial statements and effectiveness of internal control over financial reporting (as required by the Sarbanes-Oxley Act).

Audit-Related Fees

Except as described above, Deloitte & Touche LLP did not bill any fees for, or provide to the Company, any assurance or related services (such as employee benefit plan audits, internal control reviews, attest services that are not required by statute or regulation) rendered in 2008, 2007 or 2006 that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees

Fees billed for 2008, 2007 and 2006 relate to tax compliance and tax advice and planning services rendered by Deloitte & Touche LLP.

All Other Fees

Except as described above, Deloitte & Touche LLP did not bill the Company for any fees for, or deliver or render to the Company, any other products or services in 2008, 2007 or 2006.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted formal policies and procedures with regard to the approval of all professional services provided to the Company by Deloitte & Touche LLP. Below is a summary of the 2008 policies and procedures.

With regard to “Audit” services, in 2008, the Audit Committee pre-approved the proposed budget for Deloitte & Touche LLP’s audit and Sarbanes-Oxley attestation of the Company’s financial statements, plus up to an additional amount for audit services not included in the budget.

With regard to “Audit-Related” services, in 2008, the Audit Committee pre-approved the expenditure of up to a certain amount for services included on a pre-approved list. The Audit Committee’s policy is to use our independent auditing firm only if these services more logically can be performed by such auditing firm than by other qualified accounting firms.

With regard to “Tax” services, in 2008, the Audit Committee pre-approved the expenditure of up to a certain amount for services included on a pre-approved list. The Audit Committee’s policy is to use our independent auditing firm only if these services more logically can be performed by such auditing firm than by other qualified accounting firms. During the fiscal year ended December 31, 2008, 100% of the “Tax” services were pre-approved by the Audit Committee. The percentage of hours expended on Deloitte & Touche LLP’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than Deloitte & Touche LLP’s full time, permanent employees was 0%.

With regard to “Other” services, in 2008, the Audit Committee pre-approved the expenditure of up to a certain amount for services included on a pre-approved list. The Audit Committee’s policy is to use Deloitte & Touche LLP for such services only if it has been determined that (a) Deloitte & Touche LLP’s services are “synergistic” and utilizing Deloitte & Touche LLP creates efficiencies, minimizes disruption or preserves confidentiality or (b) Deloitte & Touche LLP possesses unique or superior qualifications to provide such services. The Audit Committee is able to pre-approve exceptions to this policy.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides narrative disclosure regarding the compensation plans, programs and arrangements we employed for our Chief Executive Officer, our Chief Financial Officer, Wade W. Hundley, formerly our President, who resigned as an officer of the Company effective June 5, 2008, and our three other most highly compensated executive officers during our 2008 fiscal year, as determined under the rules of the SEC (collectively called our “named executive officers”).

Philosophy and Objectives

The key objectives of our compensation programs are to attract, retain and motivate well-qualified executives who will support the rapid growth and development of our Company in a dynamic industry. We assembled our current team of key executives several years ago (other than Mr. Ruisanchez who we hired in August 2008) and, under their leadership, we have experienced significant profit improvement from our existing operations. We have also completed or are undertaking major projects in St. Louis county, Missouri; Lake Charles, Louisiana; and Baton Rouge, Louisiana, involving significant capital expenditures over the next several years. We believe that continuity of our management team is important to ensure the successful completion of these projects and for our Company to continue to seek, obtain, finance, design, build, open and operate other successful properties. It is therefore important to motivate, retain, and reward our executives commensurate with their success.

More specifically, our programs are designed to:

•	Position Executive Pay Commensurate with Performance. We seek to pay at competitive median levels of compensation for median performance, well above competitive levels for outstanding achievement, and well below competitive levels for poor performance over a multi-year time horizon;

•	Provide Superior Upside Opportunity. We encourage high-performing and valuable executives to stay with the Company over the long-term through highly leveraged incentives, with an emphasis on superior rewards for superior performance. We believe that this high-risk, high reward approach to compensation is attractive to successful and highly qualified executives; and

•	Provide Tax-Efficient Savings Vehicles to Executives. As allowable under the law, we believe that providing our executives with attractive and tax-effective opportunities to save their compensation under non-qualified deferred compensation programs enhances their ties to the Company; minimizes potential distractions caused by concerns over long-term income security; and improves the Company’s available cash flow for further investment to enhance stockholder value.

We do not allocate between cash versus non-cash compensation and short-term versus long-term compensation based on specific percentages. Instead, we believe that the compensation opportunity for executives should be generally in line with the prevailing market when evaluated over the long-term, and that performance incentives should be more heavily weighted than base salaries and other fixed components of compensation.

Role of Executive Officers and Outside Advisors in Compensation Decisions

Our compensation decisions on senior executive and director compensation are made by the Compensation Committee, which is composed entirely of independent outside members of our Board of Directors, and Compensation Committee decisions are generally ratified by our full Board of Directors, with Mr. Lee abstaining as to his compensation. The Compensation Committee periodically receives recommendations from our principal executive officer, Mr. Lee, and consults with outside, nationally-recognized independent compensation consultants, as it deems appropriate. The Compensation Committee uses the independent compensation consultants to help evaluate proposed changes in the types and levels of compensation paid to our named executive officers.

During 2007 and 2008, the Compensation Committee engaged two separate compensation consultants: Mercer Human Resource Consulting (“Mercer”) was engaged in early 2007 to assess executive pay levels relative to market practices and develop recommendations regarding the Company’s executive deferred compensation and retirement plans. In late fiscal 2007 and during fiscal 2008, the Compensation Committee engaged Farient Advisors LLC (“Farient”) to assess executive pay levels relative to market practices and develop recommendations regarding the Company’s executive compensation plans, including assisting the Compensation Committee in assessing specific recommendations regarding deferred compensation and retirement plans put forth by management. Farient serves at the discretion of the Compensation Committee and does no other work for the Company other than that authorized by the Compensation Committee.

In addition to recommendations put forth by Mr. Lee, other members of our executive team are involved in the compensation process by assembling data to present to the Compensation Committee and by working with the outside independent compensation consultants to give them the information necessary to enable them to complete their reports.

Competitive Pay Comparisons

With the assistance of outside advisors, the Compensation Committee periodically considers information on the executive compensation from a peer group of publicly traded companies and compensation surveys. The Compensation Committee uses the data available from these sources to assess the reasonableness of the Company’s compensation practices over time and to test the alignment of pay with performance.

In late fiscal 2007, the Compensation Committee completed such a review of competitive market practices which was used to evaluate pay decision in fiscal 2008. The peer group used to assess these practices consisted of Ameristar Casinos, Inc., Boyd Gaming Corp., Isle of Capri Casinos, Inc., Las Vegas Sands Corp., MGM Mirage, Wynn Resorts, Ltd., Aztar Corp., Harrah’s Entertainment, Inc., Penn National Gaming, Inc. and Station Casinos, Inc., all of which are in the gaming and hospitality industry. In addition, with the assistance of Farient, the Compensation Committee reviewed broader market data from compensation surveys with a focus on the hospitality and leisure industry. Farient’s analysis determined that the pay practices for executives in these related industries was largely consistent with Pinnacle’s more targeted peers, and therefore this survey data was also included in the review of competitive pay practices.

Elements Of Compensation

For the fiscal years ended December 31, 2008, 2007 and 2006, the principal components of compensation for named executive officers were:

•	base salary;

•	bonuses;

•	stock options;

•	restricted stock;

•	deferred compensation; and

•	all other compensation, including perquisites.

In addition, each of our named executive officers is eligible for certain change in control payments and related tax gross ups. The role of these elements in promoting the objectives of our compensation program is explained below.

Base Salary

We intend the base salaries of our named executive officers to provide a minimum level of compensation for highly qualified executives. The base salaries of our named executive officers were determined in the course of negotiations over their employment agreements; in those employment agreements, we were assisted by counsel and, where appropriate, qualified compensation consultants. We believe that the base salaries of our named executive officers in total approximate the market median for salaries that peer group companies pay to similar officers and that this positioning is appropriate to support our objective of aligning pay with performance.

Bonuses

We intend that bonuses paid to our named executive officers will reward them for the achievement of successful financial performance over a relatively short period of time. In addition, for executives other than the Chief Executive Officer, it is important that we recognize and reward executives for successfully supporting the development of our long-term property development projects. To this end, executives other than the Chief Executive Officer are evaluated on a subjective as well as a quantitative basis, with the input of the Chief Executive Officer, taking into consideration the Company’s financial results, progress on long-term developments, and each executive’s specific area of responsibility and contributions to overall success. Successful short-term financial performance and progress on long-term project development are important to our business and to the creation of stockholder value.

As the principal executive officer of the Company, bonuses paid to Mr. Lee are evaluated based on financial performance alone, although the Committee reserves the right to pay discretionary bonuses outside of any formal incentive plan as warranted. The parameters for Mr. Lee’s bonuses under Section 162(m) of the Code are set forth in his employment agreement, which was the subject of negotiation between Mr. Lee and the Company. Mr. Lee can earn annual bonuses of up to 150% of his annual salary, with a targeted bonus of 75% of his annual salary, based on meeting certain performance targets with respect to our earnings before interest, taxes, depreciation and amortization (“EBITDA”).

The Compensation Committee establishes EBITDA-based targets annually near the beginning of each year. The Compensation Committee generally sets the EBITDA-based targets so as to fit into the Company’s overall budget, and so that Mr. Lee’s total cash compensation will be competitive with the cash compensation of successful chief executive officers of peer group companies if the targets are met.

The EBITDA target is typically based on our total EBITDA with certain adjustments determined at the beginning of the year, which we refer to as adjusted EBITDA. Adjusted EBITDA for 2008 was defined as earnings before interest income and expense, income taxes, depreciation, amortization, pre-opening and development costs, non-cash share-based compensation, merger termination proceeds, asset impairment costs and write-downs, corporate level litigation settlement costs, gain (loss) on sale of certain assets, gain (loss) on sale of marketable securities, minority interest, loss on early extinguishment of debt and discontinued operations. Furthermore, in computing adjusted EBITDA for its operating segments, the impact of the following items was excluded: (a) restructurings, discontinued operations and charges for extraordinary items, (b) any event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required by generally accepted accounting principles.

For 2008, the adjusted EBITDA threshold was $160 million, at which Mr. Lee would receive a bonus of 37.5% of his base salary. If the adjusted EBITDA was below $160 million, Mr. Lee would receive no bonus. The adjusted EBITDA target was $184 million, at which Mr. Lee would receive a bonus of 75% of his base salary. The adjusted EBITDA maximum was $190 million, at which Mr. Lee would receive the maximum bonus of 150% of his base salary. These targets compared with our actual adjusted EBITDA calculated on the same basis for 2007 and 2006 of approximately $169 million and $162 million, respectively. The Compensation Committee certifies in writing that the targets have been met before the bonus is paid. Since Pinnacle achieved an adjusted EBITDA of approximately $160 million for the 2008 fiscal year, as reported in our earnings release furnished in a Current Report on Form 8-K filed on March 3, 2009, and positive adjustments were made of $7.6 million for the impact of extraordinary expenses and uninsured lost revenues due to hurricane activity, $4.8 million for the impact of extraordinary expenses and uninsured lost revenues due to the flooding of The Admiral Riverboat Casino, and $3.6 million for expenses to institute the company-wide MyChoice Player Card, Mr. Lee received a bonus of 60% of his base salary.

The Compensation Committee may defer payment of a portion of the bonus until a later date in order to encourage executive retention. The Compensation Committee has deferred 30% of Mr. Lee’s bonus for 2008; the deferred portion of the bonus does not accrue interest, is an unsecured obligation of the Company, and will be paid in three equal installments in January of 2010, 2011 and 2012. Mr. Lee will receive the deferred portions of his bonus only if he is employed on the scheduled payment date, dies, or becomes “Permanently Disabled” or there is a “Change of Control” as such terms are defined in the Company’s Deferred Bonus Plan. To the extent necessary to prevent Mr. Lee from being subject to a penalty tax under Section 409A of the Code, payment of the deferred amounts will be delayed six months after his termination of employment.

The bonuses of our other named executive officers are determined in the sole discretion of the Compensation Committee, based on consultations with, and recommendations of, Mr. Lee. The factors that determine the bonus of each of our other named executive officers are the individual contribution of the named executive officer to the success of our business for the year, and fairness and proportionality of the named executive officer’s compensation for the year when compared with the compensation for the year of our Chief Executive Officer and the other named executive officers, and the Company’s overall financial performance for the year, each considered in the Compensation Committee’s discretion and upon the Chief Executive Officer’s recommendation. The Chief Executive Officer and the Compensation Committee apply these factors subjectively in setting the bonus of each of the other named executive officers. In 2008, the Compensation Committee awarded the following bonuses to our other named executive officers: Stephen H. Capp-$375,000, John A. Godfrey-$300,000, Alain Uboldi-$330,000 and Carlos Ruisanchez-$75,000. Pursuant to his separation agreement with the Company, Wade W. Hundley received a pro rata bonus of approximately $215,000 for 2008. The Compensation Committee may decide to defer a portion of each of such bonus to each named executive officer. The Compensation Committee deferred 30% of the 2008 bonuses (other than the pro rata bonus received by Mr. Hundley). The 2008 deferred bonuses do not accrue interest and are an unsecured obligation of Pinnacle. The 2008 deferred bonuses will be paid in three equal annual installments in December of 2010, 2011, and 2012. To receive the deferred bonus, each named executive officer must continue to be employed by us on the deferred payment date, unless he dies, or becomes “Permanently Disabled” or there is a “Change of Control” as such terms are defined in the Company’s Deferred Bonus Plan. To the extent necessary to prevent the executive officer from being subject to a penalty tax under Section 409A of the Code, payment of the deferred amounts will be delayed six months after his termination of employment.

We believe that the base salary and bonuses (taken together and disregarding the deferral aspects) paid to our named executive officers for 2008 are competitive with the opportunities provided by our peers in the gaming and hospitality industry and commensurate with performance. In addition, our peers do not generally require the mandatory deferral of annual incentives paid to their executives, which further reduces the current value of our compensation relative to peers while simultaneously enhancing the retention elements of our pay programs.

We also consider, and may award, special bonuses when one or more named executive officers has or have made significant contributions to our achievement of important goals. No such special bonuses were awarded for fiscal 2008 to any of our named executive officers.

Stock Options

We believe that awards of stock options to our named executive officers provide a valuable incentive for them and helps align their interests with that of our stockholders for periods of time longer than a few fiscal years. We believe that stock options are a vital component of our philosophy of compensating named executive officers for successful results, as they can realize value on their stock options only if the stock price increases on a sustained basis. However, our stock price has experienced a significant decline during the past two years, due in large part to the continued weak economy, the effect of reduced discretionary consumer spending on the casino industry generally and other factors beyond our control. This decline mirrors the decline in the stock prices of other companies in our industry. As a result, approximately 72% of our outstanding options as of April 6, 2009 have exercise prices that are higher than the trading price of our common stock; i.e., the options are underwater. We have, therefore, submitted Proposal 2 for approval by our stockholders, which proposal would permit amendments to our Existing Equity Plans and Inducement Options so that our options can continue to provide a valuable incentive to our employees.

We also believe that unvested options are a significant tool to encourage retention. We favor longer vesting periods, usually four to five years, than is common at many other companies. The longer vesting period encourages our named executive officers to think about our long-term development. It also creates greater likelihood of in-the-money, unvested options, which will encourage a named executive officer to remain with us rather than exploring other promising opportunities. Unlike many companies, we have generally not awarded options every year to each named executive officer, but usually consider each named executive officer for new grants every two or three years while prior grants remain partially unvested.

In 2008, we made grants of options to each of our named executive officers in the following aggregate amounts: Daniel R. Lee-550,000; Stephen H. Capp-100,000; John A. Godfrey-90,000; Alain Uboldi-90,000, Carlos Ruisanchez-200,000; and Wade W. Hundley-100,000. The size of these grants, with the exception of Mr. Ruisanchez, were determined by reference of competitive pay practices and the desire to award approximately two-years of equity value to our executives in 2008. The grant for Mr. Lee also took into consideration Mr. Lee’s past performance and contribution to the Company. Mr. Ruisanchez’s options were granted outside of the 2005 Plan as an inducement to employment.

Pursuant to his separation agreement, vesting of Mr. Hundley’s stock options that vested over the next 18 months following the date of the separation agreement was accelerated to June 5, 2008 and all remaining unvested stock options immediately terminated. For those stock options granted prior to the date of his employment agreement, Mr. Hundley had until March 5, 2009 to exercise those stock options. For those stock options granted on or after the date of his employment agreement, Mr. Hundley has until June 5, 2009 to exercise those stock options. As of March 10, 2009, Mr. Hundley had 25,000 stock options, which expire on June 5, 2009.

Historically, because we have not granted stock options every year, the relative value of each grant of options to our named executive officers is often greater than the value of annual grants to similar officers of companies in our peer group. However, in subsequent years, no grants are made, and we believe that, on an annualized basis, the value of the option grants to our named executive officers is smaller than the value of option grants to similar officers of our peer companies. Our Compensation Committee determines the size of each grant, after receiving advice from Mr. Lee and, where appropriate, from outside consultants. Our Compensation Committee generally considers option grants when a named executive officer is hired. Stock option grants are awarded as of the date of the Compensation Committee’s meeting.

The exercise price of each stock option is the closing price of our stock on the day of the Compensation Committee’s meeting. The Compensation Committee does not delegate to management or others its decisions regarding stock options granted to named executive officers. The granting of stock options usually occurs on an employee’s date of hire, anniversary date or the date of a regularly scheduled board meeting. The Compensation Committee may or may not have non-public information on that date, which some may deem as material, and generally does not take this into consideration in determining whether or not to grant options.

Restricted Stock

In 2006, to recognize the extraordinary efforts of our named executive officers (other than Mr. Ruisanchez) in that year, we granted certain amounts of restricted stock to them. To encourage our named executive officers to remain with us, the restricted stock is subject to a five-year vesting schedule. We granted restricted stock in that year as a further enhancement to retention, as restricted stock maintains its value even during short-term cyclical downturns in our stock price or our industry overall. We believe that, even with the grants of restricted stock, the value of our equity awards on an annualized basis to our named executive officers is less than the value of equity awards to similar named executive officers of our peer companies. We note that the grant of restricted stock is a trend among public companies. We may accordingly make similar grants of restricted stock in the future, although we did not do so in any year prior to 2006 or during 2008 or 2007. Pursuant to Mr. Hundley’s separation agreement, 4,000 shares of his restricted stock vested on June 5, 2008 and 4,000 shares of his restricted stock were immediately terminated.

Executive Deferred Compensation

In addition to the deferral of bonuses that may be mandated by the Compensation Committee, we offer an elective deferred compensation program for our senior executives under the Executive Deferred Compensation Plan, or the Executive Plan. The objectives of the deferred compensation plan are to help attract and retain highly-qualified executives by providing an attractive tax deferred savings opportunity. As explained more fully below, executive officers may elect to defer a portion of their salary and bonuses each year into a non-qualified deferred compensation account, which is an unsecured obligation of the Company to pay compensation at a later date. In the current economic environment, the Executive Plan is not an attractive opportunity for our senior executives. In fact, none of the named executive officers currently participate in the Executive Plan. The Executive Plan may, however, present a valuable opportunity for our senior executives if and when economic conditions improve.

During 2007, we conducted a comprehensive review of our long-term savings and retirement benefits for executive officers. The purpose of this review was to ensure that our top executive team would have an appropriate and competitive opportunity to provide for income in their retirement, supported by the Company, thereby allowing them to focus maximum time and attention on the long-term needs of the Company and its businesses without facing the distraction of their own financial planning.

The Compensation Committee determined that it would be appropriate to amend the Executive Plan, effective January 1, 2008, so that a senior executive could elect to use deferred salary and bonuses to “fund” his own retirement benefit, payable as an annuity by the Company upon retirement. As with all deferrals, such funding is hypothetical only, and the annuity option remains an unsecured obligation of the Company. The annuity election added to the deferred compensation plan beginning in 2008 provides our executives with benefit opportunities similar to what they could receive under a more traditional defined benefit pension, but based on their own savings rather than being paid for by the Company. This executive-paid annuity option helps support executive retirement planning and provides an attractive, tax efficient savings vehicle consistent with our pay for performance approach to compensation.

The option to use deferred salary and bonuses to fund a retirement annuity benefit was limited to a select group of top senior executives whose attention and dedication the Company’s business is most critical and who we believe would be most likely to participate in, and benefit more from, the annuity option.

The amended Executive Plan provided that a participant could elect during 2008 to have the non-annuity portion of his benefit distributed on January 15, 2009 or on any later January 15. During 2008, we further amended the Executive Plan to permit a participant to make this election with respect to the annuity portion of his benefit as well. Any participant who elected during 2008 to receive his benefit on January 15, 2009 was excluded from electing to defer salary and bonuses earned in 2009.

In addition to reviewing the payout options under the Executive Plan, we also evaluated the interest rates applied to deferrals under the Executive Plan. Accordingly, for 2008 and later periods, we amended the Executive Plan so that amounts deferred into the Executive Plan will be credited with a floating rate of interest. For deferrals made in 2008, this floating rate will be tied to the yields on 30-year U.S. treasury bonds, plus five percentage points, compounded quarterly. We believe that this rate will more closely approximate our very long term borrowing costs for unsecured, subordinated and covenant-light obligations. The Compensation Committee has the discretion to change the floating crediting rate for deferrals under the Executive Plan on a prospective basis as of the beginning of any quarter except for deferrals allocated to the executive’s annuity payout option.

For deferrals into the annuity option, the Compensation Committee has the discretion to set the floating rates for new deferrals at the time that the elections to defer are made, but cannot change the interest rate formula prospectively on these deferral amounts once an election is made. The rationale for this fixed-formula approach for the annuity election is that the deferral period for the annuity option is typically much longer than for other deferral elections, and executives will not be able to plan for a targeted amount of annuity payments in retirement if the Compensation Committee can change the rates of return at any time between now and an executive’s retirement.

Deferrals that were deducted from salaries and bonuses in 2004 and earlier years will not be subject to a floating rate going forward. Instead, each participating executive may select from a list of hypothetical investment funds among which deferred contributions shall be allocated. Although a participating executive’s deferred compensation will not be invested directly in the selected hypothetical investment funds, his deferral compensation account attributable to deferrals of salary and bonus in 2004 and earlier years shall be adjusted according to the performance of such funds.

Change In Control Payments And Related Tax Gross-Ups

Our employment agreements with our named executive officers provide that they will receive certain payments, including tax “gross-up” payments, if we undergo a change in control. The Compensation Committee and our Board of Directors believe that the prospect of such a change in control would likely result in our named executive officers facing personal uncertainties and distractions from how a change in control might affect them. The objective of providing pre-defined change in control benefits is to allow the named executive officers to focus solely on the best interests of our stockholders in the event of a possible, threatened or pending change in control, and encourage them to remain with the Company during any transition period following a change in control. This change in control plan therefore serves as an important retention tool during any period of uncertainty to ensure that personal interests do not dilute our named executive officers’ complete focus on promoting stockholder value. The details of such arrangements are discussed more fully in the section entitled “Employment Agreements and Change in Control Provisions” below.

Our employment agreements with our named executive officers provide that they will receive certain payments if we undergo a change in control. The employment agreements of our named executive officers, other than Mr. Lee, essentially provide for “double trigger” change in control payments; i.e., the named executive officer does not receive his payments automatically on the occurrence of a change in control, but must either be discharged by the Company without “Cause” or quit the Company for “Good Reason” (e.g., because he is demoted), within 24 months after the occurrence of a change in control; if the named executive officer is discharged by the Company without “Cause” or quits the Company for “Good Reason” (e.g., because he is demoted), and a change in control occurs within six months thereafter, he will receive his change in control payments offset by the severance benefits he has already received. Thus, the change in control payments are essentially compensation for being fired or forced out of a job in connection with a change in control. However, the named executive officers, other than Mr. Lee, can receive change in control payments if they quit the employ of the Company for any reason at least 12 months but not later than 24 months after the occurrence of a change in control. This provision essentially compensates the named executive officers for remaining during a 12-month transition period after the occurrence of a change in control, but permits them to receive the compensation if, at the end of that time, they find that the Company is now an undesirable place to work. Thus, this provision functions as a retention bonus to assist in an orderly transition in the event of a change in control by giving our named executive officers an incentive to remain employed during the 12 months after a change in control.

The change in control provision in Mr. Lee’s employment agreement permits him to receive the change in control payments if he is terminated or if he leaves for any reason within 24 months after the change in control; if he is discharged by the Company without “Cause” or quits the Company for “Good Reason” (e.g., because he is demoted), and a change in control occurs within six months thereafter, he will receive his change in control payments offset by the severance benefits he has already received. Mr. Lee must resign to receive the change in control benefits. The reason for this provision for Mr. Lee is that, for the Chief Executive Officer of a publicly-traded company, a change in control will almost invariably affect the powers, role and reporting relationship of the executive. To the extent that a change in control occurs, the employment agreement gives Mr. Lee the right to depart the Company and receive the change in control benefits if he deems his position to have been negatively affected by the change without the need to demonstrate an objective, adverse effect such as a reduction in compensation. If the change is not negative, the employment agreement allows Mr. Lee to stay with the Company and no severance payments will be made.

As discussed more fully below, effective January 1, 2008, we amended our Executive Plan to provide certain benefits upon a change in control for senior executives who elect to use deferrals of salary and bonuses to fund an annuity benefit under the Plan. These benefits include an obligation to purchase a commercial annuity on behalf of each executive upon a change in control and pay certain tax obligations associated with the transfer of the annuity to the executive. The amended provisions of the Executive Plan limit participation in the plan so that the cumulative payments that we would be obligated to make under the Plan will be limited.

We believe that the gross-up provisions are necessary to enable our named executive officers to realize the full benefit of their change in control payments. These provisions also enable named executive officers to assist the Board of Directors in analyzing any offers that might be made for acquisition of control of the Company without the distraction of worrying about the negative tax consequences that they might otherwise incur. Approximately half of the companies in our peer group provide such gross-up payments to their named executive officers.

All Other Compensation

All Other Compensation for our named executive officers includes, among other things, matching contributions to our 401(k) plan, perquisites and related tax gross ups.

We allow named executive officers and their families to use the corporate aircraft to attend Pinnacle meetings or other Pinnacle business events, but in general only when the aircraft is otherwise traveling for business purposes and there are empty seats. At times, such as New Year’s Eve or other casino player events, it is to Pinnacle’s benefit to invite spouses to such events, even though such spouses generally are not employees or officers of Pinnacle. If a named executive officer must recognize taxable income on such air travel, we make a cash payment to him to gross him up for the income tax liability. Messrs. Lee’s and Uboldi’s families traveled with them on 10 and two trips, respectively, for Pinnacle business events during late 2007 and 2008 on our aircraft. This resulted in taxable income to Messrs. Lee and Uboldi during 2008, which taxes Pinnacle paid on their behalf. This resulted in $17,902 and $140 of income for Messrs. Lee and Uboldi, respectively, in 2008. These “gross-up” payments are included in the “All Other Compensation” column in the Summary Compensation Table below.

In addition, pursuant to his separation agreement with the Company, Mr. Hundley received accrued unpaid vacation of $17,888, a severance payment of $1,387,500, unpaid deferred bonuses for 2006 and 2007 of $205,000, and $372,974 representing amounts Mr. Hundley elected to defer plus earnings under the Company’s Executive Deferred Compensation Plan. The amounts payable to Mr. Hundley pursuant to his separation agreement are included in the “All Other Compensation” column in the Summary Compensation Table below.

Impact of Section 162(m)

Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to each of the company’s chief executive officer and the four other most highly compensated officers, except for compensation that is “performance based.” Our general intent is to provide compensation awards to our named executive officers so that most, if not all, awards will be deductible without limitation. However, we may make compensation awards that are not deductible if our best interests so require. In addition, in recent years, we have not had to pay income tax due to loss carry-forwards, tax depreciation (particularly from new properties) and financial leverage. We believe that our new properties and the financial leverage resulting from their construction will result in much of our cash flow from operations not being subject to current income taxation over the next few years, limiting the impact of Section 162(m) as it related to current compensation practices.

Summary Compensation Table

The following table sets forth the compensation paid to our Chief Executive Officer, Chief Financial Officer, Wade Hundley, formerly our President, who resigned effective June 5, 2008, and each of the three highest paid executive officers of Pinnacle other than the Chief Executive Officer and Chief Financial Officer for the fiscal years ended December 31, 2008, 2007 and 2006.

						Non-Equity
						Incentive Plan	Nonqualified
						Compensation	Deferred
				Stock	Option	(Section 162(m)	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation)	Earnings	Compensation	Total
Position	Year	($)(a)	($)(b)	($)(c)	($)(d)	($)(e)	($)(f)	($)(g)	($)

Daniel R. Lee	2008	$1,000,000	$0	$107,688	$1,481,233	$600,000	$41,976	$36,631	$3,267,528
Chairman of the	2007	$1,000,000	$0	$93,330	$901,200	$733,275	$34,511	$47,610	$2,809,926
Board of Directors and Chief Executive Officer	2006	$875,000	$500,000	$26,922	$1,152,045	$1,312,500	$23,526	$26,507	$3,916,500
Stephen H. Capp	2008	$500,000	$375,000	$35,896	$285,672	$0	$0	$7,468	$1,204,036
Executive Vice	2007	$500,000	$475,000	$31,110	$345,617	$0	$0	$25,383	$1,377,110
President and Chief Financial Officer	2006	$432,154	$700,000	$8,974	$345,617	$0	$0	$5,500	$1,492,245
John A. Godfrey	2008	$425,000	$300,000	$35,896	$257,870	$0	$7,199	$6,669	$1,032,634
Executive Vice	2007	$425,000	$350,000	$31,110	$279,027	$0	$5,701	$24,524	$1,115,362
President, Secretary and General Counsel	2006	$393,500	$425,000	$8,974	$345,000	$0	$1,614	$5,500	$1,179,588
Alain Uboldi	2008	$425,000	$330,000	$35,896	$270,402	$0	$63,492	$9,773	$1,134,563
Chief Operating	2007	$425,000	$365,000	$31,110	$201,179	$0	$43,386	$10,773	$1,076,448
Officer	2006	$388,654	$340,000	$8,974	$216,580	$0	$23,569	$4,433	$982,210
Carlos Ruisanchez(h)	2008	$141,550	$75,000	$0	$110,605	$0	$0	$642	$327,797
Executive Vice President of Strategic Planning and Development
Wade W. Hundley(i)	2008	$262,308	$215,000	$69,798	$761,897	$0	$0	$2,000,683	$3,309,686
Former President	2007	$550,000	$500,000	$62,220	$279,572	$0	$0	$22,693	$1,414,485
	2006	$477,308	$580,000	$17,948	$343,742	$0	$0	$5,500	$1,424,498

(a)	Reflects amounts actually earned in 2008, 2007 and 2006. Mr. Lee’s annual base salary was raised from $875,000 to $1 million, effective January 1, 2007. Effective June 13, 2006, the annual base salaries of our other named executive officers were raised as follows: Mr. Capp-from $360,000 to $500,000; Mr. Godfrey-from $360,000 to $425,000; Mr. Uboldi-from $350,000 to $425,000; and Mr. Hundley-from $400,000 to $550,000. Mr. Ruisanchez joined the Company on August 1, 2008 and his annual salary is $425,000 per year and therefore, the “Salary” column shows a pro rata amount from August 1, 2008 through December 31, 2008.

(b)	Includes special bonuses paid in 2006 in connection with our receipt of merger termination fees from Aztar Corporation. The amounts in this column for Mr. Lee do not include the bonus that he earned based on pre-established performance targets. Those amounts are included in the “Non-Equity Incentive Plan Compensation” column of this table. A portion of the annual bonuses reflected in this column are deferred as discussed in the “— Compensation Discussion and Analysis — Elements of Compensation — Bonuses” section above. Pursuant to his separation agreement with the Company, Mr. Hundley received a pro rata bonus of approximately $215,000 for 2008.

(c)	We granted restricted stock to Messrs. Lee, Capp, Godfrey, Uboldi and Hundley in 2006. We did not grant any restricted stock to any of our named executive officers in 2007 and 2008. The dollar values in this column are the dollar amounts recognized for financial statement reporting purposes with respect to the 2008, 2007 and 2006 fiscal years in accordance with Statement of Financial Accounting Standard No. 123(R) (“FAS 123R”) (excluding estimates of forfeitures related to service-based vesting conditions). For a discussion of valuation assumptions used in calculation of these amounts, see Note 6 to our audited financial statements, included within our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and Note 8 to our audited financial statements, included within our Annual Reports on Form 10-K for the fiscal years ended December 31, 2007 and 2006. Pursuant to Mr. Hundley’s separation agreement, 4,000 shares of his restricted stock vested on June 5, 2008 and 4,000 shares of his restricted stock were immediately terminated.

(d)	We granted options to each of our named executive officers in 2008. We did not grant any options to our named executive officers in 2007 and 2006. The dollar values in this column are the dollar amounts recognized for financial statement reporting purposes with respect to the 2008, 2007 and 2006 fiscal years in accordance with FAS 123R (excluding estimates of forfeitures related to service-based vesting conditions). For a discussion of valuation assumptions used in calculation of these amounts, see Note 6 to our audited financial statements, included within our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and Note 8 to our audited financial statements, included within our Annual Reports on Form 10-K for the fiscal years ended December 31, 2007 and 2006. Pursuant to Mr. Hundley’s separation agreement, all outstanding stock options which would have vested within 18 months following June 5, 2008, immediately vested and any remaining unvested stock options were immediately terminated. For those stock options granted prior to the date of his employment agreement, Mr. Hundley had until March 5, 2009 to exercise those stock options. For those stock options granted on or after the date of his employment agreement, Mr. Hundley had until June 5, 2009 to exercise those stock options. As of March 10, 2009, Mr. Hundley had 25,000 stock options. Based on the closing price of Pinnacle Common Stock on April 6, 2009 of $8.64, a majority of the options granted to each of the current named executive officers as reflected in the table above are underwater. These options have a much lower value today than the compensation expense being charged to our income statement in accordance with general accepted accounting principles.

(e)	The amount in this column for Mr. Lee includes the bonus that he earned based on achievement of pre-established performance targets, a portion of which was deferred to be paid in future years. For a more detailed discussion of this bonus, see the “— Compensation Discussion and Analysis — Elements of Compensation — Bonuses” section above.

(f)	Amounts reflect the 2008, 2007 and 2006 above-market earnings for contributions into the Executive Deferred Compensation Plan.

(g)	For Mr. Lee, All Other Compensation in 2008 includes $17,902 for a tax gross up related to use of the corporate aircraft and $4,084 for a tax gross up related to executive medical benefits and includes executive medical benefits of $7,415 and tax services of $2,485. For Mr. Capp, All Other Compensation in 2008 includes $2,387 for a tax gross up related to executive medical benefits. For Mr. Godfrey, All Other Compensation in 2008 includes $780 for a tax gross up related to executive medical benefits. For Mr. Uboldi, All Other Compensation for 2008 includes $140 for a tax gross up related to use of the corporate aircraft and $1,195 for a tax gross up related to executive medical benefits. For Mr. Ruisanchez, All Other Compensation in 2008 includes $119 for a tax gross up related to executive medical benefits. For Mr. Hundley, All Other Compensation in 2008 includes the following amounts paid or payable pursuant to his separation agreement: (i) $17,888 of unpaid vacation pay; (ii) $1,387,500 severance payment, (iii) $205,000 for unpaid deferred bonuses for 2006 and 2007; and (iv) $372,974 representing amounts Mr. Hundley had previously elected to defer plus earnings under the Executive Plan. In addition, for Mr. Hundley, All Other Compensation in 2008 includes $2,346 for a tax gross up related to executive medical benefits and includes executive medical benefits of $6,902 and tax services of $4,872.

(h)	Carlos Ruisanchez entered into an employment agreement on August 19, 2008, effective as of August 1, 2008.

(i)	Wade W. Hundley resigned as President of the Company effective June 5, 2008.

Employment Agreements and Other Change in Control Provisions

Daniel R. Lee’s Employment Agreement

On December 21, 2006, we entered into a Second Amended and Restated Employment Agreement effective as of October 31, 2006, with Daniel R. Lee, our Chief Executive Officer and Chairman of the Board of Directors, which amended and restated the prior employment agreement between the Company and Mr. Lee for the primary purpose of amending the termination provisions, including the vesting of options and the availability of other benefits upon termination, to conform those provisions more closely to similar provisions in the employment agreements of the other named executive officers. In December 2008, we entered into a Third Amended and Restated Employment Agreement with Mr. Lee for the purpose of complying with the provisions of Internal Revenue Code Section 409A and addressing certain technical matters, or the “Lee Employment Agreement.” The Lee Employment Agreement also conformed the base salary amount to his actual base salary, which had been increased in 2007. The Lee Employment Agreement did not confer upon Mr. Lee any material substantive rights that were not conferred under the Second Amended and Restated Employment Agreement.

Mr. Lee’s salary and bonus are as follows:

•	Mr. Lee’s annual base salary under the Lee Employment Agreement remained at the rate of not less than $1,000,000, which was the rate under his prior employment agreement, subject to increases from time to time in the sole discretion of our Compensation Committee.

•	Mr. Lee is also entitled to earn bonuses with respect to each year of the term up to 150% of his annual salary with a targeted bonus of 75% of his annual salary based upon meeting performance targets with respect to our earnings before interest, taxes, depreciation and amortization that shall be established by the Compensation Committee in consultation with Mr. Lee. Mr. Lee may also receive special bonuses in addition to his annual bonus eligibility at the discretion of the Board or the Compensation Committee. For example, on May 26, 2006, the Compensation Committee approved a special bonus of $500,000 payable to Mr. Lee in connection with the termination of Pinnacle merger agreement with Aztar Corporation, in which Pinnacle was paid a $78 million break-up fee, before fees and expenses.

The provisions of the Lee Employment Agreement relating to the May 2005 grant to Mr. Lee of an option to purchase 600,000 shares of Pinnacle Common Stock remain unchanged, except for the provisions relating to acceleration of vesting. Such stock option, which consists in part of an incentive stock option and a non-qualified stock option, vests in five equal annual installments beginning on May 3, 2006 and is subject to accelerated vesting in certain circumstances.

In addition, before the May 1, 2009 renewal date and at appropriate times thereafter, but no less frequently than within 40 months of the prior review, the Compensation Committee will review Mr. Lee’s long-term compensation and, in consultation with Mr. Lee, shall consider granting additional stock options and/or other long term incentive compensation to Mr. Lee.

The Lee Employment Agreement provides for an initial term ending on April 30, 2009 and will automatically renew for successive one-year periods thereafter unless notice of non-renewal is provided in writing by either party at least 90 days before the end of the then-current term.

The Lee Employment Agreement provides for severance payments with and without a change in control event. Specifically, if Mr. Lee’s employment is terminated by us without “cause” or he terminates for “good reason,” as defined in the Lee Employment Agreement, on or within 24 months following a “change of control,” as defined in the Lee Employment Agreement, this is considered a “Change of Control Termination,” the terms of which are described below. If Mr. Lee’s employment is terminated by us without cause or by Mr. Lee for “good reason” prior to a “change of control” or after 24 months following a “change of control,” or if Mr. Lee is terminated due to death or disability, this is considered a “Non-Change of Control Termination.” If Mr. Lee’s employment is terminated by us without cause or by Mr. Lee for “good reason” prior to a “change of control,” and a change of control occurs with six months thereafter, Mr. Lee becomes entitled to receive the payments for a Change of Control Termination, offset by the Non-Change of Control benefits he has already received.

For a Non-Change of Control Termination, Mr. Lee is entitled to certain payments including:

•	the balance of the term, but in any event no less than 150%, times the sum of his salary then in effect and a bonus amount. The bonus amount is equal to the greater of: (i) Mr. Lee’s bonus in the year prior to termination (but not to exceed his target bonus for the year of termination) or (ii) the average of the annual bonuses paid to Mr. Lee for the past three consecutive years, including all deferred amounts;

•	a pro rata bonus for the year of termination, based on the higher of the bonus for the year before the year of termination or the average of the bonuses, including all deferred amounts, for the three years before the year of termination;

•	accelerated vesting of certain of Mr. Lee’s outstanding stock options, as explained in more detail below; and

•	continuation of health benefits coverage for Mr. Lee and his dependents and disability insurance coverage for Mr. Lee for specified periods following termination, which is generally five years in the case of death or disability and the balance of the term but in no event less than 1 1/2 years following termination in other cases.

In the case of death or disability, such payments are made in a lump sum.

For a Non-Change of Control Termination, the acceleration of the vesting of Mr. Lee’s outstanding stock options will be based on the following schedule:

•	if the termination occurs on or before the first anniversary of the option grant date, 1/3 of the options will be vested and exercisable as of the date of termination;

•	if the termination occurs after the first anniversary and on or before the second anniversary of the option grant date, 2/3 of the options will be vested and exercisable as of the date of termination; and

•	if the termination occurs after the second anniversary of the option grant date, all of the options will be vested and exercisable as of the date of termination.

For a Change of Control Termination, Mr. Lee is entitled to:

•	receive an amount equal to 2 1/2 times his base salary plus 2 1/2 times the largest annual bonus, including all deferred amounts, paid to him during the three years preceding the “change of control”;

•	a pro rated bonus for the year of termination based on the higher of the bonus for the year before the year of termination or the average of the bonuses, including all deferred bonus amounts, for the three years before the year of termination;

•	accelerated vesting of all outstanding stock options; and

•	continuation of health benefits coverage for Mr. Lee and his dependents and disability insurance coverage for Mr. Lee for specified periods following termination, which is generally five years.

Because “good reason” under the Lee Employment Agreement is defined to include the occurrence of a “change of control,” Mr. Lee will receive his change of control benefits if he voluntarily terminates his employment for any reason within 24 months following the occurrence of a change of control.

All amounts payable under this severance benefit shall be paid in a lump sum within 30 days of termination. However, no payments under the Lee Employment Agreement shall be made to Mr. Lee at a time (i.e., within six months following termination) or in a form that would subject him to a penalty tax of Section 409A of the Code, or the 409A Tax. If any payment would, because of its timing or form, subject Mr. Lee to the 409A Tax, such payment shall instead be paid at the earliest time that it could be paid without subjecting him to the 409A Tax, and shall be paid in a form that would not subject Mr. Lee to the 409A Tax. This amount is referred to as the Deferred Amount. We will place an amount in a “rabbi trust” with an independent trustee reasonably acceptable to Mr. Lee equal to the Deferred Amount plus the simple interest at the prime rate that will accrue thereon.

If any such payment would subject Mr. Lee to an excise tax under Section 4999 of the Code, he will generally be entitled to receive an additional tax gross-up payment from Pinnacle.

Certain non-competition, no-hire-away, and non-solicitation covenants apply to Mr. Lee for specified periods following the termination of his employment under certain circumstances. In the event of a Non-Change of Control Termination or a Change-of-Control Termination, the covenant not to compete shall not apply and the term of the no-hire-away policy shall be limited to 6 months from the date of termination.

Employment Agreements with Other Named Executive Officers

On October 6, 2006, we entered into employment agreements effective as of June 13, 2006, with each of: Stephen H. Capp, our Executive Vice President and Chief Financial Officer; John A. Godfrey, our Executive Vice President, General Counsel and Secretary; Alain Uboldi, our Chief Operating Officer; and Wade W. Hundley, our former President. On June 5, 2008, we entered into a separation agreement with Mr. Hundley. On August 19, 2008, we entered into an employment agreement, effective as of August 1, 2008, with Carlos A. Ruisanchez, our Executive Vice President of Strategic Planning and Development.

On December 22, 2008, we entered into Amended and Restated Employment Agreements with Stephen H. Capp, John A. Godfrey, Alain Uboldi and Carlos Ruisanchez (collectively, the “Executives”) for the purpose of complying with the provisions of Internal Revenue Code Section 409A and addressing certain technical matters. The Amended and Restated Employment Agreements did not confer upon the Executives any material substantive rights that were not conferred under their prior employment agreements. We refer to these agreements collectively as the “Employment Agreements.”

Our Executives’ annual base salaries under their respective Employment Agreements, which are subject to increases from time to time in the sole discretion of our Compensation Committee, are:

•	$500,000 for Mr. Capp;

•	$425,000 for Mr. Godfrey;

•	$425,000 for Mr. Uboldi; and

•	$425,000 for Mr. Ruisanchez.

The Executives will be entitled to earn bonuses with respect to each year of the term, the amount of which will be determined in the sole discretion of the Compensation Committee, based on consultations with, and recommendations of, our Chief Executive Officer.

The Employment Agreements provide for an initial term of three years ending June 13, 2009 (August 1, 2011 in the case of Mr. Ruisanchez) and will automatically renew for successive one-year periods thereafter unless notice of non-renewal is provided in writing by either party at least 90 days before the end of the then-current term.

The Employment Agreements provide for severance payments with and without a change in control event. Specifically, if any Executive’s employment is terminated by us without “cause” or he terminates for “good reason,” as defined in the Employment Agreements, on or within 24 months following a “change of control,” as defined in the Employment Agreements, this is considered a “Change of Control Termination,” the terms of which are described below. If any Executive’s employment is terminated by us without cause or by the Executive for “good reason” prior to a “change of control” or after 24 months following a “change of control,” or if the Executive is terminated due to death or disability, this is considered a “Non-Change of Control Termination.” If an Executive’s employment is terminated by us without cause or by the Executive for “good reason” prior to a “change of control,” and a change of control occurs within six months thereafter, the Executive becomes entitled to receive the payments for a Change of Control Termination, offset by the Non-Change of Control benefits he has already received.

For a Non-Change of Control Termination, the Executive is entitled to certain payments including:

•	150% times the sum of the Executive’s salary then in effect and a bonus amount. The bonus amount is equal to the greater of: (i) the Executive’s bonus in the year prior to termination or (ii) the average of the annual bonuses paid to the Executive for the past three consecutive years, with certain deferred bonus amounts included in certain circumstances;

•	a pro rata bonus for the year of termination, based on the higher of the bonus for the year before the year of termination or the average of the bonuses for the three years, with certain deferred bonus amounts included in certain circumstances, before the year of termination;

•	accelerated vesting of the Executive’s outstanding stock options that would have become fully vesting during the 18 month period following the termination; and

•	continuation of health benefits coverage for the Executive and their dependents and disability insurance coverage for the Executive for specified periods following termination, which is generally, five years in the case of death or disability and 18 months otherwise.

For a Change-of-Control Termination, the Executive is entitled to:

•	receive an amount equal to two times his base salary plus two times the largest annual bonus, including all deferred amounts, paid to him during the three years preceding the “change of control”;

•	a pro rata annual bonus for the year of termination based on the higher of the bonus for the year before the year of termination or the average of the bonuses for the three years before the year of termination with certain deferred amounts included;

•	accelerated vesting of all outstanding stock options; and

•	continuation of health benefits coverage for the Executives and their dependents and disability insurance coverage for the Executive for specified periods following termination, which is generally five years.

All amounts payable under this severance benefit shall be paid in a lump sum within 30 days of termination. However, no payments under the Employment Agreements shall be made to any Executive at a time (i.e., within six months following termination) or in a form that would subject such Executive to a 409A Tax. If any payment would, because of its timing or form, subject any Executive to the 409A Tax, such payment shall instead be paid at the earliest time that it could be paid without subjecting the Executive to the 409A Tax, and shall be paid in a form that would not subject the Executive to the 409A Tax. We will place an amount in a “rabbi trust” with an independent trustee reasonably acceptable to the Executive equal to the Deferred Amount plus the simple interest at the prime rate that will accrue thereon.

If any such payment would subject the Executive to an excise tax under Section 4999 of the Code, he will generally be entitled to receive an additional tax gross-up payment from Pinnacle.

Certain non-competition, no-hire-away, and non-solicitation covenants apply to each Executive for specified periods following the termination of his employment under certain circumstances. In the event of a Non-Change of Control Termination, the covenant not to compete shall not apply. In the event of a Change of Control Termination, the covenant not to compete shall not apply and the term of the no-hire-away policy shall be limited to 6 months from the date of termination.

Other Change in Control Provisions

In addition to the Employment Agreements, our Executive Deferred Compensation Plan, or the Executive Plan, provides certain benefits upon a change in control. Effective January 1, 2008, we amended the Company’s Executive Plan to provide certain benefits and tax gross-ups upon a change in control for senior executives who elect to use deferrals of salary and bonuses to fund an annuity benefit under the Executive Plan. The amended provisions of the Executive Plan limit the cumulative payments that we would be obligated to make to the participants as a whole following a change in control under the Plan, as described more fully below under “Executive Deferred Compensation Plan”. Pursuant to the restricted stock agreements governing the grants of restricted stock to all of our named executive officers (other than Mr. Ruisanchez) in October 2006, in the event of a termination of such named executive officer’s employment for any reason, with or without cause, including as a result of death or disability, the shares of restricted stock shall vest or be terminated and canceled on the same basis as provided for unvested stock options in such named executive officer’s applicable employment agreement. If employment is terminated for cause, all of the shares of restricted stock of such named executive officer may be immediately terminated and canceled, in the Compensation Committee’s discretion.

Table Showing Benefits of a Termination due to Death or Disability

The following table sets forth the amounts payable under the employment agreements and the 2008 Deferred Bonus Plan of each of the executive officers in the event of a termination due to death or disability. Information regarding Mr. Hundley is not presented in the table below because he was no longer an executive officer at the end of the 2008 fiscal year. The amounts in the table assume that the termination took place on December 31, 2008. The closing price of Pinnacle Common Stock on such date was $7.68.

		Value of
		Options and
		Restricted Stock
		That Have	Value of
	Cash	Accelerated	Medical	Gross-Up
	Severance	Vesting	Continuation	Amount	Total
Name	($)(a)	($)	($)(b)	($)	($)

Daniel R. Lee	$4,070,217	$69,120	$100,862	—	$4,240,199
Stephen H. Capp	$2,062,500	$15,360	$100,862	—	$2,178,722
John A. Godfrey	$1,625,416	$15,360	$100,862	—	$1,741,638
Alain Uboldi	$1,688,166	$15,360	$100,862	—	$1,804,388
Carlos Ruisanchez	$847,500	$0	$100,862	—	$948,362

(a)	These amounts include cash severance payments mandated by each executive officer’s employment agreement. In addition, the amounts shown above for Messrs. Capp, Godfrey, Uboldi and Ruisanchez include bonus amounts earned in 2008, 2007, 2006 and 2005, payment of which was deferred by the Compensation Committee. The amount shown above for Mr. Lee includes bonus amounts earning in 2007, 2006 and 2005, payment of which was deferred by the Compensation Committee. Messrs. Capp, Godfrey, Uboldi, and Ruisanchez received their 2008 bonuses in December 2008 and Mr. Lee received his 2008 bonus in March 2009.

(b)	These amounts are estimates based on a blended rate for the executive officers, which includes a base COBRA cost and incremental costs for the portion of the premiums that Pinnacle pays. The estimated amounts are given because of certain Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) privacy regulations and are expected to be close to the true rate for the individual.

Table Showing Benefits of a Termination Without Cause or by Good Reason other than in Connection with a Change in Control

The following table sets forth the amounts payable under the employment agreements of each of the executive officers named in the Summary Compensation Table in the event of a termination without cause or by the employee for good reason other than in connection with a change in control. Information regarding Mr. Hundley is not presented in the table below because he was no longer an executive officer at the end of the 2008 fiscal year. The amounts in the table assume that the termination took place on December 31, 2008. The closing price of Pinnacle Common Stock on such date was $7.68.

		Value of
		Options and
		Restricted Stock
		That Have	Value of
	Cash	Accelerated	Medical	Gross-Up
	Severance	Vesting	Continuation	Amount	Total
Name	($)(a)	($)	($)(b)	($)	($)

Daniel R. Lee	$3,704,812	$69,120	$30,259	—	$3,804,191
Stephen H. Capp	$1,661,458	$15,360	$30,259	—	$1,707,077
John A. Godfrey	$1,320,625	$15,360	$30,259	—	$1,366,244
Alain Uboldi	$1,362,375	$15,360	$30,259	—	$1,407,994
Carlos Ruisanchez	$791,250	$0	$30,259	—	$821,509

(a)	These amounts include cash severance payments mandated by each executive officer’s employment agreement.

(b)	These amounts are estimates based on a blended rate for the executive officers, which includes a base COBRA cost and incremental costs for the portion of the premiums that Pinnacle pays. The estimated amounts are given because of certain HIPAA privacy regulations and are expected to be close to the true rate for the individual.

Table Showing Benefits of a Change in Control

The following table sets forth the amounts payable under the employment agreements, the 2008 Deferred Bonus Plan and the Executive Deferred Compensation Plan of each of the executive officers in the event of a termination in connection with a change in control event and, where applicable, a second triggering event. Information regarding Mr. Hundley is not presented in the table below because he was no longer an executive officer at the end of the 2008 fiscal year. The amounts in the table assume that the triggering event took place on December 31, 2008. The closing price of Pinnacle Common Stock on such date was $7.68.

			Value of
			Options and
		Purchase	Restricted Stock	Value of
	Cash	of Annuity	that Have	Medical	Gross-Up
	Severance	Contract	Accelerated	Continuation	Amount
Name	($)(a)	($)(b)	Vesting ($)	($)(c)	($)(d)	Total ($)

Daniel R. Lee	$7,028,580	$2,224,101	$69,120	$100,862	$4,983,819	$14,406,482
Stephen H. Capp	$2,612,500	—	$23,040	$100,862	$674,969	$3,411,371
John A. Godfrey	$2,050,417	—	$23,040	$100,862	$555,263	$2,729,582
Alain Uboldi	$2,547,239	$(308,434)	$23,040	$100,862	$1,842,498	$4,205,205
Carlos Ruisanchez	$1,097,500	—	$0	$100,862	$473,683	$1,672,045

(a)	These amounts include cash severance payments mandated by each executive officer’s employment agreement. In addition, the amounts shown above for Messrs. Capp, Godfrey, Uboldi and Ruisanchez include bonus amounts earned in 2008, 2007, 2006 and 2005, payment of which was deferred by the Compensation Committee. The amount shown above for Mr. Lee includes bonus amounts earning in 2007, 2006 and 2005, payment of which was deferred by the Compensation Committee. Messrs. Capp, Godfrey, Uboldi, and Ruisanchez received their 2008 bonuses in December 2008 and Mr. Lee received his 2008 bonus in March 2009.

(b)	This amount represents the Company’s estimated incremental cost to purchase an annuity contract as described in “— Executive Deferred Compensation Plan” in excess of the executive’s account balance as of December 31, 2008 shown in “— Executive Deferred Compensation Plan — Non-Qualified Deferred Compensation Table.” In Mr. Uboldi’s case, his account balance at December 31, 2008 exceeded the estimated cost of the purchasing the annuity. This is a function of Mr. Uboldi’s age, the estimated discount rate, and the estimated annuity purchase rate versus the annual amounts to be provided under the annuity. In January 2009, Mr. Lee withdrew his account balance, and therefore would not be entitled to receive an annuity contract and related tax gross-ups on a change in control occurring thereafter.

(c)	These amounts are estimates based on a blended rate for the executive officers, which includes a base COBRA cost and incremental costs for the portion of the premiums that Pinnacle pays. The estimated amounts are given because of certain HIPAA privacy regulations and are expected to be close to the true rate for the individual.

(d)	For Messrs. Lee and Uboldi, the gross-up amount related to the purchase of the annuity contract under the Executive Deferred Compensation Plan as of December 31, 2008 was $2,850,951 and $1,654,332, respectively. In January 2009, Mr. Lee withdrew his account balance, and therefore would not be entitled to receive an annuity contract and related tax gross-ups on a change in control occurring thereafter. The remaining balance of the gross-up amount shown related to the gross-up under the executive’s employment agreement.

Executive Deferred Compensation Plan

In 2000, we adopted the Executive Deferred Compensation Plan, or the Executive Plan, which allows certain of our highly compensated employees to defer, on a pre-tax basis, a portion of their base annual salaries and bonuses. The Executive Plan is administered by a committee appointed by the Board of Directors, referred to as the Executive Plan’s committee, which at present is the Compensation Committee of the Board of Directors, and participation in the Executive Plan is limited to employees who are (i) determined by us to be includable within a select group of employees, (ii) subsequently chosen from the select group, and (iii) approved by the Compensation Committee.

We may terminate, amend or modify the Executive Plan with respect to its participating employees at any time, subject to certain limitations set forth in the Executive Plan. Effective December 27, 2004, we amended and restated

the Executive Plan to comply with the provisions of Section 409A of the Internal Revenue Code (“Section 409A”), and to make certain other changes in the Executive Plan. Effective January 1, 2008, we again amended and restated the Executive Plan to change the interest rates credited on deferrals of salaries and bonuses, to add an optional annuity form of benefit for selected senior executives, and to comply with the final regulations under Section 409A.

Under the Executive Plan, a participating employee may elect in December of each year to defer up to 75% of his or her salary for the next year, and up to 90% of his or her bonus for the next year. Any such deferred compensation is credited to a deferral contribution account. A participating employee is at all times fully vested in his or her deferred contributions, as well as any appreciation or depreciation attributable thereto.

We do not make contributions to the Executive Plan for the benefit of employees. Amounts that a participating employee elected to defer under the Executive Plan for 2005, 2006, and 2007 were credited with interest at 3% per annum. However, if a participating employee died, became disabled, or retired, such participant’s benefits would be recalculated with an interest rate of 10% per annum. If employment terminated for any other reason, the Compensation Committee, in its sole discretion, could decide to use the 10% rate to determine the amount that should be credited to such participating employee’s account. The intent of such discretion by the Compensation Committee was to allow the Compensation Committee to distinguish between employees who may leave to pursue interests unrelated to the Company’s activities and employees who may leave to pursue activities that might be at odds with the Company’s interests, such as working for a competitor.

In 2007, however, the Compensation Committee determined, with the advice of independent compensation consultants, that the 3% or 10% interest rate structure had not helped us achieve our objectives of providing an attractive tax-deferred savings benefit to our executives and enhancing executive retention, but had merely discouraged participation in the Executive Plan. Accordingly, for 2008 and later periods, we amended the Executive Plan so that amounts deferred into the Executive Plan will be credited with a floating rate of interest of the average of the yields on 30-year U.S. treasury bonds, measured over the business days of the last month of the preceding quarter of the Executive Plan year, plus five percentage points, compounded quarterly. We believe that this rate will approximate our very long term borrowing costs for unsecured, subordinated and covenant-light obligations. The Compensation Committee has the discretion to change the crediting rate for deferrals under the Executive Plan on a prospective basis as of the beginning of any quarter, except for deferrals associated with the annuity payout option, for which the interest rates, including any floating rate formula, must be determined before any deferral elections are made and such interest rates cannot be changed thereafter. Because 10% approximated the yields on 30-year U.S. treasury bonds, plus five percentage points, as of December 2007, and because the prior 3% or 10% interest rate rule was considered punitive for a long-term creditor to the Company, we vested each participant in the Executive Plan in the 10% interest factor on his or her account balance under the Executive Plan as of December 31, 2007 and eliminated the possibility that participants would only receive 3% on their prior savings.

Distributions under the Executive Plan (other than the annuity benefit described below) are payable upon death, disability and upon the occurrence of a financial emergency, as defined in Section 409A. A participating employee will also receive distributions upon a change in control of the Company, to the extent permitted in Internal Revenue Service guidance under Section 409A. When making an election to defer salary and bonus, a participating employee can specify that the amounts deferred will be paid on certain dates at least two years after the amounts are deferred. Also, a participant will receive an immediate payment of his or her deferred amounts (other than deferred amounts used to fund the annuity benefit) with interest on a change in control of the Company.

We amended the Executive Plan, effective January 1, 2008, so that selected senior executives (not limited to named executive officers) could elect to use their deferred salary and bonuses to fund their own retirement annuity benefit. A designated senior executive may elect to have his or her deferral contributions to the Executive Plan contributed to an “Annuity Account” in the Executive Plan as “Annuity Deferral Contributions.” A designated senior executive will also be permitted to roll over his or her previously-deferred contributions for 2005, 2006 and 2007 to the Executive Plan into the Annuity Account. The Annuity Account will accrue interest at a floating rate equivalent to five percentage points over yield of 30-year U.S. treasury bonds, compounded and calculated quarterly. The Compensation Committee believes that this rate will approximate Pinnacle’s very long term borrowing costs for unsecured, subordinated and covenant-light obligations. The Compensation Committee may change the method for determining the floating interest rate, but any change in method will apply only to

Annuity Deferral Contributions made in years after the change. At the designated executive’s 65th birthday, the executive’s Annuity Account balance will be used to pay an annuity, providing fixed monthly payments until the executive’s death, or, if a joint and survivorship feature applies, the later of the executive’s death or the death of the executive’s designated beneficiary. The amount of the fixed monthly payments is calculated based on the executive’s actuarial life expectancy (and, if applicable, the actuarial life expectancy of his designated beneficiary) and the rate of interest mentioned above. Therefore, if the executive lives beyond his or her actuarial life expectancy, the executive will essentially receive a higher return on his or her Actuarial Account balance as of his or her 65th birthday, but if the executive dies before reaching his or her actuarial life expectancy, the executive will receive a lower return and may not even receive his or her full account balance.

If the designated executive is married, the annuity beginning when the executive reaches age 65 will normally be paid in the form of a joint and survivor annuity with his or her spouse as beneficiary. In other words, the monthly payments would be computed based on the actuarial lives of both the designated executive and spouse and the payments would continue until the later death of the two individuals. If the executive is not married, the annuity will normally be paid in the form of a life annuity for his or her life. If a designated executive designates a beneficiary other than his or her spouse, the designation will require the approval of the Compensation Committee, and, if the executive is married, the approval of his or her spouse.

If a joint and survivor annuity form applies, and the designated executive dies before reaching age 65, the executive’s Annuity Account balance will be used to pay an annuity to his or her designated beneficiary beginning when the executive would otherwise have reached age 65. If the executive dies before reaching age 65 and the executive has no designated beneficiary, the executive’s Annuity Account balance will be payable to his or her estate in one lump sum.

On a change in control of the Company, the Company is required to purchase an annuity contract from a qualified annuity company that will give each designated executive an annuity providing the same after-tax benefits as the after-tax benefits the executive would have received from his or her Annuity Account if the change in control had not occurred. The interest rate for determining his or her benefits under the annuity contract will be the average of the floating rates in effect for the eight calendar quarters preceding the change in control. The purchase of such an annuity contract will accelerate the taxes that the executive would owe on benefits from the Annuity Account; the Company will pay such taxes on a “grossed-up” basis. Because the purchase of the annuity contract will be a taxable transaction (even though the Company will pay his taxes on the purchase on a “grossed-up” basis), the executive will have a tax basis in the annuity contract, so that a portion of each monthly annuity payment will be a tax-free return of basis to him. Therefore, the pre-tax monthly payments under the annuity contract will be less than the pre-tax monthly payments the executive would have received if no change in control had occurred, although the after-tax payments will be the same.

There are certain limits on the ability of a designated executive to make Annuity Deferral Contributions to the Annuity Account. The limits for 2008 are the lesser of (1) an amount equal to his 2006 bonus, (2) $500,000, and (3) an amount that would result in an annuity at age 65 greater than 50% of his “final average compensation” as computed in 2008. Limits (1) and (2) are not applicable to previously-deferred amounts for 2005, 2006 or 2007 that the designated executive elects to roll over into the Annuity Account. In addition, the Annuity Deferral Contributions for all designated executives in 2008 are limited so that, if a change in control occurred during 2008, the amount that the Company would be obligated to pay to purchase annuity contracts and to pay taxes on a “grossed-up” basis for all designated executives would not exceed the aggregate Annuity Account balances of all designated executives by more than $10,000,000. If the Annuity Deferral Contributions of all designated executives were to exceed this $10,000,000 limit, then the Annuity Deferral Contributions of all designated executives would be reduced ratably.

The Compensation Committee has reserved the right to alter the limits, participation and interest rate accruals in future periods as to future contributions.

The amended Executive Plan provided that a participant could elect during 2008 to have the non-annuity portion of his benefit distributed on January 15, 2009 or on any later January 15. During 2008, we further amended the Executive Plan to permit a participant to make this election with respect to the annuity portion of his benefit as well. Any participant who elected during 2008 to receive his benefit on January 15, 2009 was excluded from electing to defer salary and bonuses earned in 2009.

The provisions of the Executive Plan before its amendment effective January 1, 2005 will remain in effect for any deferrals that were deducted from salaries and bonuses in 2004 or in earlier years, including, but not limited to the following provisions:

(a) For purposes of determining the rate of return credited on any deferrals that were deducted from salaries and bonuses in 2004 or in earlier years, each participating employee may select from a list of hypothetical investment funds among which deferred contributions shall be allocated. Although a participating employee’s deferred compensation will not be invested directly in the selected hypothetical investment funds, his or her deferral compensation account shall be adjusted according to the performance of such funds. Although the fund investment alternatives under the Executive Plan are different from those under our 401(k) plan, we do not believe the participants in the Executive Plan are entitled to a preferential return on amounts deferred in relation to the return available to employees generally under the 401(k) plan. We are not obligated to acquire or hold any investment fund assets; and

(b) a participating employee may receive at any time 90% of his or her account balance attributable to deferrals that were deducted from salaries and bonuses in 2004 or in earlier years, subject to forfeiture of 10% of the account balance.

As with all non-qualified deferred compensation plans, a participating employee’s rights against us to receive the deferred amounts are limited to the rights of an unsecured general creditor. Our obligation to pay benefits under the Executive Plan, both before and after its amendment, is not backed by any security interest in our assets to assure payment of the deferred amounts.

Non-Qualified Deferred Compensation Table

The following table shows the deferred compensation activity for our named executive officers for the Executive Plan, except for Stephen H. Capp and Carlos Ruisanchez who do not participate in the Executive Plan. All executive nonqualified and Pinnacle contributions to each plan are also included in current year compensation presented in the Summary Compensation Table.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawals/	Balance at
	in Last FY	in Last FY	Last FY	Distributions	Last FYE
Name	($)	($)	($)	($)	($)

Daniel R. Lee	$179,652	$0	$95,615	$0	$1,141,452
John A. Godfrey	$61,298	$0	$(54,379)	$0	$400,593
Alain Uboldi	$723,150	$0	$144,822	$0	$2,567,921
Wade W. Hundley	$0	$0	$(165,374)	$43,305	$181,756

2005 Equity and Performance Incentive Plan

We adopted our 2005 Equity and Performance Incentive Plan, or the 2005 Plan, in April 2005, and our stockholders approved the 2005 Plan at our annual meeting on May 3, 2005. On May 20, 2008, our stockholders approved an amendment to the 2005 Plan to increase the aggregate number of shares available for awards under the 2005 Plan from 3,000,000 to 4,750,000, and to reapprove the “performance based” compensation provisions of the 2005 Plan. In December 2008, our Board of Directors further amended the 2005 Plan to address certain technical matters, including compliance with Section 409A; the December 2008 amendment does not materially or substantively increase the benefits available under the 2005 Plan. The 2005 Plan is administered by our Compensation Committee. The Compensation Committee has broad discretion and power in operating the 2005 Plan, in determining which of our employees, directors, and consultants shall participate, and the terms of individual awards.

Awards under the 2005 Plan may consist of options, stock appreciation rights, restricted stock, other stock unit awards, performance awards, dividend equivalents or any combination of the foregoing.

The shares authorized under the 2005 Plan are governed by the following principles:

•	The 2005 Plan provides for an aggregate of up to 4,750,000 shares of Pinnacle Common Stock to be available for awards, plus the number of shares subject to awards granted under our prior stock plans and the Individual Arrangements that are forfeited, expire or are cancelled after the effective date of the 2005 Plan.

•	Any shares that are subject to awards other than options or stock appreciation rights (including shares delivered in settlement of dividend rights) shall be counted against this limit as 1.4 shares for every one share granted.

•	The aggregate number of shares available under the 2005 Plan and the number of shares subject to outstanding options and stock appreciation rights will be increased or decreased to reflect any changes in the outstanding Pinnacle Common Stock by reason of any recapitalization, spin-off, reorganization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction.

•	If any shares subject to an award under the 2005 Plan are forfeited, expire, or are terminated without the issuance of shares, the shares shall again be available for award under the 2005 Plan.

•	As of April 6, 2009, 1,074,313 shares remained available for awards under the 2005 Plan (excluding any additional shares available under the 2005 Plan as a result of forfeiture, expiration or other termination of awards under prior plans and the Individual Arrangements).

Under the 2005 Plan, no participant may be granted in any 12-month period:

•	options or stock appreciation rights with respect to more than 1,500,000 shares;

•	restricted stock, performance awards or other stock unit awards that are denominated in shares with respect to more than 750,000 shares; or

•	performance awards or stock unit awards that are valued by reference to cash or property having a maximum dollar value of more than $2,500,000 (excluding awards denominated by reference to a number of shares).

Under the 2005 Plan, the exercise price for an option or stock appreciation right cannot be less than 100% of the fair market value of the underlying shares on the grant date. The 2005 Plan does not permit the repricing of options or stock appreciation rights. An option exchange program will be permitted, however, if Proposal 2 is approved by the stockholders.

Performance awards under the 2005 Plan are awards that provide payments determined by the achievement of performance goals over a performance period. The Compensation Committee determines the relevant performance goals and the performance period. The performance goals will be based on the attainment of specified levels of, or growth of, one or any combination of (or a formula based on) modified calculations of certain specified factors. The eligible factors include: net sales; pretax income before or after allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the shares or any of our other publicly-traded securities; market share; gross profits; earnings before taxes; earnings before interest and taxes; EBITDA; an adjusted formula of EBITDA; economic value-added models; comparisons with various stock market indices; reductions in costs, and/or return on invested capital of Pinnacle or any affiliate, division or business unit of Pinnacle for or within which the participant is primarily employed. Such performance goals also may be based solely by reference to our performance or the performance of an affiliate, division or business unit of Pinnacle, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.

We intend that Mr. Lee’s bonuses under his employment agreement will be performance awards under the 2005 Plan.

The 2005 Plan provides that it is not the only plan or arrangement under which we may compensate officers, and we reserve the right to pay bonuses or other compensation to our named executive officers in addition to their bonuses or other awards under the 2005 Plan.

Grant of Plan-Based Awards

The following table provides information regarding our grant of plan-based awards made in 2008.

					All Other
					Option
					Awards:
					Number of	Exercise	Grant
		Estimated Possible Payouts Under Non-			Securities	Price of	Date Fair
		Equity Incentive Plan Awards			Underlying	Option	Value of
	Grant	Threshold	Target	Maximum	Options	Awards	Option
Name(a)	Date(b)	($)	($)	($)	(#)	($/Sh)(c)	Awards

Daniel R. Lee		$375,000	$750,000	$1,500,000
	5/20/2008				550,000	$14.68	$3,780,574
Stephen H. Capp	5/20/2008				80,000	$14.68	$549,902
	7/30/2008				20,000	$11.13	$105,422
John A. Godfrey	5/20/2008				70,000	$14.68	$481,164
	7/30/2008				20,000	$11.13	$105,422
Alain Uboldi	5/20/2008				70,000	$14.68	$481,164
	7/30/2008				20,000	$11.13	$105,422
Carlos Ruisanchez	8/01/2008				200,000	$11.35	$1,069,430
Wade W. Hundley	5/20/2008				100,000	$14.68	$687,377

(a)	Mr. Ruisanchez became an executive officer of the Company on August 1, 2008. Mr. Hundley resigned as an officer of the Company effective as of June 5, 2008.

(b)	All of the grants of options were made pursuant to the 2005 Plan, except for the grant of options to Mr. Ruisanchez who received his shares pursuant to a Nonqualified Stock Option Agreement with the Company, dated August 1, 2008.

(c)	The exercise price is the closing price of Pinnacle Common Stock on the date of grant.

Under the terms of his employment agreement and the 2005 Plan, Mr. Lee can earn annual bonuses of up to 150% of his annual salary, with a targeted bonus of 75% of his annual salary, based on meeting certain performance targets with respect to our EBITDA. The EBITDA target is typically based on our total EBITDA with certain adjustments, which we refer to as adjusted EBITDA.

For 2008, the adjusted EBITDA threshold was $160 million, at which Mr. Lee would receive a bonus of 37.5% of his base salary and below which Mr. Lee would receive no bonus. The adjusted EBITDA target was $184 million, at which Mr. Lee would receive a bonus of 75% of his base salary. The adjusted EBITDA maximum was $190 million, at which Mr. Lee would receive a bonus of 150% of his base salary. The Compensation Committee certifies in writing that the targets have been met before the bonus is paid. Pinnacle achieved an adjusted EBITDA of approximately $160 million in 2008, as reported in our earnings release furnished in a Current Report on Form 8-K filed on March 3, 2009, and positive adjustments were made of $7.6 million for the impact of extraordinary expenses and uninsured lost revenues due to hurricane activity, $4.8 million for the impact of extraordinary expenses and uninsured lost revenues due to the flooding of The Admiral Riverboat Casino, and $3.6 million for expenses to institute the company-wide MyChoice Player Card, for a total adjusted EBITDA of $175.6 million. In March 2009, the Compensation Committee awarded Mr. Lee a bonus of $600,000, which is 60% of his base salary, and approximately 18% less than his prior-year bonus.

For 2008, adjusted EBITDA was defined as earnings before interest income and expense, income taxes, depreciation, amortization, pre-opening and development costs, non-cash share-based compensation, merger termination proceeds, asset impairment costs and write-downs, corporate level litigation settlement costs, gain (loss) on sale of certain assets, gain (loss) on sale of marketable securities, minority interest, loss on early extinguishment of debt and discontinued operations. Furthermore, in computing adjusted EBITDA for its operating segments, the impact of the following items was excluded: (a) restructurings, discontinued operations and charges for extraordinary items, (b) any event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required by generally accepted accounting principles.

The Compensation Committee decided to defer 30% of Mr. Lee’s bonus for 2008; the deferred portion of the bonus does not accrue interest, is an unsecured obligation of the Company, and will be paid in three equal installments in January of 2010, 2011 and 2012. Mr. Lee will receive the deferred portion of the bonus only if he is employed on the scheduled payment date, dies, or becomes disabled, or we have a “change of control” as defined in his employment agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding outstanding equity award grants held at December 31, 2008 by each of the executive officers named in the Summary Compensation Table.

	Option Awards(a)					Stock Awards(b)
							Market
						Number of	Value of
	Number of	Number of				Shares or	Shares or
	Securities	Securities				Units of	Units of
	Underlying	Underlying		Option		Stock	Stock
	Unexercised	Unexercised		Exercise	Option	That Have	That Have
	Options (#)	Options (#)		Price	Expiration	Not Vested	Not Vested
Name	Exercisable	Unexercisable		($)	Date	(#)	($)(c)

Daniel R. Lee	865,801	0		$8.45	4/10/2012
	360,000	240,000	(d)	$14.70	5/3/2015
	0	550,000	(e)	$14.68	5/20/2018	9,000	$69,120

Stephen H. Capp	286,739	0		$6.05	1/11/2013
	60,000	40,000	(f)	$16.92	5/16/2015
	0	80,000	(e)	$14.68	5/20/2018
	0	20,000	(g)	$11.13	7/30/2018
						3,000	$23,040

John A. Godfrey	250,000	0		$7.02	8/13/2012
	60,000	40,000	(f)	$16.92	5/16/2015
	0	70,000	(e)	$14.68	5/20/2018
	0	20,000	(g)	$11.13	7/30/2018
						3,000	$23,040

Alain Uboldi	15,000	0		$6.70	11/5/2011
	5,000	0		$5.95	1/29/2012
	30,000	0		$9.62	6/18/2012
	10,000	0		$6.75	8/14/2013
	60,000	40,000	(h)	$17.75	2/8/2015
	0	70,000	(e)	$14.68	5/20/2018
	0	20,000	(g)	$11.13	7/30/2018
						3,000	$23,040

Carlos Ruisanchez	0	200,000	(i)	$11.35	8/1/2018

Wade W. Hundley(j)	100,000	0		$8.08	3/5/2009
	50,000	0		$9.70	3/5/2009
	50,000	0		$11.31	3/5/2009
	75,000	0		$5.95	3/5/2009
	125,000	0		$9.62	3/5/2009
	29,112	0		$15.18	3/5/2009
	70,888	0		$14.70	3/5/2009
	16,000	0		$16.92	3/5/2009
	25,000	0		$14.68	6/5/2009

(a)	The option awards were granted pursuant to the Company’s 2005 Plan and the Company’s 1993, 1996, 2001 and 2002 stock option plans, as well as certain options granted outside of the stockholder approved plans (see the Equity Compensation Plan Information table below).

(b)	The stock awards consist of restricted stock granted on October 6, 2006 to Messrs. Lee, Capp, Godfrey and Uboldi in accordance with the our 2005 Plan. The restricted stock granted in October 2006 vest in five equal annual installments on January 31 of 2007, 2008, 2009, 2010 and 2011. As of December 31, 2008, there were three remaining annual installments with respect to Messrs. Lee, Capp, Godfrey and Uboldi.

(c)	The market value of stock awards reported in this column was computed by multiplying $7.68, the closing market price of Pinnacle’s stock at December 31, 2008, by the number of shares of stock awarded.

(d)	Vesting dates are May 3, 2009 and 2010.

(e)	Vesting dates are May 20, 2009, 2010, 2011 and 2012.

(f)	Vesting dates are May 16, 2009 and 2010.

(g)	Vesting dates are July 30, 2009, 2010, 2011 and 2012.

(h)	Vesting dates are February 8, 2009 and 2010.

(i)	Vesting dates are August 1, 2009, 2010, 2011 and 2012.

(j)	Pursuant to the terms of the separation agreement between Mr. Hundley and the Company, vesting of Mr. Hundley’s stock options and restricted stock which would have vested over the next 18 months following the date of the separation agreement was accelerated to June 5, 2008. In addition, all of the stock options granted prior to the date of his employment agreement, Mr. Hundley had until March 5, 2009 to exercise those stock options. For those stock options granted on or after the date of his employment agreement, Mr. Hundley has until June 5, 2009 to exercise those stock options.

Option Exercises and Stock Vested

The following table provides information regarding the vesting of restricted stock during the fiscal year ended December 31, 2008. None of our named executive officers exercised options during the fiscal year ended December 31, 2008.

	Stock Awards
	Number of Shares	Value Realized
	Acquired on	on Vesting
Name(a)	Vesting (#)(b)(c)	($)(b)(c)

Daniel R. Lee	3,000	$54,750
Stephen C. Capp	1,000	$18,250
John A. Godfrey	1,000	$18,250
Alain Uboldi	1,000	$18,250
Wade W. Hundley	4,000	$64,420

(a)	Carlos Ruisanchez does not hold any restricted stock.

(b)	With respect to Messrs. Lee, Capp, Godfrey and Uboldi, the value realized was determined by multiplying the number of shares of stock by the closing price of Pinnacle Common Stock on the vesting date, January 31, 2008, which was $18.25.

(c)	With respect to Mr. Hundley, 2,000 shares of restricted stock vested on January 31, 2008. In addition, pursuant to the separation agreement between Mr. Hundley and the Company, an additional 2,000 shares of restricted stock vested on June 5, 2008. The value realized on the vesting date was determined by (1) multiplying 2,000 shares of stock by the closing price of Pinnacle’s Common Stock on January 31, 2008, which was $18.25 and (2) multiplying 2,000 shares of stock by the closing price of Pinnacle’s Common Stock on June 5, 2008, which was $13.96.

Equity Compensation Plan Information

					Number of Securities
	Number of Securities to be				Remaining Available for
	Issued Upon Vesting of				Future Issuance Under
	Restricted Stock Awards		Weighted-Average		Equity Compensation Plans
	and Exercise of		Exercise Price of		(Excluding Securities
	Outstanding Options,		Outstanding Options,		Reflected in the First
Plan Category	Warrants and Rights		Warrants and Rights		Column)

Equity compensation plans approved by security holders
Restricted stock awards and stock options(a)	6,866,000	(b)	$15.15	(b)	696,113
Directors Plan	68,857	(c)	$14.56	(d)	81,362

Total	6,934,857		$15.15		777,475
Equity compensation plans not approved by security holders(e)	537,540		$9.14		0

Total	7,472,397		$14.72		777,745

(a)	Consists of:

•	shares of Pinnacle Common Stock to be issued upon the exercise of options granted pursuant to the Company’s 2005 Plan and the Company’s 1996, 2001 and 2002 stock option plans;

•	shares of Pinnacle Common Stock to be issued upon the exercise of options granted outside of our stock option plans to members of the Company’s management team and approved by our stockholders; and

•	shares of Pinnacle Common Stock to be issued upon the vesting of restricted stock awards pursuant to the Company’s 2005 Plan.

The restricted stock awards and stock options have a weighted average remaining contractual life of 6.13 years as of December 31, 2008.

(b)	Includes 21,000 shares of restricted stock granted in October 2006.

(c)	Consists of shares of Pinnacle Common Stock credited to directors’ deferred compensation accounts to be issued pursuant to the Directors Plan, described under “Director Compensation — Amended and Restated Directors Deferred Compensation Plan” above. All such shares are fully vested and payable upon cessation of service as a director.

(d)	Based on the purchase price of the shares credited to the directors’ deferred compensation accounts under the Directors Plan.

(e)	Consists of 250,801 shares of Pinnacle Common Stock issuable upon the exercise of options granted to Daniel R. Lee in 2002, 86,739 shares of Pinnacle Common Stock issuable upon the exercise of options granted to Stephen H. Capp in 2003 and 200,000 shares of Pinnacle Common Stock issuable upon the exercise of options granted to Carlos Ruisanchez in 2008. The options granted to Messrs. Lee, Capp and Ruisanchez in 2002, 2003 and 2008, respectively, were granted to each such executive officer in connection with his original retention by the Company.

The exercise price of the options referenced above granted to Mr. Lee is $8.45 and such options vested over a four-year period, which has passed. The options expire on April 10, 2012, subject to certain termination events as governed by the grant of options and Mr. Lee’s Employment Agreement.

The exercise price of the options referenced above granted to Mr. Capp is $6.05 and the options vested over a five-year period, which has passed. The options expire on January 11, 2013, subject to certain termination events as governed by the grant of options and Mr. Capp’s Employment Agreement.

The exercise price of the options referenced above granted to Mr. Ruisanchez is $11.35 and the options vested over a four-year period. The options expire on August 1, 2018, subject to certain termination events as governed by the grant of options and Mr. Ruisanchez’s Employment Agreement.

Upon the approval of the 2005 Plan at the 2005 Annual Meeting, we canceled the 1996, 2001 and 2002 Stock Option Plans (the “Prior Plans”), so that no further grants or awards will be made under the Prior Plans. However, any shares subject to awards under the Prior Plans which are forfeited, expire or otherwise terminate without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares, are authorized for issuance under the 2005 Plan. In addition, grants and awards made under the Prior Plans before their cancellation will continue in effect. The stock option grants to Messrs. Lee and Capp, described in footnote (e) above, also continue in effect, and such shares will be authorized for issuance under the 2005 Plan in the event of forfeiture, expiration or termination without issuance of shares.

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with the Company’s management and, based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement.

Compensation Committee

Lynn P. Reitnouer (Chairman)
John V. Giovenco
Richard J. Goeglein
James L. Martineau

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals submitted for inclusion in the Company’s proxy statement and proxy card for the next annual meeting would have to be received by the Secretary of the Company no later than December 16, 2009 if the next annual meeting were held on or near May 5, 2010. In the event that the Company elects to hold its next annual meeting more than 30 days before or after the anniversary of this Annual Meeting, such stockholder proposals would have to be received by the Company a reasonable time before the Company begins to print and send its proxy materials. Stockholder nominations of directors are not stockholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in the Company’s proxy statement.

Under the Company’s Restated Bylaws, stockholders who wish to present proposals for action, or to nominate directors (other than proposals to be included in the Company’s proxy statement and form of proxy card pursuant to Rule 14a-8 under the Exchange Act), at the next annual meeting of stockholders of the Company (that is, the next annual meeting following the Annual Meeting to which this Proxy Statement relates) must give written notice thereof to the Secretary of the Company at the address set forth on the cover page of this Proxy Statement in accordance with the then current provisions of the Company’s Restated Bylaws. The Bylaws currently require that such notice be given not more than 120 days nor less than 90 days prior to the first anniversary of this year’s Annual Meeting (i.e., no earlier than January 5, 2010 and no later than February 4, 2010). If, however, the Company advances the date of the next annual meeting by more than 30 days or delays such date by more than 60 days, notice by the stockholder must be given not later than the later of (i) 90 days in advance of such annual meeting or, (ii) the tenth day following the first public announcement of the date of such meeting by the Company. Stockholder notices must contain the information required by Section 2 of Article I of the Company’s Restated Bylaws. If the Company does not have notice of a matter to come before the next annual meeting by February 4, 2010 (or, in the event the next annual meeting is held more than 30 days before or 60 days after the anniversary of this Annual Meeting, then by the date described above relating to such delay or advance in the meeting date), the Company’s proxy for such meeting will confer discretionary authority to vote for such matter.

ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K AND OTHER MATTERS

The Company’s Annual Report to Stockholders, which was mailed to stockholders with or preceding this Proxy Statement, contains financial and other information about the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Compensation Committee Report,” and “The Audit Committee Report” and the Company-operated websites referenced in this Proxy Statement shall not be deemed filed with the SEC or subject to Regulations 14A or 14C or to the liabilities of the Section 18 of the Exchange Act, and shall not be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Any of the information in this Proxy Statement that is required to be incorporated into Part III of Company’s Annual Report on Form 10-K is so incorporated.

THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT TO STOCKHOLDERS FOR 2008 AND ITS ANNUAL REPORT ON FORM 10-K INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES AND EXHIBITS, FILED WITH THE SEC FOR FISCAL YEAR 2008 TO ANY BENEFICIAL OWNER OF PINNACLE COMMON STOCK AS OF THE RECORD DATE UPON WRITTEN REQUEST TO PINNACLE ENTERTAINMENT, INC., 3800 HOWARD HUGHES PARKWAY, LAS VEGAS, NV 89169, ATTENTION: JOHN A. GODFREY, LEGAL DEPARTMENT.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 5, 2009: This Proxy Statement and the accompanying Annual Report are available at www.proxyvote.com.

Attachment A

Pinnacle Entertainment, Inc.

Categorical Director Independence Standards

The Board of Directors (the “Board”) of Pinnacle Entertainment, Inc. (“Pinnacle”) has adopted these Categorical Director Independence Standards to assist the Board in making determinations of director independence in accordance with the rules of the New York Stock Exchange (the “NYSE”).

The Board will assess the independence of each director on an annual basis prior to approving director nominees for inclusion in the proxy statement for Pinnacle’s annual meeting of stockholders. If a director is appointed to the Board between annual meetings, the Board will assess the director’s independence at the time of such appointment. Directors must notify the Board promptly of any change in circumstances that might be perceived as putting the director’s independence at issue. If so notified, the Board will reevaluate the director’s independence as soon as practicable.

Under these standards, a director will be deemed independent for purposes of service on the Board only if:

(1) the director does not have any relationship described in NYSE Rule 303A.02(b), as such rule may be amended from time to time;

(2) in the event the director has a relationship that exceeds the limits described below, the Board determines in its judgment, after consideration of all relevant facts and circumstances, that the relationship is not material; and

(3) the Board reviews all commercial, banking, consulting, legal, accounting, charitable, familial and other relationships the director has with Pinnacle that are not of a type described below, and determines in its judgment, after consideration of all relevant facts and circumstances, that the relationship is not material.

The fact that a particular relationship or transaction is required to be disclosed in the annual proxy statement under the rules of the Securities and Exchange Commission (the “SEC”) will not be dispositive for purposes of determining whether the relationship or transaction is material. If the Board determines that a relationship described in section (2) or (3) above is not material, the basis for that determination will be explained in Pinnacle’s annual proxy statement, as required by NYSE Rule 303A.02(a), as such rule may be amended from time to time.

A director shall be deemed not to have a material relationship with Pinnacle if the director satisfies each of the Categorical Standards listed below.

1.  No Material Employment with Pinnacle.  The director is not, and has not within the past three years been, an employee of Pinnacle, and no immediate family member of the director is, or within the past three years has been, an executive officer of Pinnacle.

2.  No Material Direct Compensation from Pinnacle.  Neither the director nor an immediate family member of the director has received more than $120,000 during any twelve-month period within the past three years in direct compensation from Pinnacle. In calculating such compensation, the following will be excluded: (a) director and committee fees and pension or other forms of deferred compensation for prior service to Pinnacle (provided that such deferred compensation is not contingent in any way on continued service for Pinnacle); and (b) compensation paid to an immediate family member of the director for service as an employee of Pinnacle (other than as an executive officer).

3.  No Material Affiliation with Pinnacle’s Auditor.  (A) The director is not a current partner nor a current employee of a firm that is Pinnacle’s internal or external auditor; (B) the director has no immediate family member who is a current partner of a firm that is Pinnacle’s internal or external auditor; (C) the director has no immediate family member who is a current employee of a firm that is Pinnacle’s internal or external auditor and personally works on Pinnacle’s audit; and (D) neither the director nor an immediate family member of the director was, within the last three years (but is no longer), a partner or employee of a firm that is Pinnacle’s internal or external auditor and personally worked on Pinnacle’s audit within that time.

4.  No Interlocking Directorates.  Neither the director, nor an immediate family member of the director is, or has been within the last three years, employed as an executive officer of another company where any of Pinnacle’s present executive officers at the same time serves or served on that company’s compensation committee.

A-1

5.  No Material Relationship Involving Company in Business Dealings with Pinnacle.  The director is not a current executive officer, employee or significant equityholder of, and no immediate family member of the director is a current executive officer of, another company that has made payments to, or has received payments from, Pinnacle for property or services (other than those arising solely from investments in Pinnacle’s securities) in an amount which in any of the last three fiscal years exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.

6.  No Material Relationship Involving Law Firm or Investment Banking Firm Providing Services to Pinnacle.  The director is not a current partner or associate of, or of counsel, to, or an employee of, and no immediate family member of the director is a current managing partner or executive officer of, a law firm or investment banking firm providing service to Pinnacle, wherein the fees paid to such firm by Pinnacle during any fiscal year in each of such firm’s three preceding fiscal years exceeded the greater of $1 million or 2% of such firm’s consolidated gross revenues.

7.  No Material Relationship Involving Tax-Exempt or Other Charitable Organizations to which Pinnacle Contributes.  Neither the director nor an immediate family member of the director is currently an executive officer or director of a tax-exempt or other charitable entity to which Pinnacle has made contributions for the most recently completed fiscal year representing more than the greater of $1 million or 2% of such organization’s annual consolidated gross revenues.

8.  No Material Indebtedness Relationship.  Neither the director nor an immediate family member of the director is currently an executive officer of another company which is indebted to Pinnacle or to which Pinnacle is indebted, where the total amount of either Pinnacle’s or the other company’s indebtedness exceeds 5% of the consolidated assets of the indebted company.

9.  No Material Relationship with a Company in which Pinnacle has Equity Ownership.  Neither the director nor an immediate family member of the director is currently an executive officer or director of another company in which Pinnacle owns an equity interest greater than 10% of the total equity of such other company.

10.  No Material Relationship as a Holder of Debt Securities of Pinnacle.  Neither the director nor an immediate family member of the director holds debt securities of Pinnacle in an aggregate principal amount exceeding the greater of $1 million or 2% of such director’s or immediate family member’s net worth.

Direct or indirect ownership of even a significant amount of Pinnacle stock by a director (or the director’s immediate family member) who is otherwise independent as a result of the application of the foregoing standards will not, by itself, bar an independence finding as to such director. Members of Pinnacle’s Audit Committee must also satisfy the independence requirements of Section 10A(m)(3) of the Securities Act of 1934, as amended.

For purposes of these Categorical Standards: (a) “independent” has the meaning ascribed to such term in NYSE Rule 303A.02; (b) “Pinnacle” includes Pinnacle Entertainment, Inc. and its consolidated subsidiaries; (c) an “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home; except that when applying the independence tests described above, Pinnacle need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or have become incapacitated; (d) “executive officer” has the same meaning specified for the term “officer” in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended;1 and (e) a “significant equityholder” is the owner of 10% or greater voting or economic equity interest in the entity.

The Board may revise these Categorical Standards from time to time, as it deems appropriate, subject to applicable stock exchange listing requirements.

1 The term “officer” shall mean Pinnacle’s president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of Pinnacle in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for Pinnacle. Officers of Pinnacle’s subsidiaries shall be deemed officers of Pinnacle if they perform such policymaking functions for Pinnacle.

A-2

Attachment B

PINNACLE ENTERTAINMENT, INC.
2005 EQUITY AND PERFORMANCE INCENTIVE PLAN, AS AMENDED

PINNACLE ENTERTAINMENT, INC., a corporation existing under the laws of the State of Delaware (the “Company”), hereby establishes and adopts the following 2005 Equity and Performance Incentive Plan (the “Plan”). Certain capitalized terms used in the Plan are defined in Article 2.

RECITALS

WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who are expected to contribute to the success of the Company and to encourage such individuals to remain as directors, employees, consultants and/or advisors of the Company and its Affiliates by increasing their proprietary interest in the Company’s growth and success; and

WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of Awards to Participants whose judgment, initiative and efforts are or have been or are expected to be responsible for the success of the Company.

NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:

ARTICLE I

PURPOSE OF THE PLAN

1.1  Purpose.  The purpose of the Plan is to assist the Company and its Affiliates in attracting and retaining selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.

ARTICLE II

DEFINITIONS

2.1  “Affiliate” shall mean (i) any person or entity that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company (including any Parent or Subsidiary) or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

2.2  “Applicable Laws” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal and state securities law, federal and state tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted. For all purposes of this Plan, references to statutes and regulations shall be deemed to include any successor statutes and regulations, to the extent reasonably appropriate as determined by the Committee.

2.3  “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Dividend Equivalent, Other Stock Unit Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.4  “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

2.5  “Board” shall mean the board of directors of the Company.

2.6  “Cause” shall have the meaning set forth in a Participant’s employment or consulting agreement with the Company (if any), or if not defined therein, shall mean (i) acts or omissions by the Participant which constitute intentional material misconduct or a knowing violation of a material policy of the Company or any of its subsidiaries, (ii) the Participant personally receiving a benefit in money, property or services from the Company or any of its subsidiaries or from another person dealing with the Company or any of its subsidiaries, in material violation of applicable law or Company policy, (iii) an act of fraud, conversion, misappropriation, or embezzlement by the Participant or his conviction of, or entering a guilty plea or plea of no contest with respect to, a felony, or the equivalent thereof (other than DUI), or (iv) any deliberate and material misuse or improper disclosure of confidential or proprietary information of the Company.

2.7  “Change of Control” shall mean the occurrence of any of the following events:

(i) The direct or indirect acquisition by an unrelated “Person” or “Group” of “Beneficial Ownership” (as such terms are defined below) of more than 50% of the voting power of the Company’s issued and outstanding voting securities in a single transaction or a series of related transactions;

(ii) The direct or indirect sale or transfer by the Company of substantially all of its assets to one or more unrelated Persons or Groups in a single transaction or a series of related transactions;

(iii) The merger, consolidation or reorganization of the Company with or into another corporation or other entity in which the Beneficial Owners (as such term is defined below) of more than 50% of the voting power of the Company’s issued and outstanding voting securities immediately before such merger or consolidation do not own more than 50% of the voting power of the issued and outstanding voting securities of the surviving corporation or other entity immediately after such merger, consolidation or reorganization; or

(iv) During any consecutive 12-month period, individuals who at the beginning of such period constituted the Board of the Company (together with any new Directors whose election to such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the Directors of the Company then still in office who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of the Company then in office.

None of the foregoing events, however, shall constitute a Change of Control if such event is not a “Change in Control Event” under Treasury Regulations Section 1.409A-3(i)(5) or successor IRS guidance. For purposes of determining whether a Change of Control has occurred, the following Persons and Groups shall not be deemed to be “unrelated”: (A) such Person or Group directly or indirectly has Beneficial Ownership of more than 50% of the issued and outstanding voting power of the Company’s voting securities immediately before the transaction in question, (B) the Company has Beneficial Ownership of more than 50% of the voting power of the issued and outstanding voting securities of such Person or Group, or (C) more than 50% of the voting power of the issued and outstanding voting securities of such Person or Group are owned, directly or indirectly, by Beneficial Owners of more than 50% of the issued and outstanding voting power of the Company’s voting securities immediately before the transaction in question. The terms “Person,” “Group,” “Beneficial Owner,” and “Beneficial Ownership” shall have the meanings used in the Exchange Act, and the rules promulgated thereunder. Notwithstanding the foregoing, (I) Persons will not be considered to be acting as a “Group” solely because they purchase or own stock of this Company at the same time, or as a result of the same public offering, (II) however, Persons will be considered to be acting as a “Group” if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction, with the Company, and (III) if a Person, including an entity, owns stock both in the Company and in a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar transaction, with the Company, such stockholders shall be considered to be acting as a Group with other stockholders only with respect to the ownership in the corporation before the transaction.

2.8  “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

2.9  “Committee” shall mean the Committee constituted under Section 4.2 to administer this Plan.

2.10  “Company” has the meaning set forth in introductory paragraph of the Plan.

2.11  “Consultant” means any person, including an advisor, who (i) is a natural person, (ii) provides bona fide services to the Company or a Parent or Subsidiary, and (iii) provides services that are not in connection with the offer or sale of securities in a capital-raising transaction, and that do not directly or indirectly promote or maintain a market for the securities of the Company; provided that the term ‘Consultant’ does not include (i) Employees or (ii) Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

2.12  “Continuous Status as an Employee, Director or Consultant” means that the employment, director or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary, or by the Employee, Director or Consultant. Continuous Status as an Employee, Director or Consultant will not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave, provided, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor; or (iii) in the case of an Award other than an Incentive Stock Option, the ceasing of a person to be an Employee while such person remains a Director or Consultant, the ceasing of a person to be a Director while such person remains an Employee or Consultant or the ceasing of a person to be a Consultant while such person remains an Employee or Director.

2.13  “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

2.14  “Director” shall mean a non-employee member of the Board or a non-employee member of the board of directors of a Parent or Subsidiary.

2.15  “Disability” shall mean total and permanent disability as defined in Section 22(e)(3) of the Code.

2.16  “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.17  “Employee” shall mean any employee of the Company or any Parent or Subsidiary.

2.18  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.19  “Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be determined as follows:

(i) If the Shares are listed on any established stock exchange or a national market system, including without limitation, the National Market System of NASDAQ, the Fair Market Value of a Share will be (i) the closing sales price for such Shares (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) on the last market trading day prior to the day of determination or (ii) any sales price for such Shares (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) on the day of determination, as the Committee may select, in each case as reported in the Wall Street Journal or any other source the Committee considers reliable.

(ii) If the Shares are quoted on the NASDAQ System (but not on the NASDAQ National Market System) or are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Shares on (i) the last market trading day prior to the day of determination or (ii) the day of determination, as the Committee may select, in each case as reported in the Wall Street Journal or any other source the Committee considers reliable.

(iii) If the Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee with reference to the earnings history, book value and prospects of the Company in light of market conditions generally, and any other factors the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding.

2.20  “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50 percent of the voting interests.

2.21  “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.22  “Individual Arrangements” means the Nonqualified Stock Option Agreement dated as of January 11, 2003 by and between the Company and Stephen H. Capp, and the Nonqualified Stock Option Agreement dated as of April 10, 2002 by and between the Company and Daniel R. Lee.

2.23  “Limitations” shall have the meaning set forth in Section 3.2.

2.24  “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.25  “Other Stock Unit Award” shall have the meaning set forth in Section 8.1.

2.26  “Parent” means a “parent corporation” with respect to the Company, whether now or later existing, as defined in Section 424(e) of the Code.

2.27  “Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

2.28  “Payee” shall have the meaning set forth in Section 13.1.

2.29  “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Article 9.

2.30  “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.31  “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.32  “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.33  “Prior Plans” shall mean, collectively, the Company’s 1993, 1996, 2001 and 2002 Option Plans, as amended.

2.34  “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.35  “Restricted Period” shall have the meaning set forth in Section 7.1.

2.36  “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.37  “Shares” shall mean the shares of common stock of the Company, par value $0.10 per share.

2.38  “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.39  “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.40  “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

ARTICLE III

SHARES SUBJECT TO THE PLAN

3.1  Number of Shares.

(a) Subject to adjustment as provided in Section 12.2, a total of 4,750,000 Shares shall be authorized for grant under the Plan, plus any Shares subject to awards granted under the Prior Plans and Individual Arrangements, which such awards are forfeited, expire or otherwise terminate without issuance of Shares, or are settled for cash or otherwise do not result in the issuance of Shares, on or after the effective date of this Plan. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one Share for every one Share granted. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights (including, but not limited to, Shares delivered in satisfaction of Dividend Equivalents) shall be counted against this limit as 1.4 Shares for every one Share granted.

(b) If any Shares subject to an Award or to an award under the Prior Plans or Individual Arrangements are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award or award under the Prior Plans or Individual Arrangements is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 3.1(e) below.

(c) In the event that (i) any Option or other Award granted under this Plan or any option or award granted under the Prior Plans or Individual Arrangements is exercised through the tendering of Shares (either actually, by attestation, or by the giving of instructions to a broker to remit to the Company that portion of the sales price required to pay the exercise price) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Options or Awards under this Plan or options or awards under a Prior Plan or an Individual Arrangement are satisfied by the tendering of Shares (either actually, by attestation, or by the giving of instructions to a broker to remit to the Company that portion of the sales price required to pay the exercise price) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall not again be available for Awards under the Plan.

(d) Substitute Awards shall not reduce the Shares authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were employees, directors or consultants of such acquired or combined company before such acquisition or combination.

(e) Any Shares that again become available for grant pursuant to this Article 3 shall be added back as one Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plans or Individual Arrangements, and as 1.4 Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

3.2  Limitations on Grants to Individual Participant.  Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any 12-month period with respect to more than 1,500,000 Shares, or (ii) Restricted Stock, Performance Awards and/or Other Stock Unit Awards that are denominated in Shares in any 12-month period with respect to more than 750,000 Shares (the “Limitations”). In addition to the foregoing, the maximum dollar value payable to any Participant in any 12-month period with respect to Performance Awards and/or Other Stock Unit Awards that are valued with reference to cash or property other than Shares is $2,500,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

3.3  Character of Shares.  Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

ARTICLE IV

ELIGIBILITY AND ADMINISTRATION

4.1  Eligibility.  Any Employee, Director or Consultant shall be eligible to be selected as a Participant. Only Employees may receive awards of Incentive Stock Options.

4.2  Administration.

(a) The Plan shall be administered by the Committee, constituted as follows:

(i) The Committee will consist of the Board, or a committee designated by the Board, which Committee will be constituted to satisfy Applicable Laws. Once appointed, a Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, unless the Board expressly resolves to the contrary, while the Company is registered pursuant to Section 12 of the Exchange Act, the Plan will be administered only by the Compensation Committee of the Board (or such other committee designated by the Compensation Committee of the Board), consisting of no fewer than two Directors, each of whom is (A) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, (B) an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code, and (C) an “independent director” for purpose of the rules and regulations of the New York Stock Exchange or other exchange or quotation system on which the Shares are principally traded; provided, however, the failure of the Committee to be composed solely of individuals who are “non-employee directors,” “outside directors,” and “independent directors” shall not render ineffective or void any awards or grants made by, or other actions taken by, such Committee.

(ii) The Plan may be administered by different bodies with respect to Directors, officers who are not Directors, and Employees and Consultants who are neither Directors nor officers, and Covered Employees.

(b) The Committee shall have full discretion, power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Consultants and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder and the form and content of any Award Agreement; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property, subject to the provisions of the Plan; (vi) determine whether, to what extent and under what circumstances any Award shall be modified, amended, canceled or suspended; (vii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (viii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (ix) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (x) determine whether any Award will have Dividend Equivalents; (xi) determine whether, to what extent, and under what circumstances cash, Shares, or other property payable with respect to an Award shall be deferred either automatically or at the election of the Participant; provided that the Committee shall take no action that would subject the Participant to a penalty tax under Section 409A of the Code; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(c) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, any stockholder and any Employee or any Affiliate. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

(d) The Committee may delegate to a committee of one or more Directors of the Company or, to the extent permitted by Applicable Law, to one or more officers or a committee of officers, the authority to grant Awards to Employees and officers of the Company who are not Directors, Covered Employees, or “officers,” as such term is defined by Rule 16a-1(f) of the Exchange Act, and to cancel or suspend Awards to Employees and officers of the Company who are not Directors, Covered Employees, or “officers,” as such term is defined by Rule 16a-1(f) of the Exchange Act.

ARTICLE V

OPTIONS

5.1  Grant of Options.  Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article 5 and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2  Award Agreements.  All Options granted pursuant to this Article 5 shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article 5 may hold more than one Option granted pursuant to the Plan at the same time.

5.3  Option Price.  Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article 5 shall not be less than 100% of the Fair Market Value of such Share on the date of grant of such Option. Other than pursuant to Section 12.2, the Committee shall not be permitted to (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to an Option that may be treated as a repricing under the rules and regulations of the New York Stock Exchange or other exchange or quotation system on which the Shares are principally traded.

5.4  Option Period.  The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten years from the date the Option is granted.

5.5  Exercise of Options.  Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian, beneficiary, or legal representative, or Family Members, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (a) in cash or by certified check or bank check or wire transfer of immediately available funds, (b) with the consent of the Committee, by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), (c) with the consent of the

Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (d) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (e) with the consent of the Committee, by delivery of a properly executed exercise notice together with any other documentation as the Committee and the Participant’s broker, if applicable, require to effect an exercise of the Option and delivery to the Company of the sale or other proceeds (as permitted by Applicable Law) required to pay the exercise price, , (f) through any other method specified in an Award Agreement, or (g) any combination of any of the foregoing. In connection with a tender of previously acquired Shares pursuant to clause (b) above, the Committee, in its sole discretion, may permit the Participant to constructively exchange Shares already owned by the Participant in lieu of actually tendering such Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

5.6  Form of Settlement.  In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.

5.7  Incentive Stock Options.   With respect to the Options that may be granted by the Committee under the Plan, the Committee may grant Options intended to qualify as Incentive Stock Options to any Employee of the Company or any Parent or Subsidiary, subject to the requirements of Section 422 of the Code. The Award Agreement of an Option intended to qualify as an Incentive Stock Option shall designate the Option as an Incentive Stock Option Notwithstanding anything in Section 3.1 to the contrary and solely for the purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 4,750,000 Shares. Notwithstanding the provisions of Section 5.3, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the provisions of Section 5.4, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five years from the date of grant or any shorter term specified in the Award Agreement. Notwithstanding the foregoing, if the Shares subject to an Employee’s Incentive Stock Options (granted under all plans of the Company or any Parent or Subsidiary), which become exercisable for the first time during any calendar year, have a Fair Market Value in excess of $100,000, the Options accounting for this excess will be not be treated as Incentive Stock Options. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the time of grant.

5.8  Termination of Employment or Consulting Relationship or Directorship.  If a Participant holds exercisable Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates (other than because of termination due to Cause, death or Disability), the Participant may exercise the Options that were vested and exercisable as of the date of termination until the end of the original term or for a period of 90 days following such termination, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Award Agreement or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

5.9  Disability of Participant.  If a Participant holds exercisable Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates because of Disability, the Participant may exercise the Options that were vested and exercisable as of the date of termination until the end of the original term or for a period of 36 months following such termination, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Award Agreement or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

5.10  Death of Participant.  If a Participant holds exercisable Options on the date his or her death, the Participant’s estate or a person who acquired the right to exercise the Option by bequest or inheritance or under Section 12.3 may exercise the Options that were vested and exercisable as of the date of death until the end of the original term or for a period of 36 months following the date of death, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant is not entitled to exercise his or her entire Option at the date of death, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Award Agreement or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant’s estate or a person who acquired the right to exercise the Option by bequest or inheritance or under Section 12.3 does not exercise the Option within the time specified above after the date of death, the Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1  Grant and Exercise.  The Committee may provide Stock Appreciation Rights either alone or in addition to other Awards upon such terms and conditions as the Committee may establish in its sole discretion.

6.2  Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise or such other amount as the Committee shall so determine at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right.

(b) Upon the exercise of a Stock Appreciation Right, payment shall be made in whole Shares, or cash to the extent permissible without penalty to the Participant under Section 409A of the Code.

(c) The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(d) The Committee may impose such other conditions or restrictions on the terms of exercise and the exercise price of any Stock Appreciation Right, as it shall deem appropriate. In connection with the foregoing, the Committee shall consider the applicability and effect of Section 162(m) of the Code. Notwithstanding the foregoing provisions of this Section 6.2, but subject to Section 12.2, a Stock Appreciation Right shall not have (i) an exercise price less than Fair Market Value on the date of grant, or (ii) a term of greater than ten years. In addition to the foregoing, but subject to Section 12.2, the base amount of any Stock Appreciation Right shall not be reduced after the date of grant. The Committee shall take no action under this Article 6 that would subject a Participant to a penalty tax under Section 409A of the Code.

6.3  Termination of Employment or Consulting Relationship or Directorship.  If a Participant holds exercisable Stock Appreciation Rights on the date his or her Continuous Status as an Employee, Director or Consultant terminates (other than because of termination due to Cause, death or Disability), the Participant may exercise the Stock Appreciation Rights that were vested and exercisable as of the date of termination until the end of the original term or for a period of 90 days following such termination, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant is not entitled to exercise his or her entire Stock Appreciation Right at the date of such termination, the Shares covered by the unexercisable portion of the Stock Appreciation Right will revert to the Plan, unless otherwise set forth in the Award Agreement or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Stock Appreciation Right will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise a Stock Appreciation Right within the time specified above after termination, that Stock Appreciation Right will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

6.4  Disability of Participant.  If a Participant holds exercisable Stock Appreciation Rights on the date his or her Continuous Status as an Employee, Director or Consultant terminates because of Disability, the Participant may exercise the Stock Appreciation Rights that were vested and exercisable as of the date of termination until the end of the original term or for a period of 36 months following such termination, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant is not entitled to exercise his or her entire Stock Appreciation Right at the date of such termination, the Shares covered by the unexercisable portion of the Stock Appreciation Right will revert to the Plan, unless otherwise set forth in the Award Agreement or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Stock Appreciation Right will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise a Stock Appreciation Right within the time specified above after termination, that Stock Appreciation Right will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

6.5  Death of Participant.  If a Participant holds exercisable Stock Appreciation Rights on the date his or her death, the Participant’s estate or a person who acquired the right to exercise the Stock Appreciation Rights by bequest or inheritance or under Section 12.3 may exercise the Stock Appreciation Rights that were vested and exercisable as of the date of death until the end of the original term or for a period of 36 months following the date of death, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant is not entitled to exercise his or her entire Stock Appreciation Right at the date of death, the Shares covered by the unexercisable portion of the Stock Appreciation Right will revert to the Plan, unless otherwise set forth in the Award Agreement or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Stock Appreciation Right will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant’s estate or a person who acquired the right to exercise the Stock Appreciation Right by bequest or inheritance or under Section 12.3 does not exercise the Stock Appreciation Right within the time specified above after the date of death, the Stock Appreciation Right will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

ARTICLE VII

RESTRICTED STOCK AWARDS

7.1  Grants.  Awards of Restricted Stock may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award”). A Restricted Stock Award shall be subject to restrictions imposed by the Committee covering a period of time specified by the Committee (the “Restriction Period”). The provisions of Restricted Stock Awards need not be the same with respect to each recipient. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Affiliate as a condition precedent to the issuance of Restricted Stock.

7.2  Award Agreements.  The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.

7.3  Rights of Holders of Restricted Stock.  Except as otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however that any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares.

ARTICLE VIII

OTHER STOCK UNIT AWARDS

8.1  Other Stock Unit Awards.  Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Stock Unit Awards”) may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan, and such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Other Stock Unit Awards shall be paid in Shares or cash. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees, Consultants and Directors to whom and the time or times at which such Other Stock Unit Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other conditions of the Awards. The provisions of Other Stock Unit Awards need not be the same with respect to each recipient.

8.2  Terms and Conditions.  Shares (including securities convertible into Shares) subject to Awards granted under this Article 8 may be issued for no consideration or for such minimum consideration as may be required by Applicable Law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Article 8 shall be purchased for such consideration as the Committee shall determine in its sole discretion.

ARTICLE IX

PERFORMANCE AWARDS

9.1  Terms of Performance Awards.  Performance Awards may be issued hereunder to Participants, for no consideration or for such minimum consideration as may be required by Applicable Law, either alone or in addition to other Awards granted under the Plan. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than six months nor longer than five years. Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period.

ARTICLE X

CODE SECTION 162(m) PROVISIONS

10.1  Covered Employees.  Notwithstanding any other provision of the Plan, if the Committee determines at the time Restricted Stock, a Performance Award or an Other Stock Unit Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2  Performance Criteria.  If Restricted Stock, a Performance Award or an Other Stock Unit Award is subject to this Article 10, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of or growth of one or any combination of the following factors, or an objective formula determined at the time of the Award that is based on modified or unmodified calculations of one or any combination of the following factors: net sales; pretax income before or after allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”); an adjusted formula of EBITDA determined by the Committee; economic value-added models; comparisons with various stock market indices; reductions in costs, and/or return on invested capital of the Company or any Affiliate, division or business unit of the Company for or within which the Participant is primarily employed. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an Affiliate, division or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. Unless the Committee specifies otherwise when it sets performance goals for an Award, objective adjustments shall be made to any of the foregoing measures for items that will not properly reflect the Company’s financial performance for these purposes, such as the write-off of debt issuance costs, pre-opening and development costs, gain or loss from asset dispositions, asset or other impairment charges, litigation settlement costs, and other non-routine items that may occur during the Performance Period. Also, unless the Committee determines otherwise in setting the performance goals for an Award, such performance goals shall be applied by excluding the impact of (a) restructurings, discontinued operations and charges for extraordinary items, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required by generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

10.3  Adjustments.  Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Article 10, the Committee may adjust downward, but not upward, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or Disability of the Participant or the occurrence of a Change of Control.

10.4  Determination of Performance.  Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Article 10, the Committee shall certify in writing that the applicable performance goals have been achieved to the extent necessary for such Award to qualify as “performance based compensation” within the meaning of Section 162(m)(4)(C) of the Code.

10.5  Restrictions.  The Committee shall have the power to impose such other restrictions on Awards subject to this Article 10 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or which are not inconsistent with such requirements.

ARTICLE XI

CHANGE OF CONTROL PROVISIONS

11.1  Impact of Change of Control.  The terms of any Award may provide in the Award Agreement evidencing the Award, or the Committee may determine in its discretion, that, upon a Change of Control of the

Company, (a) Options and Stock Appreciation Rights outstanding as of the date of the Change of Control immediately vest and become fully exercisable, (b) restrictions and deferral limitations on Restricted Stock lapse and the Restricted Stock become free of all restrictions and limitations and become fully vested, (c) all Performance Awards shall be considered to be earned and payable (either in full or pro-rata based on the portion of Performance Period completed as of the date of the Change of Control), and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed, (d) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant, and (e) such other additional benefits, changes or adjustments as the Committee deems appropriate and fair shall apply, subject in each case to any terms and conditions contained in the Award Agreement evidencing such Award. Notwithstanding any other provision of the Plan, the Committee, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, (a) each Option and Stock Appreciation Right shall remain exercisable for only a limited period of time determined by the Committee (provided that they remain exercisable for at least 30 days after notice of such action is given to the Participants), or (b) each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and such Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. Notwithstanding the foregoing and the provisions of Section 11.2, the Committee will take no action that would subject any Participant to a penalty tax under Section 409A of the Code.

11.2  Assumption Upon Change of Control.  Notwithstanding the foregoing, the terms of any Award Agreement may also provide that, if in the event of a Change of Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award, then each outstanding Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award shall not be accelerated as described in Sections 11.1(a), (b) and (d). For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award shall be considered assumed or substituted for if following the Change of Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change of Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. Any assumption or substitution of an Incentive Stock Option will be made in a manner that will not be considered a “modification” under the provisions of Section 424(h)(3) of the Code. Notwithstanding the foregoing, on such terms and conditions as may be set forth in an Award Agreement, in the event of a termination of a Participant’s employment in such successor company within a specified time period following such Change of Control, each Award held by such Participant at the time of the Change of Control shall be accelerated as described in Sections 11.1(a), (b) and (d) above.

ARTICLE XII

GENERALLY APPLICABLE PROVISIONS

12.1  Amendment and Modification of the Plan.  The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by

Applicable Law; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3, (e) increase the maximum permissible term of any Option specified by Section 5.4, or (f) amend any provision of Section 3.2. In addition, no amendments to, or termination of, the Plan (other than by reason of the failure of stockholders to approve the Plan in the manner set forth in Section 13.12) shall in any way impair the rights of a Participant under any Award previously granted without such Participant’s consent.

12.2  Adjustments.  In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee, in its sole discretion, deems equitable or appropriate, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number. Where an adjustment under this Section 12.2 is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a “modification” under the provisions of subsection 424(h)(3) of the Code.

12.3  Transferability of Awards.  Except as provided below, and except as otherwise authorized by the Committee in an Award Agreement, no Award, and no Shares subject to Awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, to the extent that the Committee so authorizes in the Award Agreement or otherwise, an Award other than an Incentive Stock Option may be assigned, in whole or in part, during the Participant’s lifetime to one or more Family Members of the Participant. Rights under the assigned portion may be exercised by the Family Member(s) who acquire a proprietary interest in such Award pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately before such assignment and shall be set forth in such documents issued to the assignee as the Committee deems appropriate.

(a)  Designation of Beneficiary.  A Participant may file a written designation of a beneficiary who is to receive any Awards that remain unexercised in the event of the Participant’s death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for the designation to be effective. The Participant may change such designation of beneficiary at any time by written notice to the Committee, subject to the above spousal consent requirement.

(b)  Effect of No Designation.  If a Participant dies and there is no beneficiary validly designated and living at the time of the Participant’s death, the Company will deliver such Participant’s Awards to the executor or administrator of his or her estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Awards to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c)  Death of Spouse or Dissolution of Marriage.  If a Participant designates his or her spouse as beneficiary, that designation will be deemed automatically revoked if the Participant’s marriage is later dissolved. Similarly, any designation of a beneficiary will be deemed automatically revoked upon the death of the beneficiary if the beneficiary predeceases the Participant. Without limiting the generality of the preceding sentence, the interest in Awards of a spouse of a Participant who has predeceased the Participant or whose marriage has been dissolved will automatically pass to the Participant, and will not be transferable by such spouse in any manner, including but not limited to such spouse’s will, nor will any such interest pass under the laws of intestate succession.

12.4  Termination of Employment.  The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Affiliate (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.5  Dividend Equivalents.  Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

ARTICLE XIII

MISCELLANEOUS

13.1  Tax Withholding.  The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or to the Participant’s executors, administrators, guardian, beneficiary, or legal representative, or Family Members) (any such person, a “Payee”) net of any applicable Federal, State and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Rights, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award, or (e) any other event occurring pursuant to the Plan. The Company or any Affiliate shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), or by directing the Company to retain Shares (up to the employee’s minimum required tax withholding rate) otherwise deliverable in connection with the Award. If Shares acquired upon exercise of any Incentive Stock Option are disposed of in a disposition that, under Section 422 of the Code, disqualifies the holder from the application of Section 421(a) of the Code, the holder of the Shares immediately before the disposition will comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

13.2  Right of Discharge Reserved; Claims to Awards.  Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Consultant or Director the right to continue in the employment or service of the Company or any Affiliate or affect any right that the Company or any Affiliate may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Consultant or Director at any time for any reason. The Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

13.3  Prospective Recipient.  The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

13.4  Cancellation of Award.  Notwithstanding anything to the contrary contained herein, all outstanding Awards granted to any Participant may be canceled in the discretion of the Committee if the Participant’s Continuous Status as an Employee, Director or Consultant is terminated for Cause, or if, after the termination of the Participant’s Continuous Status as an Employee, Director, or Consultant, the Committee determines that Cause existed before such termination.

13.5  Stop Transfer Orders.  All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the provisions of this Plan, the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.6  Nature of Payments.  All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Affiliate, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan and any Stock Appreciation Rights constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under Applicable Law, as compensation for purposes of any of the employee benefit plans of the Company or any Affiliate except as may be determined by the Committee or by the Board or board of directors of the applicable Affiliate.

13.7  Other Plans.  Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.8  Severability.  If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.9  Construction.  All references in the Plan to “Section,” “Sections,” or “Article” are intended to refer to the Section, Sections or Article, as the case may be, of the Plan. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.10  Unfunded Status of the Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.11  Governing Law.  The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed accordingly.

13.12  Effective Date of Plan; Termination of Plan.  The Plan shall be effective on the date of its adoption by the Board, subject to the approval of the Plan, within 12 months thereafter, by affirmative votes representing a majority of the votes cast under Applicable Laws at a duly constituted meeting of the stockholders of the Company.

After the adoption of this Plan by the Board, Awards may be made, but all such Awards shall be subject to stockholder approval of this Plan in accordance with the first sentence of this Section 13.12, and no Options or Stock Appreciation Rights may be exercised prior to such stockholder approval of the Plan. If the stockholders do not approve this Plan in the manner set forth in the first sentence of this Section 13.12, this Plan, and all Awards granted hereunder, shall be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan (unless the Board sooner suspends or terminates the Plan under Section 12.1), on which date the Plan will expire except as to Awards then outstanding under the Plan. Notwithstanding the foregoing, unless affirmative votes representing a majority of the votes cast under Applicable Laws approve the continuation of Article 10 at the first duly constituted meeting of the stockholders of the Company that occurs in the fifth year following the later of i) the effective date of this Plan or ii) the then most recent re-approval of the continuation of Article 10 of the Plan, no Awards other than Options or Stock Appreciation Rights shall be made to Covered Employees following the date of such meeting. Except as set forth in the third sentence of this Section 13.12, outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.13  Foreign Employees.  Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

13.14  Effect on Prior Plans.  On the approval of this Plan by the stockholders of the Company in the manner set forth in Section 13.12, the Prior Plans shall be cancelled and no further grants or awards shall be made under the Prior Plans. Grants and awards made under the Prior Plans before the date of such cancellation, however, shall continue in effect in accordance with their terms. Grants and awards made under the Individual Arrangements shall likewise continue in effect in accordance with their terms.

13.15  Other Company Compensation Plans.  Shares available for Awards under the Plan may be used by the Company as a form of payment of compensation under other Company compensation plans, whether or not existing on the date hereof. To the extent any Shares are used as such by the Company, such Shares will reduce the then number of Shares available under Article 3 of the Plan for future Awards.

13.16  Captions.  The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

ARTICLE XIV

OPTION EXCHANGE PROGRAM

14.1  Option Exchange Program.  Notwithstanding any other provision of the Plan to the contrary, the Company, by action of the Compensation Committee of the Board, may effect an option exchange program (the “Option Exchange Program”), through one or more option exchange offers to be commenced before November 5, 2009; provided, however, that in no event may more than one offer to exchange be made for any outstanding option. Under the Option Exchange Program, Eligible Employees will be offered the opportunity to exchange Eligible Options for new grants of options (the “Exchange Grants”), as follows: (1) the Compensation Committee shall determine the exchange ratio for an exchange of Eligible Options for Exchange Grants; provided, however, that the ratio shall be such that the fair value as of either the start of the exchange offer or the date of the exchange (for financial accounting purposes) of an Exchange Grant shall be no more than the fair value (for financial accounting purposes) of the Eligible Options for which the Exchange Grant is exchanged, (2) the per share exercise price of each Exchange Grant that is a stock option shall not be less than the fair market value of a share of Common Stock on the date of issuance of the Exchange Grant, (3) an Exchange Grant shall not be vested or exercisable within one year after the date of the exchange, except in a case in which the Exchange Grant would expire within such one year period, in which case the Compensation Committee may provide that the Exchange Grant becomes vested and exercisable within six months before its expiration, and (4) the Compensation Committee shall determine the expiration date of any Exchange Grants. All other terms of the Exchange Grants shall be governed by the provisions of the Company’s 2005 Equity and Performance Incentive Plan, as amended (the “2005 Plan”). Any Eligible Employee may receive Exchange Grants where the shares of Common Stock underlying such Exchange Grants exceed either one percent of the number of shares of Pinnacle Common Stock or one percent of the voting power outstanding before the issuance of such Exchange Grants. “Eligible Employees” means employees of the Company including executive officers (as defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended). “Eligible Options” means any option granted under the 2005 Plan or the Company’s 1996, 2001 and 2002 Stock Option Plans, as amended, the Nonqualified Stock Option Agreement dated as of January 11, 2003 by and between the Company and Stephen H. Capp, the Nonqualified Stock Option Agreements dated as of April 10, 2002 by and between the Company and Daniel R. Lee, and the Nonqualified Stock Option Agreement dated as of August 1, 2008 by and between the Company and Carlos Ruisanchez, where, as of the date specified by the terms of any exchange offer (which date shall not be more than 10 business days before the exchange offer), the fair market value per share of the shares of Common Stock underlying the Eligible Option is less than the per share exercise price of the Eligible Option; provided, however, that the Compensation Committee may, in its discretion, specify more restrictive criteria for determining which options are “Eligible Options.” Subject to the foregoing, the Compensation Committee of the Board of Directors shall be permitted to determine additional terms, restrictions or requirements relating to the Option Exchange Program that they deem necessary or advisable, consistent with the terms of the 2005 Plan.

Appendix 1
HOLLYWOOD PARK, INC.
1996 STOCK OPTION PLAN
1. Purpose.
The purpose of this 1996 Stock Option Plan (the “Plan”) of Hollywood Park, Inc., a Delaware corporation (the “Company”), is to secure for the Company and its stockholders the benefits arising from stock ownership by selected key employees, directors, consultants and advisors of the Company or its subsidiaries, as the Committee (hereinafter defined) may from time to time determine. The Plan will provide a means whereby (i) such employees may purchase shares of the Common Stock of the Company pursuant to options which will qualify as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) such employees or other persons may purchase shares of the Common Stock of the Company pursuant to “non-incentive” or “non-qualified” stock options and (iii) any of such persons may receive shares of the Common Stock of the Company, or cash in lieu thereof, pursuant to stock appreciation rights granted in tandem with such options.
2. Administration.
The Plan shall be administered by the Company’s Compensation Committee or to another committee established by the Board of Directors of the Company to administer the Plan and to whom administration of the Plan will be duly delegated (in either event, the “Committee”), which Committee shall consist of two or more directors, each of whom shall be both (i) a “non-employee” director within the meaning of, or shall otherwise satisfy the requirements of, Rule 16b-3(c)(2)(i) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) an “outside director” within the meaning of Treasury Regulation (3)1.162-27(e)(3). Any action of the Committee with respect to administration of the Plan shall be taken by a majority vote or written consent of its members.
Subject to the express provisions of the Plan, the Committee shall have authority (i) to construe and interpret the Plan, (ii) to define the terms used herein, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to determine the individuals to whom and the time or times at which options shall be granted, the terms and provisions of the option agreements (which need not be identical), whether such options will be incentive stock options or non-qualified stock options, whether to include a stock appreciation right with an option and the terms of such rights, the number of shares to be subject to each option, the option price, the number of installments, if any, in which each option may be exercised, and the duration of each option, (v) to approve and determine the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan, and (vi) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and their legal representatives and beneficiaries.

The Company will indemnify and hold harmless the members of the Board of Directors and the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons’ duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct and/or criminal acts of such persons.
3. Shares Subject to the Plan.
Subject to adjustment as provided in paragraph 17 hereof, the shares to be offered under the Plan shall consist of the Company’s authorized but unissued Common Stock, par value $.10 per share (hereinafter called “stock”) and the aggregate amount of such stock which may be issued upon exercise of all options under the Plan shall not exceed 900,000 shares. If any option granted under the Plan shall expire or terminate for any reason (other than surrender at the time of exercise of a related stock appreciation right provided for in paragraph 9 hereof), without having been exercised in full, the unpurchased shares subject thereto shall again be available for options to be granted under the Plan.
4. Maximum Shares for Each Employee.
Each employee eligible to participate in the Plan may be granted options or stock appreciation rights with respect to a maximum of 90,000 shares (adjusted, if necessary, pursuant to paragraph 17, below) during any fiscal year or portion thereof. If an option is cancelled, the cancelled option continues to be counted against the maximum number of shares for which options may be granted to an employee during any such fiscal year. If the exercise price of an option is reduced after the grant of the option, the repricing of the option shall be treated as a cancellation of the option and the grant of a new option for purposes of applying the limitation imposed by this paragraph 4. This paragraph 4 is intended to comply with the requirements of Treasury Regulation (S)1.162-27(e)(2)(vi), and shall be interpreted as required to accomplish such compliance.
5. Eligibility and Participation.
All key employees, directors (other than Committee members), consultants and advisers, of the Company or of any subsidiary corporation (as defined in Section 425(f) of the Code) shall be eligible for selection to participate in the Plan, except that only regular employees of the Company or a subsidiary may receive incentive stock options under the Plan. An individual who has been granted an option may, if such individual is otherwise eligible, be granted an additional option or options if the Committee shall so determine, subject to the other provisions of the Plan. Such options may be granted in lieu of outstanding options previously granted under this Plan or may be in addition to such options.
No incentive stock option may be granted to any person who, at the time the incentive stock option is granted, owns shares of the Company’s outstanding Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (and of its affiliates, if applicable), unless the exercise price of such option is at least 110 percent (110%) of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

The aggregate fair market value (determined at the time the options are granted) of the shares covered by incentive stock options granted to any one employee under this Plan or any other incentive stock option plan of the Company which may become exercisable for the first time in any one calendar year shall not exceed $100,000; provided, however, that if the Code or the regulations thereunder shall permit a greater amount of incentive stock options to vest in any calendar year, then such higher limit shall be applicable, subject to the provisions of the specific option agreement.
All options granted under the Plan shall be granted within ten years from the effective date of the Plan.
6. Duration of Options.
Each option and all rights associated therewith shall expire on such date as the Committee may determine, and shall be subject to earlier termination as provided herein,- provided, however, that in the case of incentive stock options, each incentive stock option and all rights associated therewith shall expire in any event within ten (10) years of the date on which such incentive stock option is granted; and provided further that all such options and rights shall be subject to earlier termination as hereinafter provided.
7. Purchase Price.
The purchase price of the stock covered by each option shall be determined by the Committee, but in the case of incentive stock options, shall be not less than one hundred percent (100%) of the fair market value of such stock on the date the incentive stock option is granted. The Committee shall have the discretion to grant non-qualified stock options and any stock appreciation rights coupled therewith at a purchase price that is less than the fair market value of the stock covered by the option or right as of the date of the grant; however, the Company acknowledges that any such option or right may not qualify as performance-based compensation, and therefore the Company may be unable to deduct the expense of the option or right for income tax purposes when such option or right is exercised. The purchase price of the shares upon exercise of an option shall be paid in full at the time of exercise (i) in cash or by check payable to the order of the Company, (ii) by delivery of shares of Common Stock of the Company already owned by, and in the possession of the option holder, or (iii) if authorized by the Committee or if specified in the option being exercised, by a promissory note made by the option holder in favor of the Company, upon the terms and conditions determined by the Committee and secured by the shares issuable upon exercise complying with applicable law (including, without limitation, state corporate and federal margin requirements), or any combination thereof. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value determined (in accordance with paragraph 10 hereof) as of the close of the business day immediately preceding the date of exercise. Deliveries of cash, shares, and notices to the Company shall be directed to the Secretary of the Company.

8. Exercise of Options.
Each option granted under this Plan shall be exercisable, and the total number of shares subject thereto shall be purchasable, in such installments (which need not be equal) during the period prior to its expiration date as the Committee shall determine. Unless otherwise determined by the Committee, if the option holder shall not in any given installment period purchase all of the shares which the option holder is entitled to purchase in such installment period, then the option holder’s right to purchase any shares not purchased in such installment period shall continue until the expiration date or sooner termination of the option holder’s option. No option or installment thereof may be exercised except in respect of whole shares, and fractional share interest shall be disregarded except that they may be accumulated in accordance with the preceding sentence. No partial exercise of any option may be for less than one hundred (100) shares.
Nothing contained in this Plan (or in any option granted pursuant to this Plan) shall confer upon any option holder who is an employee any right to continue in the employ of the Company or of any subsidiary, or interfere in any way with the right of the Company or any subsidiary to terminate his employment at any time or to increase or decrease his compensation from the rate in existence at the time of the granting of an option, and further, nothing contained herein or in any option agreement shall affect any contractual rights of an option holder who is an employee.
Nothing contained in this Plan (or in any option granted pursuant to this Plan) shall confer upon any option holder who is not an employee the right to continue serving as a director of the Company or of any subsidiary, or interfere in any way with the right of the Company or any subsidiary to remove a director.
9. Stock Appreciation Rights.
If deemed appropriate by the Committee, any stock option may be coupled with a stock appreciation right at the time of the grant of the option, or, the Committee may grant a stock appreciation right to any person at any time after granting an option to such person prior to the end of the term of such associated option. Such stock appreciation right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, provided that:
(1) A stock appreciation right shall be exercisable to the extent, and only to the extent, the associated option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the option).
(2) A stock appreciation right shall entitle the option holder to surrender to the Company unexercised the option to which it is related, or any portion thereof, and to receive from the Company in exchange therefor that number of shares (rounded down to the nearest whole number) having an aggregate value equal to the excess of the fair market value of one share (determined as hereinafter provided) over the option price per share specified in such option multiplied by the number of shares subject to the option, or portion thereof, which is so surrendered.
(3) The Committee may, at its sole discretion, elect to settle, or the stock appreciation right may permit the optionee to elect to receive (subject to approval by the Committee), any part or all of the Company’s obligation arising out of the exercise of a stock appreciation right by the payment of cash having a value equal to the aggregate fair market value of that part or all of the shares it would otherwise be obligated to deliver.

10. Fair Market Value of Common Stock.
The fair market value of a share of Common Stock of the Company shall be determined for purposes of the Plan by reference to the closing price on the principal stock exchange on which such shares are then listed, or if such shares are not then listed on a stock exchange, by reference to the closing price (if a National Market issue) or the mean between the bid and asked price (if other over-the-counter issue) of a share as supplied by the National Association of Securities Dealers through NASDAQ (or its successor in function), in each case as reported by The Wall Street Journal, for the business day the option or stock appreciation right is granted or exercised, or on the next preceding day on which such stock is traded or listed if none of such stock was traded on the day such option was granted or exercised (or, if for any reason no such price is available, in such other manner as the Committee may deem appropriate to reflect the then fair market value thereof).
11. Withholding Tax.
Upon (i) the disposition by an employee or other person of shares of stock acquired pursuant to the exercise of an incentive stock option granted pursuant to the Plan within two years of the granting of the incentive stock option or within one year after exercise of the incentive stock option; (ii) the exercise by an employee or other person of “non-incentive” or “nonqualified” options; or (iii) the exercise by an employee or other person of a stock appreciation right; the Company shall have the right to (a) require such employee or other person to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such shares or (b) deduct from all amounts paid in cash with respect to the exercise of a stock appreciation right the amount of any taxes which the Company may be required to withhold with respect to such cash amounts.
12. Non-Transferability.
All options (and any accompanying stock appreciation rights) granted under the Plan shall, by their terms, be non-transferable by the option holder, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during the option holder’s lifetime only by the option holder, regardless of any community property interest therein of the spouse of the option holder, or such spouse’s successors in interest. If the spouse of the option holder shall have acquired a community property interest in any such option (or accompanying stock appreciation right), the option holder, or the option holder’s permitted successors in interest, may exercise the option (or accompanying stock appreciation right) on behalf of the spouse of the option holder or such spouse’s successors in interest.
13. Holding of Stock After Exercise of Option.
At the discretion of the Committee, any option may provide that the option holder, by accepting such option, represents and agrees, for the option holder and the option holder’s permitted transferees (by will or the laws of descent and distribution), that none of the shares purchased upon exercise of the option or any accompanying stock appreciation right will be acquired with a view to any sale, transfer or distribution of such shares in violation of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any applicable state “blue sky” laws, and the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to that effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Securities Act of 1933 or state blue sky law by such person.

14. Termination of Employment or Services Rendered.
If a holder of an incentive stock option ceases to be employed by the Company or one of its subsidiaries for any reason other than the option holder’s death or permanent disability (within the meaning of 22(e)(3) of the Code), the option holder’s incentive stock option (and any accompanying stock appreciation rights) shall be exercisable for a period of three (3) months after the date the option holder ceases to be an employee of the Company or such subsidiary (unless by its terms it sooner expires) to the extent exercisable on the date of such cessation of employment and shall thereafter expire and be void and of no further force or effect.
Unless otherwise specified in the individual option agreement, if a holder of a non-qualified stock option ceases to be employed by or perform services for the Company or one of its subsidiaries for any reason other than the option holder’s death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the option holder’s non-qualified stock option (and any accompanying stock appreciation rights) shall be exercisable for a period of one (1) month after the date the option holder ceases to be an employee of or to perform services for the Company or such subsidiary (unless by its terms it sooner expires) to the extent exercisable on the date of such cessation of employment and shall thereafter expire and be void and of no further force or effect.
A leave of absence approved in writing by the Committee shall not be deemed a termination of employment for the purposes of this paragraph 14, but no incentive stock option may be exercised during any such leave of absence, except during the first three (3) months thereof.
Unless otherwise specified in the individual option agreement, during such period after notice to terminate, such option shall be exercisable only as to those shares with respect to which installments, if any, had accrued as of the date of termination.
15. Death or Permanent Disability of Option Holder.
If the holder of an incentive stock option dies or becomes permanently disabled while option holder is employed by the Company or one of its subsidiaries, the option holder’s option (and any accompanying stock appreciation right) shall expire one (1) year after the date of such death or permanent disability unless by its terms it sooner expires. During such period after death, such option (and any accompanying stock appreciation right) may, to the extent that it remained unexercised (but exercisable by the option holder according to such option’s terms) on the date of such death or permanent disability, be exercised by the person or persons to whom the option holder’s rights under the option shall pass by will or by the laws of descent and distribution.

Unless otherwise specified in the individual option agreement, if the holder of a non-qualified stock option dies or becomes permanently disabled, the option holder’s option (and any accompanying stock appreciation right) shall expire six (6) months after the date of such death or permanent disability unless by its terms it sooner expires. During such period after death, such option (and any accompanying stock appreciation right) may, to the extent that it remained unexercised (but exercisable by the option holder according to such option’s terms) on the date of such death or permanent disability, be exercised by the person or persons to whom the option holder’s rights under the option shall pass by will or by the laws of descent and distribution.
16. Privileges of Stock Ownership.
No person entitled to exercise any option or stock appreciation right granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon exercise of such option or stock appreciation right until such option holder has become the holder of record of such shares. No adjustment shall be made for dividends or distributions of rights in respect of such shares if the record date is prior to the date on which such option holder becomes the holder of record, except as set forth in Paragraph 17 hereof.
Upon the exercise of an option or any accompanying stock appreciation right, unless there is in effect at that time a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) permitting the resale of such shares received upon exercise to the public by the option holder (and there is available for delivery a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act), the option holder (or the option holder’s permitted transferees by will or the laws of descent and distribution) shall represent and warrant in writing to the Company that the shares purchased upon exercise of the option or any accompanying stock appreciation right are being acquired for investment and not with a view to the sale, transfer or distribution thereof in violation of the Securities Act and the rules and regulations promulgated thereunder, or any applicable state “blue sky” laws. The person entitled to exercise the option or the accompanying stock appreciation rights shall furnish evidence satisfactory to the Company, including a written and signed representation to the foregoing effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Securities Act of 1933 or state blue sky laws by such person. If, subsequent to the exercise of an option, there should become effective under the Securities Act, a registration statement permitting the resale to the public of shares of the capital stock of the Company issued upon exercise of options granted under this Plan, and if there is available for delivery by the option holder a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act, then any representations and warranties previously made that such shares were being acquired for investment and not with a view to the sale, transfer or distribution thereof shall be disregarded, and the holders of shares shall be released from such representations and warranties with respect to such shares.

No shares shall be sold, issued or delivered upon the exercise of any option or accompanying stock appreciation right unless and until there shall have been full compliance with any then applicable requirements of the Securities Act of 1933 (whether by registration or satisfaction of exemption conditions), all applicable listing requirements of any national securities exchange on which shares of the same class are then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such sale, issuance and delivery.
17. Adjustments.
If the outstanding shares of the Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, merger, consolidation, combination, exchange of shares, or other similar transaction, the Committee shall make an appropriate and proportionate adjustment in the maximum number and kind of shares as to which options may be granted under this Plan, including the maximum number that may be granted hereunder or to any one participant. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made, to the end that the optionee’s proportionate interest shall be maintained as before the occurrence of such events. Any such adjustment in the outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share or other unit of any security covered by the option, provided, however, that each such adjustment in the number and kind of shares subject to outstanding options, including any adjustment in the option price, shall be made in such a manner as not to constitute a “modification” as defined in Section 424 of the Code. Any such adjustment made by the Committee shall be conclusive.
Upon (i) the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation (except for a transaction the principal purpose of which is to change the State of the Company’s incorporation), (ii) a sale of all or substantially all the property or more than eighty percent (80%) of the then outstanding shares of stock of the Company to another corporation or (iii) if the majority of any class of directors be comprised of individuals who were not either nominated by the then existing Board of Directors or had not been appointed by the then existing Board of Directors (any of the foregoing, a “Corporate Transaction”), subject to the following sentence, the Plan shall terminate and all options and stock appreciation rights theretofore granted hereunder shall terminate and be of no further force and effect. Notwithstanding the foregoing, the Committee shall provide in writing in connection with any such transaction for any or all of the following alternatives (separately or in combination): (i) for the options and any accompanying stock appreciation rights theretofore granted to become immediately exercisable notwithstanding the provisions of paragraph 8 hereof; (ii) for the assumption by the successor corporation of the options and stock appreciation rights theretofore granted or the substitution by such corporation for such options and rights of new options and rights covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) for the continuance of the Flan by such successor corporation in which event the Plan and the options and any accompanying stock appreciation rights theretofore granted shall continue in the manner and under the terms so provided, or (iv) for the payment in cash or stock in lieu of and in complete satisfaction of such options and rights. It is expressly contemplated that an option can be exercised subject to the consummation of a Corporate Transaction.

Adjustments under this paragraph 17 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan upon any such adjustment.
At the discretion of the Committee, any option may contain provisions to the effect that upon the happening of certain events, including a change in control (as defined by the Committee in the option) of the Company, any outstanding options and accompanying stock appreciation rights not theretofore exercisable shall immediately become exercisable in their entirety, notwithstanding any of the other provisions of the option.
18. Amendment and Termination of Plan.
The Committee may at any time suspend, amend or terminate the Plan and may with the consent of an option holder, make such modifications of the terms and conditions of his option as it shall deem advisable; provided that except as permitted under the provisions of Paragraph 17 hereof, an amendment or modification which would:
(a)	increase the maximum shares available for grant under the Plan;

(b)	change the minimum purchase price of incentive stock options set forth in Paragraph 6 (provided, however, that the Committee may cancel and regrant at a lower price all or any options granted under the Plan);

(c)	materially modify the requirements as to eligibility for participation in the Plan;

(d)	materially increase the benefits accruing to participants under the Plan;

(e)	increase the maximum term of incentive stock options provided for in paragraph 6;

(f)	permit the granting of options or stock appreciation rights to anyone other than as provided in paragraphs 4 and 5; or

(g)	otherwise require Shareholder Approval (as defined below) under Section 422 or Section 162(m) of the Code, may not be adopted without further approval by the affirmative vote of the holders of a majority of securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State or other jurisdiction in which the Company is incorporated, or by the written consent of the holders of a majority of the securities of the Company entitled to vote (“Shareholder Approval”).

No option may be granted during any suspension or after such termination. The amendment, suspension or termination of the Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option or accompanying stock appreciation right theretofore granted under the Plan. An option may be terminated by agreement between an optionee and the Company and in lieu of the terminated option, a new option may be granted with an exercise price which may be higher or lower than the exercise price of the terminated option.
19. Effective Date of Plan.
This Plan shall be effective upon initial Shareholder Approval (as defined in Paragraph 18) of the Plan.
20. Option Exchange Program.
Notwithstanding any other provision of the Plan to the contrary, the Company, by action of the Compensation Committee of the Board, may effect an option exchange program (the “Option Exchange Program”), through one or more option exchange offers to be commenced before November 5, 2009; provided, however, that in no event may more than one offer to exchange be made for any outstanding option. Under the Option Exchange Program, Eligible Employees will be offered the opportunity to exchange Eligible Options for new grants of options (the “Exchange Grants”), as follows: (1) the Compensation Committee shall determine the exchange ratio for an exchange of Eligible Options for Exchange Grants; provided, however, that the ratio shall be such that the fair value as of either the start of the exchange offer or the date of the exchange (for financial accounting purposes) of an Exchange Grant shall be no more than the fair value (for financial accounting purposes) of the Eligible Options for which the Exchange Grant is exchanged, (2) the per share exercise price of each Exchange Grant that is a stock option shall not be less than the fair market value of a share of Common Stock on the date of issuance of the Exchange Grant, (3) an Exchange Grant shall not be vested or exercisable within one year after the date of the exchange, except in a case in which the Exchange Grant would expire within such one year period, in which case the Compensation Committee may provide that the Exchange Grant becomes vested and exercisable within six months before its expiration, and (4) the Compensation Committee shall determine the expiration date of any Exchange Grants. All other terms of the Exchange Grants shall be governed by the provisions of the Company’s 2005 Equity and Performance Incentive Plan, as amended (the “2005 Plan”). Any Eligible Employee may receive Exchange Grants where the shares of Common Stock underlying such Exchange Grants exceed either one percent of the number of shares of Pinnacle Common Stock or one percent of the voting power outstanding before the issuance of such Exchange Grants. “Eligible Employees” means employees of the Company including executive officers (as defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended). “Eligible Options” means any option granted under the 2005 Plan or the Company’s 1996, 2001 and 2002 Stock Option Plans, as amended, the Nonqualified Stock Option Agreement dated as of January 11, 2003 by and between the Company and Stephen H. Capp, the Nonqualified Stock Option Agreements dated as of April 10, 2002 by and between the Company and Daniel R. Lee, and the Nonqualified Stock Option Agreement dated as of August 1, 2008 by and between the Company and Carlos Ruisanchez, where, as of the date specified by the terms of any exchange offer (which date shall not be more than 10 business days before the exchange offer), the fair market value per share of the shares of Common Stock underlying the Eligible Option is less than the per share exercise price of the Eligible Option; provided, however, that the Compensation Committee may, in its discretion, specify more restrictive criteria for determining which options are “Eligible Options.” Subject to the foregoing, the Compensation Committee of the Board of Directors shall be permitted to determine additional terms, restrictions or requirements relating to the Option Exchange Program that they deem necessary or advisable, consistent with the terms of the 2005 Plan.

Appendix 2
PINNACLE ENTERTAINMENT, INC.
2001 STOCK OPTION PLAN
1. Purposes of the Plan. The purposes of this Plan are:
(a) to attract and retain the best available personnel for positions of substantial responsibility,
(b) to provide additional incentive to selected key Employees, Consultants and Directors, and
(c) to promote the success of the Company’s business.
2. Definitions. For the purposes of this Plan, the following terms will have the following meanings:
(a) “Administrator” means the Board or any of its Committees that administer the Plan, in accordance with Section 4.
(b) “Applicable Laws” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal and state securities law, federal and state tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted. For all purposes of this Plan, references to statutes and regulations shall be deemed to include any successor statutes and regulations, to the extent reasonably appropriate as determined by the Administrator.
(c) “Board” means the Board of Directors of the Company.
(d) “Cause” shall have the meaning set forth in an Optionee’s employment or consulting agreement with the Company (if any), or if not defined therein, shall mean (i) acts or omissions by the Optionee which constitute intentional material misconduct or a knowing violation of a material policy of the Company or any of its subsidiaries, (ii) the Optionee personally receiving a benefit in money, property or services from the Company or any of its subsidiaries or from another person dealing with the Company or any of its subsidiaries, in material violation of applicable law or Company policy, (iii) an act of fraud, conversion, misappropriation, or embezzlement by the Optionee or his conviction of, or entering a guilty plea or plea of no contest with respect to, a felony, or the equivalent thereof (other than DUI), or (iv) any material misuse or improper disclosure of confidential or proprietary information of the Company.
(e) “Code” means the Internal Revenue Code of 1986, as amended. For all purposes of this Plan, references to Code sections shall be deemed to include any successor Code sections, to the extent reasonably appropriate as determined by the Administrator.
(f) “Committee” means a Committee appointed by the Board in accordance with Section 4.

(g) “Common Stock” means the common stock, $0.10 par value per share, of the Company.
(h) “Company” means Pinnacle Entertainment, Inc., a Delaware corporation.
(i) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services and who is compensated for such services, provided that the term “Consultant” does not include (i) Employees or (ii) Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.
(j) “Continuous Status as an Employee, Director or Consultant” means that the employment, director or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary, or by the Employee, Director or Consultant. Continuous Status as an Employee, Director or Consultant will not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave, provided, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor, or (iii) in the case of a Nonqualified Stock Option or Stock Award, the ceasing of a person to be an Employee while such person remains a Director or Consultant, the ceasing of a person to be a Director while such person remains an Employee or Consultant, or the ceasing of a person to be a Consultant while such person remains an Employee or Director.
(k) “Director” means a member of the Board.
(l) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.
(m) “Employee” means any person, including Officers and Directors employed as a common law employee by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient, in and of itself, to constitute “employment” by the Company.
(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(o) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i)	If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the National Market System of NASDAQ, the Fair Market Value of a Share of Common Stock will be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or any other source the Administrator considers reliable.

(ii)	If the Common Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market System) or is regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or any other source the Administrator considers reliable.

(iii)	If the Common Stock is not traded as set forth above, the Fair Market Value will be determined in good faith by the Administrator with reference to the earnings history, book value and prospects of the Company in light of market conditions generally, and any other factors the Administrator considers appropriate, such determination by the Administrator to be final, conclusive and binding.
(p) “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.
(q) “Grant Notice” shall mean a written notice evidencing certain terms and conditions of an individual Option grant. The Grant Notice is part of the Option Agreement.
(r) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(s) “NASDAQ” means the National Association of Securities Dealers, Inc. Automated Quotation System.
(t) “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
(u) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(v) “Option” means a stock option granted under this Plan.
(w) “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement is subject to the terms and conditions of this Plan.

(x) “Optioned Stock” means the Common Stock subject to an Option.
(y) “Optionee” means an Employee, Consultant or Director who holds an outstanding Option.
(z) “Parent” means a “parent corporation” with respect to the Company, whether now or later existing, as defined in Section 424(e) of the Code.
(aa) “Plan” means this 2001 Stock Option Plan.
(bb) “Section” means, except as otherwise specified, a section of this Plan.
(cc) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14.
(dd) “Subsidiary” means a “subsidiary corporation” with respect to the Company, whether now or later existing, as defined in Section 424 (f) of the Code.
3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan will be 900,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.
If an Option expires or becomes unexercisable without having been exercised in full, the Shares that were not purchased which were subject thereto will become available for future grant under the Plan (unless the Plan has terminated). If the Company reacquires Shares which were issued pursuant to the exercise of an Option, however, those reacquired Shares will not be available for future grant under the Plan.
4. Administration of the Plan.
(a) Procedure.
(i)	Composition of the Administrator. The Plan will be administered by (A) the Board, or (B) a Committee designated by the Board, which Committee will be constituted to satisfy Applicable Laws. Once appointed, a Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, unless the Board expressly resolves to the contrary, from and after such time as the Company is registered pursuant to Section 12 of the Exchange Act, the Plan will be administered only by a Committee, which will then consist solely of persons who are both “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code; provided, however, the failure of the Committee to be composed solely of individuals who are both “non-employee directors” and “outside directors” shall not render ineffective or void any awards or grants made by, or other actions taken by, such Committee.
(ii)	Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees and Consultants who are neither Directors nor Officers.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to that Committee, the Administrator will have the authority, in its discretion:
(i)	to determine the Fair Market Value of the Common Stock, in accordance with Section 2(o);

(ii)	to select the Consultants, Employees or Directors to whom Options may be granted;

(iii)	to determine whether and to what extent Options are granted, and whether Options are intended as Incentive Stock Options or Nonqualified Stock Options;

(iv)	to determine the number of Shares to be covered by each Option granted;

(v)	to approve forms of Grant Notices, Option Agreements;

(vi)	to determine the terms and conditions, not inconsistent with the terms of this Plan, of any grant of Options, including, but not limited to, (A) the Options’ exercise price, (B) the time or times when Options may be exercised, which may be based on performance criteria or other reasonable conditions such as Continuous Status as an Employee, Director or Consultant, (C) any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Optioned Stock, based in each case on factors that the Administrator determines in its sole discretion, including but not limited to a requirement subjecting the Optioned Stock to (i) certain restrictions on transfer (including without limitation a prohibition on transfer for a specified period of time and/or a right of first refusal in favor of the Company), and (ii) a right of repurchase in favor of the Company upon termination of the Optionee’s Continuous Status as an Employee, Director or Consultant;

(vii)	to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to a grant of Options under this Plan will be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

(viii)	to construe and interpret the terms of this Plan;

(ix)	to prescribe, amend, and rescind rules and regulations relating to the administration of this Plan;

(x)	to modify or amend each Option, subject to Section 16 (c);

(xi)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

(xii)	to accelerate the vesting or exercisability of an Option;

(xiii)	to determine the terms and restrictions applicable to Options; and

(xiv)	to make all other determinations it considers necessary or advisable for administering this Plan.
(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all holders of Options.
5. Eligibility. Options granted under this Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Administrator at the time of grant. Nonqualified Stock Options may be granted to Employees, Consultants and Directors. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee, Consultant or Director who has been granted an Option may be granted additional Options.
6. Limitations on Grants of Incentive Stock Options. Each Option will be designated in the Grant Notice as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, if the Shares subject to an Optionee’s Incentive Stock Options (granted under all plans of the Company or any Parent or Subsidiary), which become exercisable for the first time during any calendar year, have a Fair Market Value in excess of $100,000, the Options accounting for this excess will be treated as Nonqualified Stock Options. For purposes of this Section 6, Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the time of grant.
7. Limit on Annual Grants to Individuals. From and after such time as the Company is required to be registered pursuant to Section 12 of the Exchange Act, no Optionee may receive grants, during any fiscal year of the Company or portion thereof, of Options which, in the aggregate, cover more than 100,000 Shares, subject to adjustment as provided in Section 14. If an Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to that expired or terminated Option will continue to count against the maximum numbers of shares for which Options may be granted to an Optionee during any fiscal year of the Company or portion thereof.

8. Term of the Plan. Subject to Section 20, this Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 20. It will continue in effect for a term of ten years unless terminated earlier under Section 16. Unless otherwise provided in this Plan, its termination will not affect the validity of any Option outstanding at the date of termination.
9. Term of Option. The term of each Option will be stated in the Option Agreement; provided, however, that in no event may the term be more than ten years from the date of grant. In addition, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five years from the date of grant or any shorter term specified in the Option Agreement.
10. Option Exercise Price and Consideration.
(a) Exercise Price of Incentive Stock Options. The exercise price for Shares to be issued pursuant to exercise of an Incentive Stock Option will be determined by the Administrator provided that the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant; provided, further that in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.
(b) Exercise Price of Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the exercise price for Shares to be issued pursuant to the exercise of any such Option will be determined by the Administrator.
(c) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions which must be satisfied before the Option may be exercised. Exercise of an Option may be conditioned upon performance criteria or other reasonable conditions such as Continuous Status as an Employee, Director or Consultant.
(d) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist partially or entirely of:
(i)	cash;

(ii)	a promissory note made by the Optionee in favor of the Company;

(iii)	other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which an Option will be exercised;

(iv)	delivery of a properly executed exercise notice together with any other documentation as the Administrator and the Optionee’s broker, if applicable, require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

(v)	any other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

11. Exercise of Option.
(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at times and under conditions determined by the Administrator and set forth in the Option Agreement; provided, however, that an Option may not be exercised for a fraction of a Share.
An Option will be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, (ii) full payment for the Shares with respect to which the Option is exercised, and (iii) all representations, indemnifications and documents reasonably requested by the Administrator. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and this Plan. Shares issued upon exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. Subject to the provisions of Sections 13, 17, and 18, the Company will issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan. Notwithstanding the foregoing, the Administrator in its discretion may require the Company to retain possession of any certificate evidencing Shares of Common Stock acquired upon exercise of an Option, if those Shares remain subject to repurchase under the provisions of the Option Agreement or any other agreement between the Company and the Optionee, or if those Shares are collateral for a loan or obligation due to the Company.
Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
(b) Termination of Employment or Consulting Relationship or Directorship. If an Optionee holds exercisable Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates (other than because of termination due to Cause, death or Disability), the Optionee may exercise the Options that were vested and exercisable as of the date of termination for a period of 90 days following such termination in the case of an Incentive Stock Option, or 30 days following such termination in the case of a Nonqualified Stock Option (or such other period as is set forth in the Option Agreement or determined by the Administrator). If the Optionee is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Option Agreement or determined by the Administrator at any time, or from time to time, whether before or after the end of Continuous Status as an Employee, Director or Consultant by the Option Holder. The Administrator may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Administrator may determine in its sole discretion. If the Optionee does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, unless otherwise set forth in the Option Agreement or determined by the Administrator.

(c) Disability of Optionee. If an Optionee holds exercisable Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates because of Disability, the Optionee may exercise the Options that were vested and exercisable as of the date of termination for a period of 12 months following such termination in the case of an Incentive Stock Option, or six months following such termination in the case of a Nonqualified Stock Option (or such other period as is set forth in the Option Agreement or determined by the Administrator). If the Optionee is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Option Agreement or determined by the Administrator, at any time, or from time to time, whether before or after the end of Continuous Status as an Employee, Director or Consultant by the Option Holder. The Administrator may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Administrator may determine in its sole discretion. If the Optionee does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, unless otherwise set forth in the Option Agreement or determined by the Administrator.
(d) Death of Optionee. If an Optionee holds exercisable Options on the date his or her death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Options that were vested and exercisable as of the date of death for a period of 12 months following the date of death in the case of an Incentive Stock Option, or six months following the date of death in the case of a Nonqualified Stock Option (or such other period as is set forth in the Option Agreement or determined by the Administrator). If the Optionee is not entitled to exercise his or her entire Option at the date of death, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Option Agreement or determined by the Administrator, at any time, or from time to time, whether before or after the end of Continuous Status as an Employee, Director or Consultant by the Option Holder. The Administrator may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Administrator may determine in its sole discretion. If the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, unless otherwise set forth in the Option Agreement or determined by the Administrator.

(e) Termination for Cause. If an Optionee’s Continuous Status as an Employee, Director or Consultant is terminated for Cause, then all Options (including any vested Options) held by Optionee shall immediately be terminated and cancelled.
(f) Disqualifying Dispositions of Incentive Stock Options. If Common Stock acquired upon exercise of any Incentive Stock Option is disposed of in a disposition that, under Section 422 of the Code, disqualifies the holder from the application of Section 421(a) of the Code, the holder of the Common Stock immediately before the disposition will comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.
12. Non-Transferability of Options.
(a) No Transfer. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. Notwithstanding the foregoing, to the extent that the Administrator so authorizes at the time a Nonqualified Stock Option is granted or amended, (i) such Option may be assigned pursuant to a qualified domestic relations order as defined by the Code, and exercised by the spouse of the Optionee who obtained such Option pursuant to such qualified domestic relations order, and (ii) such Option may be assigned, in whole or in part, during the Optionee’s lifetime to one or more Family Members of the Optionee. Rights under the assigned portion may be exercised by the Family Member(s) who acquire a proprietary interest in such Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately before such assignment and shall be set forth in such documents issued to the assignee as the Administrator deems appropriate.
(b) Designation of Beneficiary. An Optionee may file a written designation of a beneficiary who is to receive any Options that remain unexercised in the event of the Optionee’s death. If a participant is married and the designated beneficiary is not the spouse, spousal consent will be required for the designation to be effective. The Optionee may change such designation of beneficiary at any time by written notice to the Administrator, subject to the above spousal consent requirement.
(c) Effect of No Designation. If an Optionee dies and there is no beneficiary validly designated and living at the time of the Optionee’s death, the Company will deliver such Optionee’s Options to the executor or administrator of his or her estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Options to the spouse or to any one or more dependents or relatives of the Optionee, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
(d) Death of Spouse or Dissolution of Marriage. If an Optionee designates his or her spouse as beneficiary, that designation will be deemed automatically revoked if the Optionee’s marriage is later dissolved. Similarly, any designation of a beneficiary will be deemed automatically revoked upon the death of the beneficiary if the beneficiary predeceases the Optionee. Without limiting the generality of the preceding sentence, the interest in Options of a spouse of an Optionee who has predeceased the Optionee or (except as provided in Section 12(a) regarding qualified domestic relations orders) whose marriage has been dissolved will automatically pass to the Optionee, and will not be transferable by such spouse in any manner, including but not limited to such spouse’s will, nor will any such interest pass under the laws of intestate succession.

13. Withholding Taxes. The Company will have the right to take whatever steps the Administrator deems necessary or appropriate to comply with all applicable federal, state, local, and employment tax withholding requirements, and the Company’s obligations to deliver Shares upon the exercise of an Option will be conditioned upon compliance with all such withholding tax requirements. Without limiting the generality of the foregoing, upon the exercise of an Option, the Company will have the right to withhold taxes from any other compensation or other amounts which it may owe to the Optionee, or to require the Optionee to pay to the Company the amount of any taxes which the Company may be required to withhold with respect to the Shares issued on such exercise. Without limiting the generality of the foregoing, the Administrator in its discretion may authorize the Optionee to satisfy all or part of any withholding tax liability by (a) having the Company withhold from the Shares which would otherwise be issued on the exercise of an Option that number of Shares having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company’s withholding tax liability, or (b) by delivering to the Company previously-owned and unencumbered Shares of the Common Stock having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company’s withholding tax liability.
14. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.
(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company or a successor entity, or for other property (including without limitation, cash), through reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split, spin off or other similar transaction, an appropriate and proportionate adjustment will be made in the maximum number and kind of shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares and/or property allocated to unexercised Options which have been granted prior to any such change will likewise be made. Any such adjustment in the outstanding Options will be made without change in the aggregate purchase price applicable to the unexercised portion of the Options but with a corresponding adjustment in the price for each share or other unit of any security covered by the Option. Such adjustment will be made by the Administrator, whose determination in that respect will be final, binding, and conclusive.
Where an adjustment under this Section 14 (a) is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a “modification” under the provisions of subsection 424(h)(3) of the Code.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option had not been previously exercised, it will terminate immediately prior to the consummation of such proposed dissolution or liquidation. In such instance, the Administrator may, in the exercise of its sole discretion, declare that any Option will terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.
(c) Corporate Transaction. Upon the happening of a merger, reorganization or sale of substantially all of the assets of the Company, the Administrator, may, in its sole discretion, do one or more of the following: (i) shorten the period during which Options are exercisable (provided they remain exercisable for at least 30 days after the date notice of such shortening is given to the Optionees); (ii) accelerate any vesting schedule to which an Option is subject; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume the Options or grant replacement options with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise or adjustments so that the Options or their replacements represent the right to purchase the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of such transaction with respect to or in exchange for the number of Shares of Common Stock purchasable and receivable upon exercise of the Options had such exercise occurred in full prior to such transaction; or (iv) cancel Options upon payment to the Optionees in cash, with respect to each Option to the extent then exercisable (including, if applicable, any Options as to which the vesting schedule has been accelerated as contemplated in clause (ii)above), of an amount that is the equivalent of the excess of the Fair Market Value of the Common Stock (at the effective time of the merger, reorganization, sale or other event) over the exercise price of the Option. The Administrator may also provide for one or more of the foregoing alternatives in any particular Option Agreement.
15. Date of Grant. The date of grant of an Option will be, for all purposes, the date as of which the Administrator makes the determination granting such Option, or any other, later date determined by the Administrator and specified in the Option Agreement. Notice of the determination will be provided to each Optionee within a reasonable time after the date of grant.
16. Amendment and Termination of the Plan.
(a) Amendment and Termination. The Board may at any time amend, alter or suspend or terminate the Plan.
(b) Shareholder Approval. The Company will obtain shareholder approval of any Plan amendment that increases the number of Shares for which Options may be granted, or to the extent necessary and desirable to comply with Section 422 of the Code (or any successor statute) or other Applicable Laws, or the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the Applicable Law or requirement.
(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of a Optionee, unless mutually agreed otherwise between the Optionee and the Administrator. Any such agreement must be in writing and signed by the Optionee and the Company.

17. Conditions Upon Issuance of Shares.
(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares will comply with all Applicable Laws, and will be further subject to the approval of counsel for the Company with respect to such compliance. Any securities delivered under the Plan will be subject to such restrictions, and the person acquiring such securities will, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Laws. To the extent permitted by Applicable Laws, the Plan and Options granted hereunder will be deemed amended to the extent necessary to conform to such laws, rules and regulations.
(b) Investment Representation. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being acquired only for investment and without any present intention to sell, transfer, or distribute such Shares.
18. Liability of Company.
(a) Inability to Obtain Authority. If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.
(b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, that Option will be contingent with respect to such excess Shares, unless and until shareholder approval of an amendment sufficiently increasing the number of Shares subject to this Plan is timely obtained in accordance with Section 16(b).
(c) Rights of Participants and Beneficiaries. The Company will pay all amounts payable under this Plan only to the Optionee, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Optionee or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.
19. Reservation of Shares. The Company will at all times reserve and keep available for issuance a number of Shares sufficient to satisfy this Plan’s requirements during its term.
20. Shareholder Approval. Continuance of this Plan will be subject to approval by the shareholders of the Company within 12 months before or after the date of its adoption. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws. Options may be granted but Options may not be exercised prior to shareholder approval of the Plan. If any Options are so granted and shareholder approval is not obtained within 12 months of the date of adoption of this Plan by the Board, those Options will terminate retroactively as of the date they were granted.

21. Legending Stock Certificates. In order to enforce any restrictions imposed upon Common Stock issued upon exercise of an Option granted under this Plan or to which such Common Stock may be subject, the Administrator may cause a legend or legends to be placed on any certificates representing such Common Stock, which legend or legends will make appropriate reference to such restrictions, including, but not limited to, a restriction against sale of such Common Stock for any period of time as may be required by Applicable Laws. Additionally, and not by way of limitation, the Administrator may impose such restrictions on any Common Stock issued pursuant to the Plan as it may deem advisable.
22. No Employment Rights. Neither this Plan nor any Option will confer upon an Optionee any right with respect to continuing the Optionee’s employment or consulting relationship with the Company, or continuing service as a Director, nor will they interfere in any way with the Optionee’s right or the Company’s right to terminate such employment or consulting relationship or directorship at any time, with or without cause.
23. Governing Law. The Plan will be governed by, and construed in accordance with the laws of the State of Delaware (without giving effect to conflicts of law principles).
24. Option Exchange Program. Notwithstanding any other provision of the Plan to the contrary, the Company, by action of the Compensation Committee of the Board, may effect an option exchange program (the “Option Exchange Program”), through one or more option exchange offers to be commenced before November 5, 2009; provided, however, that in no event may more than one offer to exchange be made for any outstanding option. Under the Option Exchange Program, Eligible Employees will be offered the opportunity to exchange Eligible Options for new grants of options (the “Exchange Grants”), as follows: (1) the Compensation Committee shall determine the exchange ratio for an exchange of Eligible Options for Exchange Grants; provided, however, that the ratio shall be such that the fair value as of either the start of the exchange offer or the date of the exchange (for financial accounting purposes) of an Exchange Grant shall be no more than the fair value (for financial accounting purposes) of the Eligible Options for which the Exchange Grant is exchanged, (2) the per share exercise price of each Exchange Grant that is a stock option shall not be less than the fair market value of a share of Common Stock on the date of issuance of the Exchange Grant, (3) an Exchange Grant shall not be vested or exercisable within one year after the date of the exchange, except in a case in which the Exchange Grant would expire within such one year period, in which case the Compensation Committee may provide that the Exchange Grant becomes vested and exercisable within six months before its expiration, and (4) the Compensation Committee shall determine the expiration date of any Exchange Grants. All other terms of the Exchange Grants shall be governed by the provisions of the Company’s 2005 Equity and Performance Incentive Plan, as amended (the “2005 Plan”). Any Eligible Employee may receive Exchange Grants where the shares of Common Stock underlying such Exchange Grants exceed either one percent of the number of shares of Pinnacle Common Stock or one percent of the voting power outstanding before the issuance of such Exchange Grants. “Eligible Employees” means employees of the Company including executive officers (as defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended). “Eligible Options” means any option granted under the 2005 Plan or the Company’s 1996, 2001 and 2002 Stock Option Plans, as amended, the Nonqualified Stock Option Agreement dated as of January 11, 2003 by and between the Company and Stephen H. Capp, the Nonqualified Stock Option Agreements dated as of April 10, 2002 by and between the Company and Daniel R. Lee, and the Nonqualified Stock Option Agreement dated as of August 1, 2008 by and between the Company and Carlos Ruisanchez, where, as of the date specified by the terms of any exchange offer (which date shall not be more than 10 business days before the exchange offer), the fair market value per share of the shares of Common Stock underlying the Eligible Option is less than the per share exercise price of the Eligible Option; provided, however, that the Compensation Committee may, in its discretion, specify more restrictive criteria for determining which options are “Eligible Options.” Subject to the foregoing, the Compensation Committee of the Board of Directors shall be permitted to determine additional terms, restrictions or requirements relating to the Option Exchange Program that they deem necessary or advisable, consistent with the terms of the 2005 Plan.

Appendix 3
PINNACLE ENTERTAINMENT, INC.
2002 STOCK OPTION PLAN
1. Purposes of the Plan. The purposes of this Plan are:
(a) to attract and retain the best available personnel for positions of substantial responsibility,
(b) to provide additional incentive to selected key Employees, Consultants and Directors, and
(c) to promote the success of the Company’s business.
2. Definitions. For the purposes of this Plan, the following terms will have the following meanings:
(a) “Administrator” means the Board or any of its Committees that administer the Plan, in accordance with Section 4.
(b) “Applicable Laws” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal and state securities law, federal and state tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted. For all purposes of this Plan, references to statutes and regulations shall be deemed to include any successor statutes and regulations, to the extent reasonably appropriate as determined by the Administrator.
(c) “Board” means the Board of Directors of the Company.
(d) “Cause” shall have the meaning set forth in an Optionee’s employment or consulting agreement with the Company (if any), or if not defined therein, shall mean (i) acts or omissions by the Optionee which constitute intentional material misconduct or a knowing violation of a material policy of the Company or any of its subsidiaries, (ii) the Optionee personally receiving a benefit in money, property or services from the Company or any of its subsidiaries or from another person dealing with the Company or any of its subsidiaries, in material violation of applicable law or Company policy, (iii) an act of fraud, conversion, misappropriation, or embezzlement by the Optionee or his conviction of, or entering a guilty plea or plea of no contest with respect to, a felony, or the equivalent thereof (other than DUI), or (iv) any material misuse or improper disclosure of confidential or proprietary information of the Company.
(e) “Code” means the Internal Revenue Code of 1986, as amended. For all purposes of this Plan, references to Code sections shall be deemed to include any successor Code sections, to the extent reasonably appropriate as determined by the Administrator.
(f) “Committee” means a Committee appointed by the Board in accordance with Section 4.

(g) “Common Stock” means the common stock, $0.10 par value per share, of the Company.
(h) “Company” means Pinnacle Entertainment, Inc., a Delaware corporation.
(i) “Consultant” means any person, including an advisor, who (i) is a natural person, (ii) provides bona fide services to the Company or a Parent or Subsidiary, and (iii) provides services that are not in connection with the offer or sale of securities in a capital-raising transaction, and that do not directly or indirectly promote or maintain a market for the securities of the Company; provided that the term “Consultant” does not include (i) Employees or (ii) Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.
(j) “Continuous Status as an Employee, Director or Consultant” means that the employment, director or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary, or by the Employee, Director or Consultant. Continuous Status as an Employee, Director or Consultant will not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave, provided, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor; or (iii) in the case of a Nonqualified Stock Option, the ceasing of a person to be an Employee while such person remains a Director or Consultant, the ceasing of a person to be a Director while such person remains an Employee or Consultant or the ceasing of a person to be a Consultant while such person remains an Employee or Director.
(k) “Director” means a member of the Board.
(l) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.
(m) “Employee” means any person, including Officers and Directors employed as a common law employee by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient, in and of itself, to constitute “employment” by the Company.
(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(o) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the National Market System of NASDAQ, the Fair Market Value of a Share of Common Stock will be (i) the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination or (ii) any sales price for such stock (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Common Stock) on the day of determination, as the Administrator may select, in each case as reported in the Wall Street Journal or any other source the Administrator considers reliable.
(ii) If the Common Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market System) or is regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock on (i) the last market trading day prior to the day of determination or (ii) the day of determination, as the Administrator may select, in each case as reported in the Wall Street Journal or any other source the Administrator considers reliable.
(iii) If the Common Stock is not traded as set forth above, the Fair Market Value will be determined in good faith by the Administrator with reference to the earnings history, book value and prospects of the Company in light of market conditions generally, and any other factors the Administrator considers appropriate, such determination by the Administrator to be final, conclusive and binding.
(p) “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.
(q) “Grant Notice” shall mean a written notice evidencing certain terms and conditions of an individual Option grant. The Grant Notice is part of the Option Agreement.
(r) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(s) “NASDAQ” means the National Association of Securities Dealers, Inc. Automated Quotation System.
(t) “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
(u) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(v) “Option” means a stock option granted under this Plan.

(w) “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement is subject to the terms and conditions of this Plan.
(x) “Optioned Stock” means the Common Stock subject to an Option.
(y) “Optionee” means an Employee, Consultant or Director who holds an outstanding Option.
(z) “Parent” means a “parent corporation” with respect to the Company, whether now or later existing, as defined in Section 424(e) of the Code.
(aa) “Plan” means this 2002 Stock Option Plan.
(bb) “Section” means, except as otherwise specified, a section of this Plan.
(cc) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14.
(dd) “Subsidiary” means a “subsidiary corporation” with respect to the Company, whether now or later existing, as defined in Section 424(f) of the Code.
3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan will be 2,000,000 Share of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.
If an Option expires or becomes unexercisable without having been exercised in full, the Shares that were not purchased which were subject thereto will become available for future grant under the Plan (unless the Plan has terminated). If the Company reacquires Shares which were issued pursuant to the exercise of an Option, however, those reacquired Shares will not be available for future grant under the Plan.
4. Administration of the Plan.
(a) Procedure.
(i) Composition of the Administrator. The Plan will be administered by (A) the Board, or (B) a Committee designated by the Board, which Committee will be constituted to satisfy Applicable Laws. Once appointed, a Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, unless the Board expressly resolves to the contrary, from and after such time as the Company is registered pursuant to Section 12 of the Exchange Act, the Plan will be administered only by a Committee, which will then consist solely of persons who are both “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code; provided, however, the failure of the Committee to be composed solely of individuals who are both “non-employee directors” and “outside directors” shall not render ineffective or void any awards or grants made by, or other actions taken by, such Committee.

(ii) Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees and Consultants who are neither Directors nor Officers.
(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to that Committee, the Administrator will have the authority, in its discretion:
(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(o);
(ii) to select the Consultants, Employees or Directors to whom Options may be granted;
(iii) to determine whether and to what extent Options are granted, and whether Options are intended as Incentive Stock Options or Nonqualified Stock Options;
(iv) to determine the number of Shares to be covered by each Option granted;
(v) to approve forms of Grant Notices, Option Agreements;
(vi) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any grant of Options, including, but not limited to, (A) the Options’ exercise price, (B) the time or times when Options may be exercised, which may be based on performance criteria or other reasonable conditions such as Continuous Status as an Employee, Director or Consultant, (C) any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Optioned Stock, based in each case on factors that the Administrator determines in its sole discretion, including but not limited to a requirement subjecting the Optioned Stock to (i) certain restrictions on transfer (including without limitation a prohibition on transfer for a specified period of time and/or a right of first refusal in favor of the Company), and (ii) a right of repurchase in favor of the Company upon termination of the Optionee’s Continuous Status as an Employee, Director or Consultant;
(vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to a grant of Options under this Plan will be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

(viii) to construe and interpret the terms of this Plan;
(ix) to prescribe, amend, and rescind rules and regulations relating to the administration of this Plan;
(x) to modify or amend each Option, subject to Section 16(c);
(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;
(xii) to accelerate the vesting or exercisability of an Option;
(xiii) to determine the terms and restrictions applicable to Options; and
(xiv) to make all other determinations it considers necessary or advisable for administering this Plan.
(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all holders of Options.
5. Eligibility. Options granted under this Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Administrator at the time of grant. Nonqualified Stock Options may be granted to Employees, Consultants and Directors. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee, Consultant or Director who has been granted an Option may be granted additional Options.
6. Limitations on Grants of Incentive Stock Options. Each Option will be designated in the Grant Notice as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, if the Shares subject to an Optionee’s Incentive Stock Options (granted under all plans of the Company or any Parent or Subsidiary), which become exercisable for the first time during any calendar year, have a Fair Market Value in excess of $100,000, the Options accounting for this excess will be treated as Nonqualified Stock Options. For purposes of this Section 6, Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the time of grant.
7. Limit on Annual Grants to Individuals. From and after such time as the Company is required to be registered pursuant to Section 12 of the Exchange Act, no Optionee may receive grants, during any fiscal year of the Company or portion thereof, of Options which, in the aggregate, cover more than 1,000,000 Shares, subject to adjustment as provided in Section 14. If an Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to that expired or terminated Option will continue to count against the maximum numbers of shares for which Options may be granted to an Optionee during any fiscal year of the Company or portion thereof.

8. Term of the Plan. Subject to Section 20, this Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 20. It will continue in effect for a term of ten years unless terminated earlier under Section 16. Unless otherwise provided in this Plan, its termination will not affect the validity of any Option outstanding at the date of termination.
9. Term of Option. The term of each Option will be stated in the Option Agreement; provided, however, that in no event may the term be more than ten years from the date of grant. In addition, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five years from the date of grant or any shorter term specified in the Option Agreement.
10. Option Exercise Price and Consideration.
(a) Exercise Price of Incentive Stock Options. The exercise price for Shares to be issued pursuant to exercise of an Incentive Stock Option will be determined by the Administrator provided that the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant; provided, further that in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.
(b) Exercise Price of Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the exercise price for Shares to be issued pursuant to the exercise of any such Option will be determined by the Administrator
(c) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions which must be satisfied before the Option may be exercised. Exercise of an Option may be conditioned upon performance criteria or other reasonable conditions such as Continuous Status as an Employee, Director or Consultant.
(d) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist partially or entirely of:
(i) cash;
(ii) a promissory note made by the Optionee in favor of the Company;
(iii) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which an Option will be exercised;

(iv) delivery of a properly executed exercise notice together with any other documentation as the Administrator and the Optionee’s broker, if applicable, require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or
(v) any other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.
11. Exercise of Option.
(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at times and under conditions determined by the Administrator and set forth in the Option Agreement; provided, however, that an Option may not be exercised for a fraction of a Share, except as permitted by the Administrator in its sole discretion.
An Option will be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, (ii) full payment for the Shares with respect to which the Option is exercised, and (iii) all representations, indemnifications and documents reasonably requested by the Administrator. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and this Plan. Shares issued upon exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. Subject to the provisions of Sections 13, 17, and 18, the Company will issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan. Notwithstanding the foregoing, the Administrator in its discretion may require the Company to retain possession of any certificate evidencing Shares of Common Stock acquired upon exercise of an Option, if those Shares remain subject to repurchase under the provisions of the Option Agreement or any other agreement between the Company and the Optionee, or if those Shares are collateral for a loan or obligation due to the Company.
Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
(b) Termination of Employment or Consulting Relationship or Directorship. If an Optionee holds exercisable Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates (other than because of termination due to Cause, death or Disability), the Optionee may exercise the Options that were vested and exercisable as of the date of termination for a period of 90 days following such termination (or such other period as is set forth in the Option Agreement or determined by the Administrator). If the Optionee is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Option Agreement or determined by the Administrator. The Administrator may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Administrator may determine in its sole discretion. If the Optionee does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Administrator.

(c) Disability of Optionee. If an Optionee holds exercisable Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates because of Disability, the Optionee may exercise the Options that were vested and exercisable as of the date of termination for a period of twelve months following such termination (or such other period as is set forth in the Option Agreement or determined by the Administrator). If the Optionee is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Option Agreement or determined by the Administrator. The Administrator may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Administrator may determine in its sole discretion. If the Optionee does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Administrator.
(d) Death of Optionee. If an Optionee holds exercisable Options on the date his or her death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Options that were vested and exercisable as of the date of death for a period of twelve months following the date of death (or such other period as is set forth in the Option Agreement or determined by the Administrator). If the Optionee is not entitled to exercise his or her entire Option at the date of death, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Option Agreement or determined by the Administrator. The Administrator may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Administrator may determine in its sole discretion. If the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Administrator.
(e) Termination for Cause. If an Optionee’s Continuous Status as an Employee, Director or Consultant is terminated for Cause, then all Options (including any vested Options) held by Optionee shall immediately be terminated and cancelled (unless otherwise set forth in the Option Agreement or determined by the Administrator).
(f) Disqualifying Dispositions of Incentive Stock Options. If Common Stock acquired upon exercise of any Incentive Stock Option is disposed of in a disposition that, under Section 422 of the Code, disqualifies the holder from the application of Section 421(a) of the Code, the holder of the Common Stock immediately before the disposition will comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

12. Non-Transferability of Options.
(a) No Transfer. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. Notwithstanding the foregoing, to the extent that the Administrator so authorizes at the time a Nonqualified Stock Option is granted or amended, (i) such Option may be assigned pursuant to a qualified domestic relations order as defined by the Code, and exercised by the spouse of the Optionee who obtained such Option pursuant to such qualified domestic relations order, and (ii) such Option may be assigned, in whole or in part, during the Optionee’s lifetime to one or more Family Members of the Optionee. Rights under the assigned portion may be exercised by the Family Member(s) who acquire a proprietary interest in such Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately before such assignment and shall be set forth in such documents issued to the assignee as the Administrator deems appropriate.
(b) Designation of Beneficiary. An Optionee may file a written designation of a beneficiary who is to receive any Options that remain unexercised in the event of the Optionee’s death. If a participant is married and the designated beneficiary is not the spouse, spousal consent will be required for the designation to be effective. The Optionee may change such designation of beneficiary at any time by written notice to the Administrator, subject to the above spousal consent requirement.
(c) Effect of No Designation. If an Optionee dies and there is no beneficiary validly designated and living at the time of the Optionee’s death, the Company will deliver such Optionee’s Options to the executor or administrator of his or her estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Options to the spouse or to any one or more dependents or relatives of the Optionee, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
(d) Death of Spouse or Dissolution of Marriage. If an Optionee designates his or her spouse as beneficiary, that designation will be deemed automatically revoked if the Optionee’s marriage is later dissolved. Similarly, any designation of a beneficiary will be deemed automatically revoked upon the death of the beneficiary if the beneficiary predeceases the Optionee. Without limiting the generality of the preceding sentence, the interest in Options of a spouse of an Optionee who has predeceased the Optionee or (except as provided in Section 12(a) regarding qualified domestic relations orders) whose marriage has been dissolved will automatically pass to the Optionee, and will not be transferable by such spouse in any manner, including but not limited to such spouse’s will, nor will any such interest pass under the laws of intestate succession.

13. Withholding Taxes. The Company will have the right to take whatever steps the Administrator deems necessary or appropriate to comply with all applicable federal, state, local, and employment tax withholding requirements, and the Company’s obligations to deliver Shares upon the exercise of an Option will be conditioned upon compliance with all such withholding tax requirements. Without limiting the generality of the foregoing, upon the exercise of an Option, the Company will have the right to withhold taxes from any other compensation or other amounts which it may owe to the Optionee, or to require the Optionee to pay to the Company the amount of any taxes which the Company may be required to withhold with respect to the Shares issued on such exercise. Without limiting the generality of the foregoing, the Administrator in its discretion may authorize the Optionee to satisfy all or part of any withholding tax liability by (a) having the Company withhold from the Shares which would otherwise be issued on the exercise of an Option that number of Shares having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company’s withholding tax liability, or (b) by delivering to the Company previously-owned and unencumbered Shares of the Common Stock having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company’s withholding tax liability.
14. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.
(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company or a successor entity, or for other property (including without limitation, cash), through reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split, spin off or other similar transaction, an appropriate and proportionate adjustment will be made in the maximum number and kind of shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares and/or property allocated to unexercised Options which have been granted prior to any such change will likewise be made. Any such adjustment in the outstanding Options will be made without change in the aggregate purchase price applicable to the unexercised portion of the Options but with a corresponding adjustment in the price for each share or other unit of any security covered by the Option. Such adjustment will be made by the Administrator, whose determination in that respect will be final, binding, and conclusive.
Where an adjustment under this Section 14(a) is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a “modification” under the provisions of subsection 424(h)(3) of the Code.
(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option had not been previously exercised, it will terminate immediately prior to the consummation of such proposed dissolution or liquidation. In such instance, the Administrator may, in the exercise of its sole discretion, declare that any Option will terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

(c) Corporate Transaction. Upon the happening of a merger, reorganization or sale of substantially all of the assets of the Company, the Administrator, may, in its sole discretion, do one or more of the following: (i) shorten the period during which Options are exercisable (provided they remain exercisable for at least 30 days after the date notice of such shortening is given to the Optionees); (ii) accelerate any vesting schedule to which an Option is subject; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume the Options or grant replacement options with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise or adjustments so that the Options or their replacements represent the right to purchase the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of such transaction with respect to or in exchange for the number of Shares of Common Stock purchasable and receivable upon exercise of the Options had such exercise occurred in full prior to such transaction; or (iv) cancel Options upon payment to the Optionees in cash, with respect to each Option to the extent then exercisable (including, if applicable, any Options as to which the vesting schedule has been accelerated as contemplated in clause (ii) above), of an amount that is the equivalent of the excess of the Fair Market Value of the Common Stock (at the effective time of the merger, reorganization, sale or other event) over the exercise price of the Option. The Administrator may also provide for one or more of the foregoing alternatives in any particular Option Agreement.
15. Date of Grant. The date of grant of an Option will be, for all purposes, the date as of which the Administrator makes the determination granting such Option, or any other, later date determined by the Administrator and specified in the Option Agreement. Notice of the determination will be provided to each Optionee within a reasonable time after the date of grant.
16. Amendment and Termination of the Plan.
(a) Amendment and Termination. The Board may at any time amend, alter or suspend or terminate the Plan.
(b) Shareholder Approval. The Company will obtain shareholder approval of any Plan amendment that increases the number of Shares for which Options may be granted, or to the extent necessary and desirable to comply with Section 422 of the Code (or any successor statute) or other Applicable Laws, or the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the Applicable Law or requirement.
(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of a Optionee, unless mutually agreed otherwise between the Optionee and the Administrator. Any such agreement must be in writing and signed by the Optionee and the Company.

17. Conditions Upon Issuance of Shares.
(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares will comply with all Applicable Laws, and will be further subject to the approval of counsel for the Company with respect to such compliance. Any securities delivered under the Plan will be subject to such restrictions, and the person acquiring such securities will, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Laws. To the extent permitted by Applicable Laws, the Plan and Options granted hereunder will be deemed amended to the extent necessary to conform to such laws, rules and regulations.
(b) Investment Representation. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being acquired only for investment and without any present intention to sell, transfer, or distribute such Shares.
18. Liability of Company.
(a) Inability to Obtain Authority. If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.
(b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, that Option will be contingent with respect to such excess Shares, unless and until shareholder approval of an amendment sufficiently increasing the number of Shares subject to this Plan is timely obtained in accordance with Section 16(b).
(c) Rights of Participants and Beneficiaries. The Company will pay all amounts payable under this Plan only to the Optionee, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Optionee or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.
19. Reservation of Shares. The Company will at all times reserve and keep available for issuance a number of Shares sufficient to satisfy this Plan’s requirements during its term.
20. Shareholder Approval. Continuance of this Plan will be subject to approval by the shareholders of the Company within 12 months before or after the date of its adoption. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws. Options may be granted but Options may not be exercised prior to shareholder approval of the Plan. If any Options are so granted and shareholder approval is not obtained within 12 months of the date of adoption of this Plan by the Board, those Options will terminate retroactively as of the date they were granted.

21. Legending Stock Certificates. In order to enforce any restrictions imposed upon Common Stock issued upon exercise of an Option granted under this Plan or to which such Common Stock may be subject, the Administrator may cause a legend or legends to be placed on any certificates representing such Common Stock, which legend or legends will make appropriate reference to such restrictions, including, but not limited to, a restriction against sale of such Common Stock for any period of time as may be required by Applicable Laws. Additionally, and not by way of limitation, the Administrator may impose such restrictions on any Common Stock issued pursuant to the Plan as it may deem advisable.
22. No Employment Rights. Neither this Plan nor any Option will confer upon an Optionee any right with respect to continuing the Optionee’s employment or consulting relationship with the Company, or continuing service as a Director, nor will they interfere in any way with the Optionee’s right or the Company’s right to terminate such employment or consulting relationship or directorship at any time, with or without cause.
23. Governing Law. The Plan will be governed by, and construed in accordance with the laws of the State of Delaware (without giving effect to conflicts of law principles).
24. Option Exchange Program. Notwithstanding any other provision of the Plan to the contrary, the Company, by action of the Compensation Committee of the Board, may effect an option exchange program (the “Option Exchange Program”), through one or more option exchange offers to be commenced before November 5, 2009; provided, however, that in no event may more than one offer to exchange be made for any outstanding option. Under the Option Exchange Program, Eligible Employees will be offered the opportunity to exchange Eligible Options for new grants of options (the “Exchange Grants”), as follows: (1) the Compensation Committee shall determine the exchange ratio for an exchange of Eligible Options for Exchange Grants; provided, however, that the ratio shall be such that the fair value as of either the start of the exchange offer or the date of the exchange (for financial accounting purposes) of an Exchange Grant shall be no more than the fair value (for financial accounting purposes) of the Eligible Options for which the Exchange Grant is exchanged, (2) the per share exercise price of each Exchange Grant that is a stock option shall not be less than the fair market value of a share of Common Stock on the date of issuance of the Exchange Grant, (3) an Exchange Grant shall not be vested or exercisable within one year after the date of the exchange, except in a case in which the Exchange Grant would expire within such one year period, in which case the Compensation Committee may provide that the Exchange Grant becomes vested and exercisable within six months before its expiration, and (4) the Compensation Committee shall determine the expiration date of any Exchange Grants. All other terms of the Exchange Grants shall be governed by the provisions of the Company’s 2005 Equity and Performance Incentive Plan, as amended (the “2005 Plan”). Any Eligible Employee may receive Exchange Grants where the shares of Common Stock underlying such Exchange Grants exceed either one percent of the number of shares of Pinnacle Common Stock or one percent of the voting power outstanding before the issuance of such Exchange Grants. “Eligible Employees” means employees of the Company including executive officers (as defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended). “Eligible Options” means any option granted under the 2005 Plan or the Company’s 1996, 2001 and 2002 Stock Option Plans, as amended, the Nonqualified Stock Option Agreement dated as of January 11, 2003 by and between the Company and Stephen H. Capp, the Nonqualified Stock Option Agreements dated as of April 10, 2002 by and between the Company and Daniel R. Lee, and the Nonqualified Stock Option Agreement dated as of August 1, 2008 by and between the Company and Carlos Ruisanchez, where, as of the date specified by the terms of any exchange offer (which date shall not be more than 10 business days before the exchange offer), the fair market value per share of the shares of Common Stock underlying the Eligible Option is less than the per share exercise price of the Eligible Option; provided, however, that the Compensation Committee may, in its discretion, specify more restrictive criteria for determining which options are “Eligible Options.” Subject to the foregoing, the Compensation Committee of the Board of Directors shall be permitted to determine additional terms, restrictions or requirements relating to the Option Exchange Program that they deem necessary or advisable, consistent with the terms of the 2005 Plan.

Appendix 4
PINNACLE ENTERTAINMENT, INC.
NONQUALIFIED STOCK OPTION AGREEMENT
THIS STOCK OPTION AGREEMENT (the “Agreement”) is made and entered into as of the 10th day of April, 2002 by and between Pinnacle Entertainment, Inc., a Delaware corporation (the “Company”), and Daniel R. Lee (“Optionee”).
A. The Board of Directors of the Company has determined that it is to the advantage and best interest of the Company to grant to Optionee a nonqualified stock option (the “Option”) to purchase 515,000 shares of the common stock of the Company (the “Common Stock”) in order to more closely align Optionee’s interests with those of other stockholders of the Company, and has approved the execution of this Agreement between the Company and Optionee.
B. The Option granted hereby is not intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
NOW, THEREFORE, in consideration of the mutual agreements contained herein, Optionee and the Company hereby agree as follows:
1. Grant and Terms of Stock Option.
     1.1 Grant of Option. The Company hereby grants to Optionee the right and option to purchase, subject to the terms and conditions set forth in this Agreement, all or any part of an aggregate of 515,000 shares of Common Stock at a purchase price per share equal to $8.45.
     1.2 Vesting and Exercisability. Subject to the other provisions of this Agreement, this Option shall vest and become exercisable with respect to 25% of the shares of Common Stock subject to this Option on the first anniversary of the date hereof and, on each subsequent anniversary of the date hereof, shall vest and become exercisable with respect to an additional 25% of the shares subject hereto so that this Option shall be vested and exercisable with respect to 100% of the shares subject hereto on the fourth anniversary of the date hereof. Notwithstanding the foregoing:
1.2.1 If, before the fourth anniversary of the date hereof, Optionee dies or Optionee’s employment with the Company is terminated on account of Optionee’s disability under Section 6.1.4 of Optionee’s employment agreement with the Company of even date herewith (the “Employment Agreement”), this Option shall vest as of the date of death or disability (in addition to any vesting that previously occurred) with respect to a percentage of the shares subject to this Option determined by multiplying 25% by a fraction, the numerator of which is the number of days from the first day of the year in which such death or disability occurs until the date of such death or disability, and the denominator of which is 365;
1.2.2 This Option shall vest and become fully exercisable prior to the scheduled dates above if Optionee’s employment with the Company pursuant to the Employment Agreement is terminated prior to the expiration of the term thereof by the Company without cause (as such term is used in the Employment Agreement) or by Optionee for good reason pursuant to Section 6.3 of the Employment Agreement; and
1.2.3 This Option is subject to approval by the shareholders of the Company in the manner and to the degree required under the rules of the New York Stock Exchange. In no event shall any portion of this Option be exercisable before the approval of this Option by the shareholders of the Company in the manner and to the degree required under the rules of the New York Stock Exchange.

     1.3 Term of Option. No portion of this Option may be exercised more than ten years from the date of this Agreement. In the event of termination of Optionee’s employment by or cessation of Optionee’s services to the Company or any of its subsidiaries for any reason, with or without cause, including as a result of death or disability within the meaning of Section 6.1.4 of the Employment Agreement, the portion of this Option that is not vested and exercisable as of the date of termination or cessation, and that does not become vested by reason of such termination or cessation, shall be immediately cancelled and terminated. In addition, the portion of this Option that is vested and exercisable as of the date of termination of Optionee’s employment by or cessation of Optionee’s services to the Company or any of its subsidiaries shall terminate and be cancelled on the earlier of (i) the expiration of the ten year period set forth in the first sentence of this Section 1.3, or (ii) 12 months after termination of Optionee’s employment or cessation of Optionee’s services, regardless of the cause of such termination or cessation; provided, however, that if Optionee’s employment is terminated by the Company for cause or by Optionee without good reason (in each case within the meaning of the Employment Agreement), such portion of this Option shall terminate and be cancelled on the earlier of (i) the expiration of the ten year period set forth in the first sentence of this Section 1.3, or (ii) 90 days after such termination.
2. Method of Exercise.
     2.1 Delivery of Notice of Exercise. This Option shall be exercisable by written notice in the form attached hereto as Exhibit A which shall state the election to exercise this Option, the number of shares of Common Stock in respect of which this Option is being exercised, and such other representations and agreements with respect to such shares as may be required by the Company pursuant to the provisions of this Agreement. Such written notice shall be signed by Optionee (or by Optionee’s beneficiary or other person entitled to exercise this Option in the event of Optionee’s death pursuant to Section 3 hereof) and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall not be deemed exercised until the Company receives such written notice accompanied by the exercise price and any other applicable terms and conditions of this Agreement are satisfied. This Option may not be exercised for a fraction of a share.
     2.2 Restrictions on Exercise. No shares of Common Stock will be issued pursuant to the exercise of this Option unless and until there shall have been full compliance with all applicable requirements of the Securities Act of 1933, as amended (whether by registration or satisfaction of exemption conditions), all applicable listing requirements of any national securities exchange or other market system on which the Common Stock is then listed and all applicable requirements of other laws (including, without limitation, state corporations laws, state securities laws and federal and state tax laws) and of any regulatory bodies having jurisdiction over such issuance. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be necessary or appropriate, in the judgment of the Board of Directors (or the Compensation Committee thereof (the “Committee”)), to comply with any applicable laws.
     2.3 Method of Payment. Payment of the exercise price and, if applicable, any required withholding taxes (as contemplated by Section 6 hereof) shall be made in full at the time of exercise in cash or by check payable to the order of the Company, or, subject in each case to the advance approval of the Board of Directors (or the Committee) in its sole discretion, by delivery of shares of Common Stock already owned by Optionee, by delivery of a full recourse promissory note made by Optionee in favor of the Company or by any combination of the foregoing. Shares of Common Stock used to satisfy the exercise price of this Option shall be valued at their Fair Market Value (as defined in Section 7.3 hereof) determined on the date of exercise (or if such date is not a business day, as of the close of the business day immediately preceding such date). In addition, the Board of Directors (or the Committee) may impose such other conditions in connection with the delivery of shares of Common Stock in satisfaction of the exercise price as it deems appropriate in its sole discretion, including without limitation a requirement that the shares of Common Stock delivered have been held by Optionee for a specified period of time. Any promissory note delivered pursuant to this Section 2.3 shall have terms and provisions (including, without limitation, those relating to the maturity date, payment schedule and interest rate) as determined by the Board of the Directors (or the Committee) in its sole discretion, shall be secured by the shares acquired and shall comply with all applicable laws (including, without limitation, state and federal margin requirements)

     2.4 No Rights as a Stockholder. Until the stock certificate evidencing shares of Common Stock issued upon exercise of this Option is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the shares, notwithstanding the exercise of the Option.
3. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or to a beneficiary designated by written designation, and may be exercised during the lifetime of Optionee only by Optionee. Subject to all of the other terms and conditions of this Agreement, following the death of Optionee, this Option may, to the extent it is vested and exercisable by Optionee in accordance with its terms on the date of death, be exercised by Optionee’s beneficiary, estate or other person who acquired the right to exercise this Option by bequest or inheritance. Notwithstanding the first sentence of this Section 3, (i) this Option may be assigned pursuant to a qualified domestic relations order as defined by the Code, and exercised by the spouse of Optionee who obtained such Option pursuant to such qualified domestic relations order, and (ii) this Option may be assigned, in connection with Optionee’s estate plan, in whole or in part, during Optionee’s lifetime to one or more members of Optionee’s immediate family or to a trust established exclusively for one or more of such immediate family members. Rights under the assigned portion may be exercised by the person or persons who acquire a proprietary interest in such Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately before such assignment and shall be set forth in such documents issued to the assignee as the Board of Directors (or the Committee) deems appropriate. For purposes of this Section 3, the term “immediate family” means an individual’s spouse, children, stepchildren, grandchildren and parents.
4. Restrictions; Restrictive Legends. Ownership and transfer of shares issued pursuant to the exercise of this Option will be subject to the provisions of, including ownership and transfer restrictions (including, without limitation, ownership and transfer restrictions imposed by applicable gaming laws) contained in, the Company’s Certificate of Incorporation, as amended from time to time, restrictions imposed by applicable laws and restrictions set forth or referenced in legends imprinted on certificates representing such shares.
5. Adjustments Upon Changes in Capitalization, Etc.
     5.1 Changes in Capitalization. Subject to any required action by the stockholders of the Company, if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company or a successor entity, or for other property (including without limitation, cash), through reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split, spin off or other similar transaction, an appropriate and proportionate adjustment will be made in the maximum number and kind of shares or securities receivable upon exercise of this Option. Any such adjustment will be made without change in the aggregate purchase price applicable to the unexercised portion of this Option but with a corresponding adjustment in the price for each share or other unit of any security covered by this Option. Such adjustment will be made by the Board of Directors (or the Committee), whose determination in that respect will be final, binding, and conclusive.
     5.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that this Option had not been previously exercised, it will terminate immediately prior to the consummation of such proposed dissolution or liquidation. In such instance, the Company may, in the exercise of its sole discretion, declare that this Option will terminate as of a date fixed by the Company and give Optionee the right to exercise this Option as to all or any part of the optioned stock, including shares as to which this Option would not otherwise be exercisable.
     5.3 Corporate Transaction. Upon the happening of a “change in control” of the Company (within the meaning of the Employment Agreement), the Company may, in its sole discretion, do one or more of the following: (i) shorten the period during which this Option is exercisable (provided that it remains exercisable for at least 30 days after the date notice of such shortening is given to Optionee); (ii) accelerate the vesting of this Option; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume this Option or grant a replacement option with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise or adjustments so that this Option or its replacement represents the right to purchase the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of such transaction with respect to or in exchange for the number of shares of Common Stock purchasable and receivable upon exercise of this Option had such exercise occurred in full prior to such transaction; or (iv) (A) to the extent this Option is vested (including, if applicable, any acceleration of vesting as contemplated in clause (ii) above), cancel this Option upon payment to Optionee in cash of an amount that is the equivalent of the excess of the Fair Market Value of the Common Stock (at the effective time of the change in control) over the exercise price of this Option, and (B) to the extent this Option is not vested, either cancel this Option upon a cash payment to Optionee in the manner set forth in clause (iv)(A) of this sentence, or arrange for the assumption of this Option in the manner set forth in clause (iii) of this sentence, in the sole discretion of the Company.
6. Withholding Taxes. The Company will have the right to take whatever steps the Board of Directors (or the Committee) deems necessary or appropriate to comply with all applicable federal, state, local, and employment tax withholding requirements, and the Company’s obligations to deliver shares of Common Stock upon the exercise of this Option will be conditioned upon compliance with all such withholding tax requirements. Without limiting the generality of the foregoing, upon the exercise of this Option, the Company will have the right to withhold taxes from any other compensation or other amounts which it may owe to Optionee, or to require Optionee to pay to the Company the amount of any taxes which the Company may be required to withhold with respect to the shares issued on such exercise. Without limiting the generality of the foregoing, the Board of Directors (or the Committee) in its discretion may authorize Optionee to satisfy all or part of any withholding tax liability by (a) having the Company withhold from the shares of Common Stock which would otherwise be issued on the exercise of an Option that number of shares having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company’s withholding tax liability, or (b) by delivering to the Company previously-owned and unencumbered shares of the Common Stock having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company’s withholding tax liability.
7. General.
     7.1 Governing Law. This Agreement shall be governed by and construed under the laws of the state of Delaware applicable to agreements made and to be performed entirely in Delaware, without regard to the conflicts of law provisions of Delaware or any other jurisdiction.
     7.2 Notices. Any notice required or permitted under this Agreement shall be given in writing by express courier or by postage prepaid, United States registered or certified mail, return receipt requested, to the address set forth below or to such other address for a party as that party may designate by 10 days advance written notice to the other parties. Notice shall be effective upon the earlier of receipt or 3 days after the mailing of such notice.

If to the Company:	Pinnacle Entertainment, Inc.
330 N. Brand Blvd., Suite 1100
Glendale, California 91203
Attention: President

If to Optionee:	Dan Lee
7521 Amigo Road, Suite 200
Las Vegas, Nevada 89119
Attention: Dan Lee
     7.3 Determination of Fair Market Value. “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
7.3.1 If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the National Market System of NASDAQ, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or any other source the Board of Directors (or the Committee) considers reliable.
7.3.2 If the Common Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market System) or is regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or any other source the Board of Directors (or the Committee) considers reliable.
7.3.3 If the Common Stock is not traded as set forth above, the Fair Market Value will be determined in good faith by the Board of Directors (or the Committee) with reference to the earnings history, book value and prospects of the Company in light of market conditions generally, and any other factors the Board of Directors (or the Committee) considers appropriate, such determination by the Board of Directors (or the Committee) to be final, conclusive and binding.
     7.4 Community Property. Without prejudice to the actual rights of the spouses as between each other, for all purposes of this Agreement, Optionee shall be treated as agent and attorney-in-fact for that interest held or claimed by his or her spouse with respect to this Option and the parties hereto shall act in all matters as if Optionee was the sole owner of this Option. This appointment is coupled with an interest and is irrevocable.
     7.5 No Employment Rights. Nothing herein contained shall be construed as an agreement by the Company or any of its subsidiaries, express or implied, to employ Optionee or contract for Optionee’s services, to restrict the Company’s or such subsidiary’s right to discharge Optionee or cease contracting for Optionee’s services or to modify, extend or otherwise affect in any manner whatsoever the terms of any employment agreement or contract for services which may exist between Optionee and the Company or any of its subsidiaries.
     7.6 Modifications. This Agreement may be amended, altered or modified only by a writing signed by each of the parties hereto.
     7.7 Application to Other Stock. In the event any capital stock of the Company or any other corporation shall be distributed on, with respect to, or in exchange for shares of Common Stock as a stock dividend, stock split, reclassification or recapitalization in connection with any merger or reorganization or otherwise, all restrictions, rights and obligations set forth in this Agreement shall apply with respect to such other capital stock to the same extent as they are, or would have been applicable, to the shares on or with respect to which such other capital stock was distributed.
     7.8 Additional Documents. Each party agrees to execute any and all further documents and writings, and to perform such other actions, which may be or become reasonably necessary or expedient to be made effective and carry out this Agreement.
     7.9 No Third-Party Benefits. Except as otherwise expressly provided in this Agreement, none of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.
     7.10 Successors and Assigns. Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.
     7.11 No Assignment. Except as otherwise provided in this Agreement, Optionee may not assign any of his rights under this Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Agreement, but no such assignment shall release the Company of any obligations pursuant to this Agreement.
     7.12 Severability. The validity, legality or enforceability of the remainder of this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect.
     7.13 Equitable Relief. Optionee acknowledges that, in the event of a threatened or actual breach of any of the provisions of this Agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage. Accordingly, Optionee agrees that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies it may have at law or under this Agreement.
     7.14 Arbitration.
7.14.1 General. Any controversy, dispute, or claim between the parties to this Agreement, including any claim arising out of, in connection with, or in relation to the formation, interpretation, performance or breach of this Agreement shall be settled exclusively by arbitration, before a single arbitrator, in accordance with this Section 7.14 and the then most applicable rules of the American Arbitration Association. Judgment upon any award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof. Such arbitration shall be administered by the American Arbitration Association. Arbitration shall be the exclusive remedy for determining any such dispute, regardless of its nature. Notwithstanding the foregoing, either party may in an appropriate matter apply to a court for provisional relief, including a temporary restraining order or a preliminary injunction, on the ground that the award to which the applicant may be entitled in arbitration may be rendered ineffectual without provisional relief. Unless mutually agreed by the parties otherwise, any arbitration shall take place in the City of Los Angeles, California.
7.14.2 Selection of Arbitrator. In the event the parties are unable to agree upon an arbitrator, the parties shall select a single arbitrator from a list of nine arbitrators drawn by the parties at random from the “Independent” (or “Gold Card”) list of retired judges or, at the option of Optionee, from a list of nine persons (which shall be retired judges or corporate or litigation attorneys experienced in stock options and buy-sell agreements) provided by the office of the American Arbitration Association having jurisdiction over Los Angeles, California. If the parties are unable to agree upon an arbitrator from the list so drawn, then the parties shall each strike names alternately from the list, with the first to strike being determined by lot. After each party has used four strikes, the remaining name on the list shall be the arbitrator. If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.
7.14.3 Applicability of Arbitration; Remedial Authority. This agreement to resolve any disputes by binding arbitration shall extend to claims against any parent, subsidiary or affiliate of each party, and, when acting within such capacity, any officer, director, stockholder, employee or agent of each party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law. In the event of a dispute subject to this paragraph the parties shall be entitled to reasonable discovery subject to the discretion of the arbitrator. The remedial authority of the arbitrator (which shall include the right to grant injunctive or other equitable relief) shall be the same as, but no greater than, would be the remedial power of a court having jurisdiction over the parties and their dispute. The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that he or it would be entitled to summary judgement if the matter had been pursued in court litigation. In the event of a conflict between the applicable rules of the American Arbitration Association and these procedures, the provisions of these procedures shall govern.
7.14.4 Fees and Costs. Any filing or administrative fees shall be borne initially by the party requesting arbitration. The Company shall be responsible for the costs and fees of the arbitration, unless Optionee wishes to contribute (up to 50%) of the costs and fees of the arbitration. Notwithstanding the foregoing, the prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled, to the extent permitted by law, to reimbursement from the other party for all of the prevailing party’s costs (including but not limited to the arbitrator’s compensation), expenses, and attorneys’ fees.
7.14.5 Award Final and Binding. The arbitrator shall render an award and written opinion, and the award shall be final and binding upon the parties. If any of the provisions of this paragraph, or of this Agreement, are determined to be unlawful or otherwise unenforceable, in whole or in part, such determination shall not affect the validity of the remainder of this Agreement, and this Agreement shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to insure that the resolution of all conflicts between the parties, including those arising out of statutory claims, shall be resolved by neutral, binding arbitration. If a court should find that the arbitration provisions of this Agreement are not absolutely binding, then the parties intend any arbitration decision and award to be fully admissible in evidence in any subsequent action, given great weight by any finder of fact, and treated as determinative to the maximum extent permitted by law.
     7.15 Headings. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.
     7.16 Number and Gender. Throughout this Agreement, as the context may require, (a) the masculine gender includes the feminine and the neuter gender includes the masculine and the feminine; (b) the singular tense and number includes the plural, and the plural tense and number includes the singular; (c) the past tense includes the present, and the present tense includes the past; (d) references to parties, sections, paragraphs and exhibits mean the parties, sections, paragraphs and exhibits of and to this Agreement; and (e) periods of days, weeks or months mean calendar days, weeks or months.
     7.17 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.18 Complete Agreement. This Agreement and the Employment Agreement constitute the total and complete agreement of the parties and supersede all prior and contemporaneous understandings and agreements heretofore made, and there are no other representations, understandings or agreements.
     8. Permitted Option Exchange. The Committee shall have the authority to include the Optionee in any option exchange program, through one or more option exchange offers to be commenced before November 5, 2009; provided, however, that in no event may more than one offer to exchange be made for the Option. Under such an option exchange program, if the Option is eligible for participation in such program, Optionee will be offered the opportunity to exchange the Option for new grants (the “Exchange Grants”) of options under the Company’s 2005 Equity and Performance Incentive Plan, as amended (the “2005 Plan”) as follows: (1) the Committee shall determine the exchange ratio for an exchange of the Option for Exchange Grants; provided that, the ratio shall be such that the fair value as of either the start of the exchange offer or the date of the exchange (for financial accounting purposes) of an Exchange Grant shall be no more than the fair value (for financial accounting purposes) of the Eligible Options for which the Exchange Grant is exchanged, (2) the per share exercise price of each Exchange Grant that is a stock option shall not be less than the fair market value of a share of Common Stock on the date of issuance of the Exchange Grant, (3) an Exchange Grant shall not be vested or exercisable within one year after the date of the exchange, except in a case in which the Exchange Grant would expire within such one year period, in which case the Compensation Committee may provide that the Exchange Grant becomes vested and exercisable within six months before its expiration, and (4) the Committee shall determine the expiration date of any Exchange Grants. All other terms of the Exchange Grants shall be governed by the provisions of the 2005 Plan. The Option is eligible for participation in such an option exchange program where, as of the date specified by the terms of any exchange offer (which date shall not be more than 10 business days before the exchange offer), the fair market value per share of the shares of Common Stock underlying the Option is less than the per share exercise price of the Option; provided, however, that the Committee may, in its discretion, specify more restrictive criteria for determining which options are eligible to participate in such an option exchange program. Subject to the foregoing, the Committee shall be permitted to determine additional terms, restrictions or requirements relating to such an option exchange program that they deem necessary or advisable, consistent with the terms of the 2005 Plan.

PINNACLE ENTERTAINMENT, INC.

By:

Its:

DANIEL R. LEE

Name:

SPOUSAL CONSENT
By his or her signature below, the spouse of Optionee agrees to be bound by all of the terms and conditions of the foregoing Option Agreement.

OPTIONEE’S SPOUSE

Signature

Print Name

EXHIBIT A
NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION
Pinnacle Entertainment, Inc.
330 N. Brand Blvd., Suite 1100
Glendale, California 91203
Attn: President
Ladies and Gentlemen:
The undersigned hereby elects to exercise the option indicated below:
Option Grant Date:
Number of Shares as to which Option is Being Exercised:                      Exercise Price Per Share:                      Total Exercise Price: $
Method of Payment:
Enclosed herewith is payment in full of the total exercise price and a copy of the Grant Notice.
My exact name, current address and social security number for purposes of the stock certificate to be issued and the stockholder list of the Company are:
Name:
Address:
Social Security Number:
Sincerely,
Dated:
(Optionee’s Signature)

Appendix 5
PINNACLE ENTERTAINMENT, INC.
NONQUALIFIED STOCK OPTION AGREEMENT
THIS STOCK OPTION AGREEMENT (the “Agreement”) is made and entered into as of the 10th day of April, 2002 by and between Pinnacle Entertainment, Inc., a Delaware corporation (the “Company”), and Daniel R. Lee (“Optionee”).
A. The Board of Directors of the Company has determined that it is to the advantage and best interest of the Company to grant to Optionee a nonqualified stock option (the “Option”) to purchase 250,801 shares of the common stock of the Company (the “Common Stock”) in order to more closely align Optionee’s interests with those of other stockholders of the Company, and has approved the execution of this Agreement between the Company and Optionee.
B. The Option granted hereby is not intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
NOW, THEREFORE, in consideration of the mutual agreements contained herein, Optionee and the Company hereby agree as follows:
1. Grant and Terms of Stock Option.
     1.1 Grant of Option. The Company hereby grants to Optionee the right and option to purchase, subject to the terms and conditions set forth in this Agreement, all or any part of an aggregate of 250,801 shares of Common Stock at a purchase price per share equal to $8.45.
     1.2 Vesting and Exercisability. Subject to the other provisions of this Agreement, this Option shall vest and become exercisable with respect to 25% of the shares of Common Stock subject to this Option on the first anniversary of the date hereof and, on each subsequent anniversary of the date hereof, shall vest and become exercisable with respect to an additional 25% of the shares subject hereto so that this Option shall be vested and exercisable with respect to 100% of the shares subject hereto on the fourth anniversary of the date hereof. Notwithstanding the foregoing:
1.2.1 If, before the fourth anniversary of the date hereof, Optionee dies or Optionee’s employment with the Company is terminated on account of Optionee’s disability under Section 6.1.4 of Optionee’s employment agreement with the Company of even date herewith (the “Employment Agreement”), this Option shall vest as of the date of death or disability (in addition to any vesting that previously occurred) with respect to a percentage of the shares subject to this Option determined by multiplying 25% by a fraction, the numerator of which is the number of days from the first day of the year in which such death or disability occurs until the date of such death or disability, and the denominator of which is 365;
1.2.2 This Option shall vest and become fully exercisable prior to the scheduled dates above if Optionee’s employment with the Company pursuant to the Employment Agreement is terminated prior to the expiration of the term thereof by the Company without cause (as such term is used in the Employment Agreement) or by Optionee for good reason pursuant to Section 6.3 of the Employment Agreement.
     1.3 Term of Option. No portion of this Option may be exercised more than ten years from the date of this Agreement. In the event of termination of Optionee’s employment by or cessation of Optionee’s services to the Company or any of its subsidiaries for any reason, with or without cause, including as a result of death or disability within the meaning of Section 6.1.4 of the Employment Agreement, the portion of this Option that is not vested and exercisable as of the date of termination or cessation, and that does not become vested by reason of such termination or cessation, shall be immediately cancelled and terminated. In addition, the portion of this Option that is vested and exercisable as of the date of termination of Optionee’s employment by or cessation of Optionee’s services to the Company or any of its subsidiaries shall terminate and be cancelled on the earlier of (i) the expiration of the ten year period set forth in the first sentence of this Section 1.3, or (ii) 12 months after termination of Optionee’s employment or cessation of Optionee’s services, regardless of the cause of such termination or cessation; provided, however, that if Optionee’s employment is terminated by the Company for cause or by Optionee without good reason (in each case within the meaning of the Employment Agreement), such portion of this Option shall terminate and be cancelled on the earlier of (i) the expiration of the ten year period set forth in the first sentence of this Section 1.3, or (ii) 90 days after such termination.
2. Method of Exercise.
     2.1 Delivery of Notice of Exercise. This Option shall be exercisable by written notice in the form attached hereto as Exhibit A which shall state the election to exercise this Option, the number of shares of Common Stock in respect of which this Option is being exercised, and such other representations and agreements with respect to such shares as may be required by the Company pursuant to the provisions of this Agreement. Such written notice shall be signed by Optionee (or by Optionee’s beneficiary or other person entitled to exercise this Option in the event of Optionee’s death pursuant to Section 3 hereof) and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall not be deemed exercised until the Company receives such written notice accompanied by the exercise price and any other applicable terms and conditions of this Agreement are satisfied. This Option may not be exercised for a fraction of a share.
     2.2 Restrictions on Exercise. No shares of Common Stock will be issued pursuant to the exercise of this Option unless and until there shall have been full compliance with all applicable requirements of the Securities Act of 1933, as amended (whether by registration or satisfaction of exemption conditions), all applicable listing requirements of any national securities exchange or other market system on which the Common Stock is then listed and all applicable requirements of other laws (including, without limitation, state corporations laws, state securities laws and federal and state tax laws) and of any regulatory bodies having jurisdiction over such issuance. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be necessary or appropriate, in the judgment of the Board of Directors (or the Compensation Committee thereof (the “Committee”)), to comply with any applicable laws.
     2.3 Method of Payment. Payment of the exercise price and, if applicable, any required withholding taxes (as contemplated by Section 6 hereof) shall be made in full at the time of exercise in cash or by check payable to the order of the Company, or, subject in each case to the advance approval of the Board of Directors (or the Committee) in its sole discretion, by delivery of shares of Common Stock already owned by Optionee, by delivery of a full recourse promissory note made by Optionee in favor of the Company or by any combination of the foregoing. Shares of Common Stock used to satisfy the exercise price of this Option shall be valued at their Fair Market Value (as defined in Section 7.3 hereof) determined on the date of exercise (or if such date is not a business day, as of the close of the business day immediately preceding such date). In addition, the Board of Directors (or the Committee) may impose such other conditions in connection with the delivery of shares of Common Stock in satisfaction of the exercise price as it deems appropriate in its sole discretion, including without limitation a requirement that the shares of Common Stock delivered have been held by Optionee for a specified period of time. Any promissory note delivered pursuant to this Section 2.3 shall have terms and provisions (including, without limitation, those relating to the maturity date, payment schedule and interest rate) as determined by the Board of the Directors (or the Committee) in its sole discretion, shall be secured by the shares acquired and shall comply with all applicable laws (including, without limitation, state and federal margin requirements)
     2.4 No Rights as a Stockholder. Until the stock certificate evidencing shares of Common Stock issued upon exercise of this Option is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the shares, notwithstanding the exercise of the Option.
3. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or to a beneficiary designated by written designation, and may be exercised during the lifetime of Optionee only by Optionee. Subject to all of the other terms and conditions of this Agreement, following the death of Optionee, this Option may, to the extent it is vested and exercisable by Optionee in accordance with its terms on the date of death, be exercised by Optionee’s beneficiary, estate or other person who acquired the right to exercise this Option by bequest or inheritance. Notwithstanding the first sentence of this Section 3, (i) this Option may be assigned pursuant to a qualified domestic relations order as defined by the Code, and exercised by the spouse of Optionee who obtained such Option pursuant to such qualified domestic relations order, and (ii) this Option may be assigned, in connection with Optionee’s estate plan, in whole or in part, during Optionee’s lifetime to one or more members of Optionee’s immediate family or to a trust established exclusively for one or more of such immediate family members. Rights under the assigned portion may be exercised by the person or persons who acquire a proprietary interest in such Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately before such assignment and shall be set forth in such documents issued to the assignee as the Board of Directors (or the Committee) deems appropriate. For purposes of this Section 3, the term “immediate family” means an individual’s spouse, children, stepchildren, grandchildren and parents.
4. Restrictions; Restrictive Legends. Ownership and transfer of shares issued pursuant to the exercise of this Option will be subject to the provisions of, including ownership and transfer restrictions (including, without limitation, ownership and transfer restrictions imposed by applicable gaming laws) contained in, the Company’s Certificate of Incorporation, as amended from time to time, restrictions imposed by applicable laws and restrictions set forth or referenced in legends imprinted on certificates representing such shares.
5. Adjustments Upon Changes in Capitalization, Etc.
     5.1 Changes in Capitalization. Subject to any required action by the stockholders of the Company, if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company or a successor entity, or for other property (including without limitation, cash), through reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split, spin off or other similar transaction, an appropriate and proportionate adjustment will be made in the maximum number and kind of shares or securities receivable upon exercise of this Option. Any such adjustment will be made without change in the aggregate purchase price applicable to the unexercised portion of this Option but with a corresponding adjustment in the price for each share or other unit of any security covered by this Option. Such adjustment will be made by the Board of Directors (or the Committee), whose determination in that respect will be final, binding, and conclusive.
     5.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that this Option had not been previously exercised, it will terminate immediately prior to the consummation of such proposed dissolution or liquidation. In such instance, the Company may, in the exercise of its sole discretion, declare that this Option will terminate as of a date fixed by the Company and give Optionee the right to exercise this Option as to all or any part of the optioned stock, including shares as to which this Option would not otherwise be exercisable.
     5.3 Corporate Transaction. Upon the happening of a “change in control” of the Company (within the meaning of the Employment Agreement), the Company may, in its sole discretion, do one or more of the following: (i) shorten the period during which this Option is exercisable (provided that it remains exercisable for at least 30 days after the date notice of such shortening is given to Optionee); (ii) accelerate the vesting of this Option; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume this Option or grant a replacement option with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise or adjustments so that this Option or its replacement represents the right to purchase the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of such transaction with respect to or in exchange for the number of shares of Common Stock purchasable and receivable upon exercise of this Option had such exercise occurred in full prior to such transaction; or (iv) (A) to the extent this Option is vested (including, if applicable, any acceleration of vesting as contemplated in clause (ii) above), cancel this Option upon payment to Optionee in cash of an amount that is the equivalent of the excess of the Fair Market Value of the Common Stock (at the effective time of the change in control) over the exercise price of this Option, and (B) to the extent this Option is not vested, either cancel this Option upon a cash payment to Optionee in the manner set forth in clause (iv)(A) of this sentence, or arrange for the assumption of this Option in the manner set forth in clause (iii) of this sentence, in the sole discretion of the Company.
6. Withholding Taxes. The Company will have the right to take whatever steps the Board of Directors (or the Committee) deems necessary or appropriate to comply with all applicable federal, state, local, and employment tax withholding requirements, and the Company’s obligations to deliver shares of Common Stock upon the exercise of this Option will be conditioned upon compliance with all such withholding tax requirements. Without limiting the generality of the foregoing, upon the exercise of this Option, the Company will have the right to withhold taxes from any other compensation or other amounts which it may owe to Optionee, or to require Optionee to pay to the Company the amount of any taxes which the Company may be required to withhold with respect to the shares issued on such exercise. Without limiting the generality of the foregoing, the Board of Directors (or the Committee) in its discretion may authorize Optionee to satisfy all or part of any withholding tax liability by (a) having the Company withhold from the shares of Common Stock which would otherwise be issued on the exercise of an Option that number of shares having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company’s withholding tax liability, or (b) by delivering to the Company previously-owned and unencumbered shares of the Common Stock having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company’s withholding tax liability.
7. General.
     7.1 Governing Law. This Agreement shall be governed by and construed under the laws of the state of Delaware applicable to agreements made and to be performed entirely in Delaware, without regard to the conflicts of law provisions of Delaware or any other jurisdiction.
     7.2 Notices. Any notice required or permitted under this Agreement shall be given in writing by express courier or by postage prepaid, United States registered or certified mail, return receipt requested, to the address set forth below or to such other address for a party as that party may designate by 10 days advance written notice to the other parties. Notice shall be effective upon the earlier of receipt or 3 days after the mailing of such notice.

If to the Company:	Pinnacle Entertainment, Inc.
330 N. Brand Blvd., Suite 1100
Glendale, California 91203
Attention: President

If to Optionee:	Dan Lee
7521 Amigo Road, Suite 200
Las Vegas, Nevada 89119
Attention: Dan Lee
     7.3 Determination of Fair Market Value. “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
7.3.1 If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the National Market System of NASDAQ, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or any other source the Board of Directors (or the Committee) considers reliable.
7.3.2 If the Common Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market System) or is regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or any other source the Board of Directors (or the Committee) considers reliable.
7.3.3 If the Common Stock is not traded as set forth above, the Fair Market Value will be determined in good faith by the Board of Directors (or the Committee) with reference to the earnings history, book value and prospects of the Company in light of market conditions generally, and any other factors the Board of Directors (or the Committee) considers appropriate, such determination by the Board of Directors (or the Committee) to be final, conclusive and binding.
     7.4 Community Property. Without prejudice to the actual rights of the spouses as between each other, for all purposes of this Agreement, Optionee shall be treated as agent and attorney-in-fact for that interest held or claimed by his or her spouse with respect to this Option and the parties hereto shall act in all matters as if Optionee was the sole owner of this Option. This appointment is coupled with an interest and is irrevocable.
     7.5 No Employment Rights. Nothing herein contained shall be construed as an agreement by the Company or any of its subsidiaries, express or implied, to employ Optionee or contract for Optionee’s services, to restrict the Company’s or such subsidiary’s right to discharge Optionee or cease contracting for Optionee’s services or to modify, extend or otherwise affect in any manner whatsoever the terms of any employment agreement or contract for services which may exist between Optionee and the Company or any of its subsidiaries.
     7.6 Modifications. This Agreement may be amended, altered or modified only by a writing signed by each of the parties hereto.
     7.7 Application to Other Stock. In the event any capital stock of the Company or any other corporation shall be distributed on, with respect to, or in exchange for shares of Common Stock as a stock dividend, stock split, reclassification or recapitalization in connection with any merger or reorganization or otherwise, all restrictions, rights and obligations set forth in this Agreement shall apply with respect to such other capital stock to the same extent as they are, or would have been applicable, to the shares on or with respect to which such other capital stock was distributed.
     7.8 Additional Documents. Each party agrees to execute any and all further documents and writings, and to perform such other actions, which may be or become reasonably necessary or expedient to be made effective and carry out this Agreement.
     7.9 No Third-Party Benefits. Except as otherwise expressly provided in this Agreement, none of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.
     7.10 Successors and Assigns. Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.
     7.11 No Assignment. Except as otherwise provided in this Agreement, Optionee may not assign any of his rights under this Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Agreement, but no such assignment shall release the Company of any obligations pursuant to this Agreement.
     7.12 Severability. The validity, legality or enforceability of the remainder of this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect.
     7.13 Equitable Relief. Optionee acknowledges that, in the event of a threatened or actual breach of any of the provisions of this Agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage. Accordingly, Optionee agrees that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies it may have at law or under this Agreement.
     7.14 Arbitration.
7.14.1 General. Any controversy, dispute, or claim between the parties to this Agreement, including any claim arising out of, in connection with, or in relation to the formation, interpretation, performance or breach of this Agreement shall be settled exclusively by arbitration, before a single arbitrator, in accordance with this Section 7.14 and the then most applicable rules of the American Arbitration Association. Judgment upon any award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof. Such arbitration shall be administered by the American Arbitration Association. Arbitration shall be the exclusive remedy for determining any such dispute, regardless of its nature. Notwithstanding the foregoing, either party may in an appropriate matter apply to a court for provisional relief, including a temporary restraining order or a preliminary injunction, on the ground that the award to which the applicant may be entitled in arbitration may be rendered ineffectual without provisional relief. Unless mutually agreed by the parties otherwise, any arbitration shall take place in the City of Los Angeles, California.
7.14.2 Selection of Arbitrator. In the event the parties are unable to agree upon an arbitrator, the parties shall select a single arbitrator from a list of nine arbitrators drawn by the parties at random from the “Independent” (or “Gold Card”) list of retired judges or, at the option of Optionee, from a list of nine persons (which shall be retired judges or corporate or litigation attorneys experienced in stock options and buy-sell agreements) provided by the office of the American Arbitration Association having jurisdiction over Los Angeles, California. If the parties are unable to agree upon an arbitrator from the list so drawn, then the parties shall each strike names alternately from the list, with the first to strike being determined by lot. After each party has used four strikes, the remaining name on the list shall be the arbitrator. If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.
7.14.3 Applicability of Arbitration; Remedial Authority. This agreement to resolve any disputes by binding arbitration shall extend to claims against any parent, subsidiary or affiliate of each party, and, when acting within such capacity, any officer, director, stockholder, employee or agent of each party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law. In the event of a dispute subject to this paragraph the parties shall be entitled to reasonable discovery subject to the discretion of the arbitrator. The remedial authority of the arbitrator (which shall include the right to grant injunctive or other equitable relief) shall be the same as, but no greater than, would be the remedial power of a court having jurisdiction over the parties and their dispute. The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that he or it would be entitled to summary judgement if the matter had been pursued in court litigation. In the event of a conflict between the applicable rules of the American Arbitration Association and these procedures, the provisions of these procedures shall govern.
7.14.4 Fees and Costs. Any filing or administrative fees shall be borne initially by the party requesting arbitration. The Company shall be responsible for the costs and fees of the arbitration, unless Optionee wishes to contribute (up to 50%) of the costs and fees of the arbitration. Notwithstanding the foregoing, the prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled, to the extent permitted by law, to reimbursement from the other party for all of the prevailing party’s costs (including but not limited to the arbitrator’s compensation), expenses, and attorneys’ fees.
7.14.5 Award Final and Binding. The arbitrator shall render an award and written opinion, and the award shall be final and binding upon the parties. If any of the provisions of this paragraph, or of this Agreement, are determined to be unlawful or otherwise unenforceable, in whole or in part, such determination shall not affect the validity of the remainder of this Agreement, and this Agreement shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to insure that the resolution of all conflicts between the parties, including those arising out of statutory claims, shall be resolved by neutral, binding arbitration. If a court should find that the arbitration provisions of this Agreement are not absolutely binding, then the parties intend any arbitration decision and award to be fully admissible in evidence in any subsequent action, given great weight by any finder of fact, and treated as determinative to the maximum extent permitted by law.
     7.15 Headings. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.
     7.16 Number and Gender. Throughout this Agreement, as the context may require, (a) the masculine gender includes the feminine and the neuter gender includes the masculine and the feminine; (b) the singular tense and number includes the plural, and the plural tense and number includes the singular; (c) the past tense includes the present, and the present tense includes the past; (d) references to parties, sections, paragraphs and exhibits mean the parties, sections, paragraphs and exhibits of and to this Agreement; and (e) periods of days, weeks or months mean calendar days, weeks or months.
     7.17 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     7.18 Complete Agreement. This Agreement and the Employment Agreement constitute the total and complete agreement of the parties and supersede all prior and contemporaneous understandings and agreements heretofore made, and there are no other representations, understandings or agreements.
     8. Permitted Option Exchange. The Committee shall have the authority to include the Optionee in any option exchange program, through one or more option exchange offers to be commenced before November 5, 2009; provided, however, that in no event may more than one offer to exchange be made for the Option. Under such an option exchange program, if the Option is eligible for participation in such program, Optionee will be offered the opportunity to exchange the Option for new grants (the “Exchange Grants”) of options under the Company’s 2005 Equity and Performance Incentive Plan, as amended (the “2005 Plan”) as follows: (1) the Committee shall determine the exchange ratio for an exchange of the Option for Exchange Grants; provided that, the ratio shall be such that the fair value as of either the start of the exchange offer or the date of the exchange (for financial accounting purposes) of an Exchange Grant shall be no more than the fair value (for financial accounting purposes) of the Eligible Options for which the Exchange Grant is exchanged, (2) the per share exercise price of each Exchange Grant that is a stock option shall not be less than the fair market value of a share of Common Stock on the date of issuance of the Exchange Grant, (3) an Exchange Grant shall not be vested or exercisable within one year after the date of the exchange, except in a case in which the Exchange Grant would expire within such one year period, in which case the Compensation Committee may provide that the Exchange Grant becomes vested and exercisable within six months before its expiration, and (4) the Committee shall determine the expiration date of any Exchange Grants. All other terms of the Exchange Grants shall be governed by the provisions of the 2005 Plan. The Option is eligible for participation in such an option exchange program where, as of the date specified by the terms of any exchange offer (which date shall not be more than 10 business days before the exchange offer), the fair market value per share of the shares of Common Stock underlying the Option is less than the per share exercise price of the Option; provided, however, that the Committee may, in its discretion, specify more restrictive criteria for determining which options are eligible to participate in such an option exchange program. Subject to the foregoing, the Committee shall be permitted to determine additional terms, restrictions or requirements relating to such an option exchange program that they deem necessary or advisable, consistent with the terms of the 2005 Plan.

PINNACLE ENTERTAINMENT, INC.
By:
Its:

DANIEL R. LEE

Name:

SPOUSAL CONSENT
By his or her signature below, the spouse of Optionee agrees to be bound by all of the terms and conditions of the foregoing Option Agreement.

OPTIONEE’S SPOUSE

Signature

Print Name

EXHIBIT A
NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION
Pinnacle Entertainment, Inc.
330 N. Brand Blvd., Suite 1100
Glendale, California 91203
Attn: President
Ladies and Gentlemen:
The undersigned hereby elects to exercise the option indicated below:
Option Grant Date:

Number of Shares as to which Option is Being Exercised:                      Exercise Price Per Share:
                     Total Exercise Price: $

Method of Payment:
Enclosed herewith is payment in full of the total exercise price and a copy of the Grant Notice.
My exact name, current address and social security number for purposes of the stock certificate to be issued and the stockholder list of the Company are:
Name:
Address:
Social Security Number:
Sincerely,
Dated:
(Optionee’s Signature)

Appendix 6
PINNACLE ENTERTAINMENT, INC.
NONQUALIFIED STOCK OPTION AGREEMENT
     THIS NONQUALIFIED STOCK OPTION AGREEMENT (the “Agreement” ) is made and entered into as of the 11th day of January, 2003 by and between Pinnacle Entertainment, Inc., a Delaware corporation (the ” Company ”), and Stephen H. Capp (the “Optionee” ).
     A. The Board of Directors of the Company has determined that it is to the advantage and best interests of the Company to grant to Optionee a nonqualified stock option (the “Option” ) to purchase 86,739 shares of the Common Stock of the Company (the “Common Stock” ) in order to more closely align the Optionee’s interest’s with those of other stockholders of the Company, and has approved the execution of this Agreement between the Company and Optionee.
     B. The Option granted hereby is not intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended, (the “Code”).
     NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Optionee and the Company hereby agree as follows:
1. Grant and Terms of Stock Option.
     1.1 Grant of Option. The Company hereby grants to Optionee the right and option to purchase, subject to the terms and conditions set forth in this Agreement, all or any part of an aggregate of 86,739 shares of Common Stock at a purchase price per share equal to $6.05.
     1.2 Vesting and Exercisability. Subject to the other provisions of this Agreement, this Option shall vest and become exercisable with respect to 20% of the shares of Common Stock subject to this Option on the first anniversary of the date hereof and, on each subsequent anniversary of the date hereof, shall vest and become exercisable with respect to an additional 20% of the shares subject hereto so that this Option shall be vested and exercisable with respect to 100% of the shares subject hereto on the fifth anniversary of the date hereof. Notwithstanding the foregoing:
          1.2.1 If, before the fifth anniversary of the date hereof, Optionee dies or Optionee’s employment with the Company is terminated on account of Optionee’s disability under Section 6.1.4 of Optionee’s employment agreement with the Company of even date herewith (the “Employment Agreement”), this Option shall vest as of the date of death or disability (in addition to any vesting that previously occurred) with respect to a percentage of the shares subject to this Option determined by multiplying 20% by a fraction, the numerator of which is the number of days from the first day of the year in which such death or disability occurs until the date of such death or disability, and the denominator of which is 365.
          1.2.2 This Option shall vest and become fully exercisable prior to the scheduled dates above if Optionee’s employment with the Company pursuant to the Employment Agreement is terminated prior to the expiration of the term thereof by the Company without cause (as such term is used in the Employment Agreement) or by Optionee for good reason pursuant to Section 6.3 of the Employment Agreement
     1.3 Term of Option. No portion of this Option may be exercised more than ten years from the date of this Agreement. In the event of termination of Optionee’s employment by or cessation of Optionee’s services to the Company or any of its subsidiaries for any reason, with or without cause, including as a result of death or disability within the meaning of Section 6.1.4 of the Employment Agreement, the portion of this Option that is not vested and exercisable as of the date of termination or cessation, and that does not become vested by reason of such termination or cessation, shall be immediately cancelled and terminated.

In addition, the portion of this Option that is vested and exercisable as of the date of termination of Optionee’s employment by or cessation of Optionee’s services to the Company or any of its subsidiaries shall terminate and be cancelled on the earlier of (i) the expiration of the ten year period set forth in the first sentence of this Section 1.3, or (ii) 12 months after termination of Optionee’s employment or cessation of Optionee’s services, regardless of the cause of such termination or cessation; provided, however, that if Optionee’s employment is terminated by the Company for cause or by Optionee without good reason (in each case within the meaning of the Employment Agreement), such portion of this Option shall terminate and be cancelled on the earlier of (i) the expiration of the ten year period set forth in the first sentence of this Section 1.3, or (ii) 90 days after such termination.
     2. Method of Exercise.
     2.1 Delivery of Notice of Exercise. This Option shall be exercisable by written notice in the form attached hereto as Exhibit A which shall state the election to exercise this Option, the number of shares of Common Stock in respect of which this Option is being exercised, and such other representations and agreements with respect to such shares as may be required by the Company pursuant to the provisions of this Agreement. Such written notice shall be signed by Optionee (or by Optionee’s beneficiary or other person entitled to exercise this Option in the event of Optionee’s death pursuant to Section 3 hereof) and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall not be deemed exercised until the Company receives such written notice accompanied by the exercise price and any other applicable terms and conditions of this Agreement are satisfied. This Option may not be exercised for a fraction of a share.
     2.2 Restrictions on Exercise. No shares of Common Stock will be issued pursuant to the exercise of this Option unless and until there shall have been full compliance with all applicable requirements of the Securities Act of 1933, as amended (whether by registration or satisfaction of exemption conditions), all applicable listing requirements of any national securities exchange or other market system on which the Common Stock is then listed and all applicable requirements of other laws (including, without limitation, state corporations laws, state securities laws and federal and state tax laws) and of any regulatory bodies having jurisdiction over such issuance. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be necessary or appropriate, in the judgment of the Board of Directors (or the Compensation Committee thereof (the “Committee” )), to comply with any applicable laws.
     2.3 Method of Payment. Payment of the exercise price and, if applicable, any required withholding taxes (as contemplated by Section 6 hereof) shall be made in full at the time of exercise in cash or by check payable to the order of the Company, or, subject in each case to the advance approval of the Board of Directors (or the Committee) in its sole discretion and if permitted by applicable law, by delivery of shares of Common Stock already owned by Optionee, by delivery of a full recourse promissory note made by Optionee in favor of the Company or by any combination of the foregoing. Shares of Common Stock used to satisfy the exercise price of this Option shall be valued at their Fair Market Value (as defined in Section 7.3 hereof) determined on the date of exercise (or if such date is not a business day, as of the close of the business day immediately preceding such date). In addition, the Board of Directors (or the Committee) may impose such other conditions in connection with the delivery of shares of Common Stock in satisfaction of the exercise price as it deems appropriate in its sole discretion, including without limitation a requirement that the shares of Common Stock delivered have been held by the Optionee for a specified period of time. Any promissory note delivered pursuant to this Section 2.3 shall have terms and provisions (including, without limitation, those relating to the maturity date, payment schedule and interest rate) as determined by the Board of Directors (or the Committee) in its sole discretion, shall be secured by the shares acquired and shall comply with all applicable laws (including, without limitation, state and federal margin requirements).
     2.4 No Rights as a Stockholder. Until the stock certificate evidencing shares of Common Stock issued upon exercise of this Option is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the shares, notwithstanding the exercise of the Option.

3. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or to a beneficiary designated by written designation, and may be exercised during the lifetime of Optionee only by Optionee. Subject to all of the other terms and conditions of this Agreement, following the death of Optionee, this Option may, to the extent it is vested and exercisable by Optionee in accordance with its terms on the date of death, be exercised by Optionee’s beneficiary, estate or other person who acquired the right to exercise this Option by bequest or inheritance. Notwithstanding the first sentence of this Section 3, (i) this Option may be assigned pursuant to a qualified domestic relations order as defined by the Code, and exercised by the spouse of the Optionee who obtained such Option pursuant to such qualified domestic relations order, and (ii) this Option may be assigned, in connection with Optionee’s estate plan, in whole or in part, during the Optionee’s lifetime to one or more members of the Optionee’s immediate family or to a trust established exclusively for one or more of such immediate family members. Rights under the assigned portion may be exercised by the person or persons who acquire a proprietary interest in such Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately before such assignment and shall be set forth in such documents issued to the assignee as the Board of Directors (or the Committee) deems appropriate. For purposes of this Section 3, the term “immediate family” means an individual’s spouse, children, stepchildren, grandchildren and parents.
4. Restrictions; Restrictive Legends. Ownership and transfer of shares issued pursuant to the exercise of this Option will be subject to the provisions of, including ownership and transfer restrictions (including, without limitation, ownership and transfer restrictions imposed by applicable gaming laws) contained in, the Company’s Certificate of Incorporation, as amended from time to time, restrictions imposed by applicable laws and restrictions set forth or referenced in legends imprinted on certificates representing such shares.
5. Adjustments Upon Changes in Capitalization, Etc.
     5.1 Changes in Capitalization. Subject to any required action by the stockholders of the Company, if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company or a successor entity, or for other property (including without limitation, cash), through reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split, spin off or other similar transaction, an appropriate and proportionate adjustment will be made in the maximum number and kind of shares or securities receivable upon exercise of this Option. Any such adjustment will be made without change in the aggregate purchase price applicable to the unexercised portion of this Option but with a corresponding adjustment in the price for each share or other unit of any security covered by this Option. Such adjustment will be made by the Board of Directors (or the Committee), whose determination in that respect will be final, binding, and conclusive.
     5.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that this Option had not been previously exercised, it will terminate immediately prior to the consummation of such proposed dissolution or liquidation. In such instance, the Company may, in the exercise of its sole discretion, declare that this Option will terminate as of a date fixed by the Company and give Optionee the right to exercise this Option as to all or any part of the optioned stock, including shares as to which this Option would not otherwise be exercisable.
     5.3 Corporate Transaction. Upon the happening of a “change in control” of the Company (within the meaning of the Employment Agreement), the Company may, in its sole discretion, do one or more of the following: (i) to the extent this Option is vested (including, if applicable, any acceleration of vesting as contemplated in clause (ii) below), shorten the period during which this Option is exercisable (provided that it remains exercisable for at least 30 days after the date notice of such shortening is given to Optionee); (ii) accelerate the vesting of this Option; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume this Option or grant a replacement option with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise or adjustments so that this Option or its replacement represents the right to purchase the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of such transaction with respect to or in exchange for the number of shares of Common Stock purchasable and receivable upon exercise of this Option had such exercise occurred in full prior to such transaction; or (iv) (A) to the extent this Option is vested (including, if applicable, any acceleration of vesting as contemplated in clause (ii) above), cancel this Option upon payment to Optionee in cash of an amount that is the equivalent of the excess of the Fair Market Value of the Common Stock (at the effective time of the change in control) over the exercise price of this Option, and (B) to the extent this Option is not vested, either cancel this Option upon a cash payment to Optionee in the manner set forth in clause (iv) (A) of this sentence, or arrange for the assumption of this Option in the manner set forth in clause (iii) of this sentence, in the sole discretion of the Company.
6. Withholding Taxes. The Company will have the right to take whatever steps the Board of Directors (or the Committee) deems necessary or appropriate to comply with all applicable federal, state, local, and employment tax withholding requirements, and the Company’s obligations to deliver shares of Common Stock upon the exercise of this Option will be conditioned upon compliance with all such withholding tax requirements. Without limiting the generality of the foregoing, upon the exercise of this Option, the Company will have the right to withhold taxes from any other compensation or other amounts which it may owe to Optionee, or to require Optionee to pay to the Company the amount of any taxes which the Company may be required to withhold with respect to the shares issued on such exercise. Without limiting the generality of the foregoing, the Board of Directors (or the Committee) in its discretion may authorize Optionee to satisfy all or part of any withholding tax liability by (a) having the Company withhold from the shares of Common Stock which would otherwise be issued on the exercise of an Option that number of shares having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company’s withholding tax liability, or (b) by delivering to the Company previously-owned and unencumbered shares of the Common Stock having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company’s withholding tax liability.
7. General.
     7.1 Governing Law. This Agreement shall be governed by and construed under the laws of the state of Delaware applicable to agreements made and to be performed entirely in Delaware, without regard to the conflicts of law provisions of Delaware or any other jurisdiction.
     7.2 Notices. Any notice required or permitted under this Agreement shall be given in writing by express courier or by postage prepaid, United States registered or certified mail, return receipt requested, to the address set forth below or to such other address for a party as that party may designate by 10 days advance written notice to the other parties. Notice shall be effective upon the earlier of receipt or 3 days after the mailing of such notice.

If to the Company:	Pinnacle Entertainment, Inc.
Suite 1800
3800 Howard Hughes Parkway
Las Vegas, NV 89109
Attention: Chief Executive Officer

If to Optionee:	Stephen H. Capp
9138 Haddington Land
Las Vegas, Nevada 89145

     7.3 Determination of Fair Market Value. “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
          7.3.1 If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the National Market System of NASDAQ, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or any other source the Board of Directors (or the Committee) considers reliable.
          7.3.2 If the Common Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market System) or is regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or any other source the Board of Directors (or the Committee) considers reliable.
          7.3.3 If the Common Stock is not traded as set forth above, the Fair Market Value will be determined in good faith by the Board of Directors (or the Committee) with reference to the earnings history, book value and prospects of the Company in light of market conditions generally, and any other factors the Board of Directors (or the Committee) considers appropriate, such determination by the Board of Directors or the Committee) to be final, conclusive and binding.
     7.4 Community Property. Without prejudice to the actual rights of the spouses as between each other, for all purposes of this Agreement, the Optionee shall be treated as agent and attorney-in-fact for that interest held or claimed by his or her spouse with respect to this Option and the parties hereto shall act in all matters as if the Optionee was the sole owner of this Option. This appointment is coupled with an interest and is irrevocable.
     7.5 No Employment Rights. Nothing herein contained shall be construed as an agreement by the Company or any of its subsidiaries, express or implied, to employ Optionee or contract for Optionee’s services, to restrict the Company’s or such subsidiary’s right to discharge Optionee or cease contracting for Optionee’s services or to modify, extend or otherwise affect in any manner whatsoever the terms of any employment agreement or contract for services which may exist between Optionee and the Company or any of its subsidiaries.
     7.6 Modifications. This Agreement may be amended, altered or modified only by a writing signed by each of the parties hereto.
     7.7 Application to Other Stock. In the event any capital stock of the Company or any other corporation shall be distributed on, with respect to, or in exchange for shares of Common Stock as a stock dividend, stock split, reclassification or recapitalization in connection with any merger or reorganization or otherwise, all restrictions, rights and obligations set forth in this Agreement shall apply with respect to such other capital stock to the same extent as they are, or would have been applicable, to the shares on or with respect to which such other capital stock was distributed.
     7.8 Additional Documents. Each party agrees to execute any and all further documents and writings, and to perform such other actions, which may be or become reasonably necessary or expedient to be made effective and carry out this Agreement.
     7.9 No Third-Party Benefits. Except as otherwise expressly provided in this Agreement, none of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.

     7.10 Successors and Assigns. Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.
     7.11 No Assignment. Except as otherwise provided in this Agreement, the Optionee may not assign any of his, her or its rights under this Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Agreement, but no such assignment shall release the Company of any obligations pursuant to this Agreement.
     7.12 Severability. The validity, legality or enforceability of the remainder of this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect.
     7.13 Equitable Relief. The Optionee acknowledges that, in the event of a threatened or actual breach of any of the provisions of this Agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage. Accordingly, the Optionee agrees that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies it may have at law or under this Agreement.
     7.14 Arbitration.
          7.14.1 General. Any controversy, dispute, or claim between the parties to this Agreement, including any claim arising out of, in connection with, or in relation to the formation, interpretation, performance or breach of this Agreement shall be settled exclusively by arbitration, before a single arbitrator, in accordance with this Section 0 and the then most applicable rules of the American Arbitration Association. Judgment upon any award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof. Such arbitration shall be administered by the American Arbitration Association. Arbitration shall be the exclusive remedy for determining any such dispute, regardless of its nature. Notwithstanding the foregoing, either party may in an appropriate matter apply to a court for provisional relief, including a temporary restraining order or a preliminary injunction, on the ground that the award to which the applicant may be entitled in arbitration may be rendered ineffectual without provisional relief. Unless mutually agreed by the parties otherwise, any arbitration shall take place in the City of Las Vegas, Nevada.
          7.14.2 Selection of Arbitrator. In the event the parties are unable to agree upon an arbitrator, the parties shall select a single arbitrator from a list of nine arbitrators drawn by the parties at random from the “Independent” (or “Gold Card”) list of retired judges or, at the option of Optionee, from a list of nine persons (which shall be retired judges or corporate or litigation attorneys experienced in stock options and buy-sell agreements) provided by the office of the American Arbitration Association having jurisdiction over Las Vegas, Nevada. If the parties are unable to agree upon an arbitrator from the list so drawn, then the parties shall each strike names alternately from the list, with the first to strike being determined by lot. After each party has used four strikes, the remaining name on the list shall be the arbitrator. If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.
          7.14.3 Applicability of Arbitration; Remedial Authority. This agreement to resolve any disputes by binding arbitration shall extend to claims against any parent, subsidiary or affiliate of each party, and, when acting within such capacity, any officer, director, shareholder, employee or agent of each party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law. In the event of a dispute subject to this paragraph the parties shall be entitled to reasonable discovery subject to the discretion of the arbitrator. The remedial authority of the arbitrator (which shall include the right to grant injunctive or other equitable relief) shall be the same as, but no greater than, would be the remedial power of a court having jurisdiction over the parties and their dispute. The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that he or it would be entitled to summary judgment if the matter had been pursued in court litigation. In the event of a conflict between the applicable rules of the American Arbitration Association and these procedures, the provisions of these procedures shall govern.
          7.14.4 Fees and Costs. Any filing or administrative fees shall be borne initially by the party requesting arbitration. The Company shall be responsible for the costs and fees of the arbitration, unless the Optionee wishes to contribute (up to 50%) of the costs and fees of the arbitration. Notwithstanding the foregoing, the prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled, to the extent permitted by law, to reimbursement from the other party for all of the prevailing party’s costs (including but not limited to the arbitrator’s compensation), expenses, and attorneys’ fees.
          7.14.5 Award Final and Binding. The arbitrator shall render an award and written opinion, and the award shall be final and binding upon the parties. If any of the provisions of this paragraph, or of this Agreement, are determined to be unlawful or otherwise unenforceable, in whole or in part, such determination shall not affect the validity of the remainder of this Agreement, and this Agreement shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to insure that the resolution of all conflicts between the parties, including those arising out of statutory claims, shall be resolved by neutral, binding arbitration. If a court should find that the arbitration provisions of this Agreement are not absolutely binding, then the parties intend any arbitration decision and award to be fully admissible in evidence in any subsequent action, given great weight by any finder of fact, and treated as determinative to the maximum extent permitted by law.
     7.15 Headings. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.
     7.16 Number and Gender. Throughout this Agreement, as the context may require, (a) the masculine gender includes the feminine and the neuter gender includes the masculine and the feminine; (b) the singular tense and number includes the plural, and the plural tense and number includes the singular; (c) the past tense includes the present, and the present tense includes the past; (d) references to parties, sections, paragraphs and exhibits mean the parties, sections, paragraphs and exhibits of and to this Agreement; and (e) periods of days, weeks or months mean calendar days, weeks or months.
     7.17 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     7.18 Complete Agreement. This Agreement and the Employment Agreement constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof.
     8. Permitted Option Exchange. The Committee shall have the authority to include the Optionee in any option exchange program, through one or more option exchange offers to be commenced before November 5, 2009; provided, however, that in no event may more than one offer to exchange be made for the Option. Under such an option exchange program, if the Option is eligible for participation in such program, Optionee will be offered the opportunity to exchange the Option for new grants (the “Exchange Grants”) of options under the Company’s 2005 Equity and Performance Incentive Plan, as amended (the “2005 Plan”) as follows: (1) the Committee shall determine the exchange ratio for an exchange of the Option for Exchange Grants; provided that, the ratio shall be such that the fair value as of either the start of the exchange offer or the date of the exchange (for financial accounting purposes) of an Exchange Grant shall be no more than the fair value (for financial accounting purposes) of the Eligible Options for which the Exchange Grant is exchanged, (2) the per share exercise price of each Exchange Grant that is a stock option shall not be less than the fair market value of a share of Common Stock on the date of issuance of the Exchange Grant, (3)

an Exchange Grant shall not be vested or exercisable within one year after the date of the exchange, except in a case in which the Exchange Grant would expire within such one year period, in which case the Compensation Committee may provide that the Exchange Grant becomes vested and exercisable within six months before its expiration, and (4) the Committee shall determine the expiration date of any Exchange Grants. All other terms of the Exchange Grants shall be governed by the provisions of the 2005 Plan. The Option is eligible for participation in such an option exchange program where, as of the date specified by the terms of any exchange offer (which date shall not be more than 10 business days before the exchange offer), the fair market value per share of the shares of Common Stock underlying the Option is less than the per share exercise price of the Option; provided, however, that the Committee may, in its discretion, specify more restrictive criteria for determining which options are eligible to participate in such an option exchange program. Subject to the foregoing, the Committee shall be permitted to determine additional terms, restrictions or requirements relating to such an option exchange program that they deem necessary or advisable, consistent with the terms of the 2005 Plan.
     IN WITNESS THEREOF, the Company and Optionee have executed this Nonqualified Stock Option Agreement to be effective as of the 11th day of January, 2003.

PINNACLE ENTERTAINMENT, Inc.

By:
Name:	Daniel R. Lee
Its:	Chairman of the Board and Chief Executive Officer

OPTIONEE

Stephen H. Capp
Spousal Consent
     By her signature below, the spouse of Optionee agrees to be bond by all of the terms and conditions of the foregoing Agreement.

Signature	Print Name

EXHIBIT A
NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION
Pinnacle Entertainment, Inc.
Suite 1800
3800 Howard Hughes Parkway
Las Vegas, Nevada 89109
Attn: Chief Executive Officer
Ladies and Gentlemen:
     The undersigned hereby elects to exercise the option indicated below:

Option Grant Date:	January 11, 2003
Number of Shares as to which Option is Being Exercised:

Exercise Price Per Share:	$

Total Exercise Price:	$

Method of Payment:

     Enclosed herewith is payment in full of the total exercise price and a copy of the Grant Notice.
     My exact name, current address and social security number for purposes of the stock certificates to be issued and the shareholder list of the Company are:

Name:	Stephen H. Capp
Address:	9138 Haddington Land
Las Vegas, Nevada 89145

Social Security Number:

Sincerely,

Dated:

Stephen H. Capp

Appendix 7
PINNACLE ENTERTAINMENT, INC.
NONQUALIFIED STOCK OPTION AGREEMENT
     THIS STOCK OPTION AGREEMENT (the “Agreement”) is made and entered into as of August 1, 2008, by and between Pinnacle Entertainment, Inc., a Delaware corporation (the “Company”), and Carlos Ruisanchez (“Optionee”).
     A. The Board of Directors of the Company has determined that it is to the advantage and best interest of the Company to grant to Optionee a nonqualified stock option outside of the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as amended (the “Option”), to purchase 200,000 shares of the common stock of the Company (the “Common Stock”) in order to more closely align Optionee’s interests with those of other stockholders of the Company, and has approved the execution of this Agreement between the Company and Optionee.
     B. The Option granted hereby is not intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
     NOW, THEREFORE, in consideration of the mutual agreements contained herein, Optionee and the Company hereby agree as follows:
     1. Grant and Terms of Stock Option.
     1.1 Grant of Option. The Company hereby grants to Optionee the right and option to purchase, subject to the terms and conditions set forth in this Agreement, all or any part of an aggregate of 200,000 shares of Common Stock at a purchase price per share equal to $11.35.
     1.2 Vesting and Exercisability. Subject to the other provisions of this Agreement, this Option shall vest and become exercisable with respect to 25% of the shares of Common Stock subject to this Option on the first anniversary of the date hereof and, on each subsequent anniversary of the date hereof, shall vest and become exercisable with respect to an additional 25% of the shares subject hereto so that this Option shall be vested and exercisable with respect to 100% of the shares subject hereto on the fourth anniversary of the date hereof. Notwithstanding the foregoing:
     1.2.1 If, before the fourth anniversary of the date hereof, Optionee dies or Optionee’s employment with the Company is terminated on account of Optionee’s disability under Section 6.1.4 of Optionee’s employment agreement with the Company effective as of even date herewith (the “Employment Agreement”), this Option shall vest as provided in the Employment Agreement.
     1.2.2 If Optionee’s employment with the Company pursuant to the Employment Agreement is terminated prior to the expiration of the term thereof by the Company without cause (as such term is used in the Employment Agreement) or by Optionee for good reason pursuant to Section 6.3 of the Employment Agreement, this Option shall vest as provided in the Employment Agreement.

     1.3 Term of Option. No portion of this Option may be exercised more than ten years from the date of this Agreement. In the event of termination of Optionee’s employment by or cessation of Optionee’s services to the Company or any of its subsidiaries for any reason, with or without cause, including as a result of death or disability within the meaning of Section 6.1.4 of the Employment Agreement, the portion of this Option that is not vested and exercisable as of the date of termination or cessation, and that does not become vested by reason of such termination or cessation, shall be immediately cancelled and terminated. In addition, the portion of this Option that is vested and exercisable as of the date of termination of Optionee’s employment by or cessation of Optionee’s services to the Company or any of its subsidiaries shall terminate and be cancelled as provided in the Employment Agreement.
     2. Method of Exercise.
     2.1 Delivery of Notice of Exercise. This Option shall be exercisable by written notice in the form attached hereto as Exhibit A which shall state the election to exercise this Option, the number of shares of Common Stock in respect of which this Option is being exercised, and such other representations and agreements with respect to such shares as may be required by the Company pursuant to the provisions of this Agreement. Such written notice shall be signed by Optionee (or by Optionee’s beneficiary or other person entitled to exercise this Option in the event of Optionee’s death pursuant to Section 3 hereof) and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall not be deemed exercised until the Company receives such written notice accompanied by the exercise price and any other applicable terms and conditions of this Agreement are satisfied. This Option may not be exercised for a fraction of a share.
     2.2 Restrictions on Exercise. No shares of Common Stock will be issued pursuant to the exercise of this Option unless and until there shall have been full compliance with all applicable requirements of the Securities Act of 1933, as amended (whether by registration or satisfaction of exemption conditions), all applicable listing requirements of any national securities exchange or other market system on which the Common Stock is then listed and all applicable requirements of other laws (including, without limitation, state corporations laws, state securities laws and federal and state tax laws) and of any regulatory bodies having jurisdiction over such issuance. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be necessary or appropriate, in the judgment of the Board of Directors (or the Compensation Committee thereof (the “Committee”)), to comply with any applicable laws.
     2.3 Method of Payment. Payment of the exercise price shall be made in full at the time of exercise (a) in cash or by certified check or bank check or wire transfer of immediately available funds, (b) by delivery of a properly executed exercise notice together with any other documentation as the Board of Directors (or the Committee) and the Optionee’s broker, if applicable, require to effect an exercise of the Option and delivery to the Company of the sale or other proceeds (as permitted by applicable law) required to pay the exercise price, or (c) with the consent of the Board of Directors (or the Committee) in its discretion, by tendering previously acquired shares of Common Stock (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings). In addition, the Board of Directors (or the Committee) may impose such other conditions in connection with the delivery of shares of Common Stock in satisfaction of the exercise price as it deems appropriate in its sole discretion.
     2.4 No Rights as a Stockholder. Until the stock certificate evidencing shares of Common Stock issued upon exercise of this Option is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the shares, notwithstanding the exercise of the Option.
3. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or to a beneficiary designated by written designation, and may be exercised during the lifetime of Optionee only by Optionee. Subject to all of the other terms and conditions of this Agreement, following the death of Optionee, this Option may, to the extent it is vested and exercisable by Optionee in accordance with its terms on the date of death, be exercised by Optionee’s beneficiary, estate or other person who acquired the right to exercise this Option by bequest or inheritance. Notwithstanding the first sentence of this Section 3, this Option may be assigned, in connection with Optionee’s estate plan, in whole or in part, during Optionee’s lifetime to one or more family members of Optionee or to a trust established exclusively for one or more of such family member. Rights under the assigned portion may be exercised by the person or persons who acquire a proprietary interest in such Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately before such assignment and shall be set forth in such documents issued to the assignee as the Board of Directors (or the Committee) deems appropriate. For purposes of this Section 3, the term “family member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than 50 percent of the voting interests.
4. Restrictions; Restrictive Legends. Ownership and transfer of shares issued pursuant to the exercise of this Option will be subject to the provisions of, including ownership and transfer restrictions (including, without limitation, ownership and transfer restrictions imposed by applicable gaming laws) contained in, the Company’s Certificate of Incorporation, as amended from time to time, restrictions imposed by applicable laws and restrictions set forth or referenced in legends imprinted on certificates representing such shares.
5. Adjustments Upon Changes in Capitalization, Etc.
     5.1 Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the shares of Common Stock or the value thereof, such adjustments and other substitutions shall be made to this Option as the Board of Directors (or the Committee), in its sole discretion, deems equitable or appropriate, including such adjustments in the aggregate number, class and kind of securities that may be delivered under this Option and in the number, class, kind and option or exercise price of securities subject to this Option (including, if the Board of Directors (or the Committee) deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Board of Directors (or the Committee) may determine to be appropriate in its sole discretion; provided, however, that the number of shares of Common Stock subject to this Option shall always be a whole number.
     5.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that this Option had not been previously exercised, it will terminate immediately prior to the consummation of such proposed dissolution or liquidation. In such instance, the Company may, in the exercise of its sole discretion, declare that this Option will terminate as of a date fixed by the Company and give Optionee the right to exercise this Option as to all or any part of the optioned stock, including shares as to which this Option would not otherwise be exercisable.
     5.3 Corporate Transaction. Upon the happening of a “Change of Control” of the Company (within the meaning of the Employment Agreement), the Company may, in its sole discretion, do one or more of the following: (i) shorten the period during which this Option is exercisable (provided that it remains exercisable for at least 30 days after the date notice of such shortening is given to Optionee); (ii) accelerate the vesting of this Option; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume this Option or grant a replacement option in either case with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise or adjustments so that this Option or its replacement represents the right to purchase the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of such transaction with respect to or in exchange for the number of shares of Common Stock purchasable and receivable upon exercise of this Option had such exercise occurred in full prior to such transaction; or (iv) (A) to the extent this Option is vested (including, if applicable, any acceleration of vesting as contemplated in clause (ii) above), cancel this Option upon payment to Optionee of an amount that is the equivalent of the excess of the Fair Market Value of the Common Stock (at the effective time of the change in control) over the exercise price of this Option, such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Board of Directors (or the Committee), in its discretion, shall determine and (B) to the extent this Option is not vested, either cancel this Option upon a payment to Optionee in the manner set forth in clause (iv)(A) of this sentence, or arrange for the assumption of this Option in the manner set forth in clause (iii) of this sentence, in the sole discretion of the Company.

6. Withholding Taxes. The Company will have the right to take whatever steps the Board of Directors (or the Committee) deems necessary or appropriate to comply with all applicable federal, state, local, and employment tax withholding requirements, and the Company’s obligations to deliver shares of Common Stock upon the exercise of this Option will be conditioned upon compliance with all such withholding tax requirements. Without limiting the generality of the foregoing, upon the exercise of this Option, the Company will have the right to withhold taxes from any other compensation or other amounts which it may owe to Optionee, or to require Optionee to pay to the Company the amount of any taxes which the Company may be required to withhold with respect to the shares issued on such exercise. Without limiting the generality of the foregoing, the Board of Directors (or the Committee) in its discretion may authorize Optionee to satisfy all or part of any withholding tax liability by (a) having the Company withhold from the shares of Common Stock which would otherwise be issued on the exercise of an Option that number of shares having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company’s withholding tax liability, or (b) by delivering to the Company previously-owned and unencumbered shares of the Common Stock having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company’s withholding tax liability.
     7. General.
     7.1 Governing Law. This Agreement shall be governed by and construed under the laws of the state of Delaware applicable to agreements made and to be performed entirely in Delaware, without regard to the conflicts of law provisions of Delaware or any other jurisdiction.
     7.2 Notices. Any notice required or permitted under this Agreement shall be given in writing by express courier or by postage prepaid, United States registered or certified mail, return receipt requested, to the address set forth below or to such other address for a party as that party may designate by 10 days advance written notice to the other parties. Notice shall be effective upon the earlier of receipt or 3 days after the mailing of such notice.

If to the Company:	Pinnacle Entertainment, Inc.
3800 Howard Hughes Parkway, Suite 1800
Las Vegas, Nevada 89169
Attention: General Counsel

If to Optionee:	Carlos Ruisanchez
3800 Howard Hughes Parkway, Suite 1800
Las Vegas, Nevada 89169
     7.3 Determination of Fair Market Value. “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
     7.3.1 If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the National Market System of NASDAQ, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Common Stock) on the day of determination (if the day of determination is not a market trading day, then on the last market trading day that is prior to the day of determination), as reported in the Wall Street Journal or any other source the Board of Directors (or the Committee) considers reliable.
     7.3.2 If the Common Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market System) or is regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (if the day of determination is not a market trading day, then on the last market trading day that is prior to the day of determination), as reported in the Wall Street Journal or any other source the Board of Directors (or the Committee) considers reliable.
     7.3.3 If the Common Stock is not traded as set forth above, the Fair Market Value will be determined in good faith by the Board of Directors (or the Committee) with reference to the earnings history, book value and prospects of the Company in light of market conditions generally, and any other factors the Board of Directors (or the Committee) considers appropriate, such determination by the Board of Directors (or the Committee) to be final, conclusive and binding.
     7.4 Community Property. Without prejudice to the actual rights of the spouses as between each other, for all purposes of this Agreement, Optionee shall be treated as agent and attorney-in-fact for that interest held or claimed by his spouse with respect to this Option and the parties hereto shall act in all matters as if Optionee was the sole owner of this Option. This appointment is coupled with an interest and is irrevocable.
     7.5 No Employment Rights. Nothing herein contained shall be construed as an agreement by the Company or any of its subsidiaries, express or implied, to employ Optionee or contract for Optionee’s services, to restrict the Company’s or such subsidiary’s right to discharge Optionee or cease contracting for Optionee’s services or to modify, extend or otherwise affect in any manner whatsoever the terms of any employment agreement or contract for services which may exist between Optionee and the Company or any of its subsidiaries.
     7.6 Modifications. This Agreement may be amended, altered or modified only by a writing signed by each of the parties hereto.
     7.7 Application to Other Stock. In the event any capital stock of the Company or any other corporation shall be distributed on, with respect to, or in exchange for shares of Common Stock as a stock dividend, stock split, reclassification or recapitalization in connection with any merger or reorganization or otherwise, all restrictions, rights and obligations set forth in this Agreement shall apply with respect to such other capital stock to the same extent as they are, or would have been applicable, to the shares on or with respect to which such other capital stock was distributed.
     7.8 Additional Documents. Each party agrees to execute any and all further documents and writings, and to perform such other actions, which may be or become reasonably necessary or expedient to be made effective and carry out this Agreement.

     7.9 No Third-Party Benefits. Except as otherwise expressly provided in this Agreement, none of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.
     7.10 Successors and Assigns. Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.
     7.11 No Assignment. Except as otherwise provided in this Agreement, Optionee may not assign any of his rights under this Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Agreement, but no such assignment shall release the Company of any obligations pursuant to this Agreement.
     7.12 Severability. The validity, legality or enforceability of the remainder of this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect.
     7.13 Equitable Relief. Optionee acknowledges that, in the event of a threatened or actual breach of any of the provisions of this Agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage. Accordingly, Optionee agrees that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies it may have at law or under this Agreement.
     7.14 Arbitration.
          7.14.1 General. Any controversy, dispute, or claim between the parties to this Agreement, including any claim arising out of, in connection with, or in relation to the formation, interpretation, performance or breach of this Agreement shall be settled exclusively by arbitration, before a single arbitrator, in accordance with this Section 7.14 and the then most applicable rules of the American Arbitration Association. Judgment upon any award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof. Such arbitration shall be administered by the American Arbitration Association. Arbitration shall be the exclusive remedy for determining any such dispute, regardless of its nature. Notwithstanding the foregoing, either party may in an appropriate matter apply to a court for provisional relief, including a temporary restraining order or a preliminary injunction, on the ground that the award to which the applicant may be entitled in arbitration may be rendered ineffectual without provisional relief. Unless mutually agreed by the parties otherwise, any arbitration shall take place in the City of Las Vegas, Nevada.
          7.14.2 Selection of Arbitrator. In the event the parties are unable to agree upon an arbitrator, the parties shall select a single arbitrator from a list of nine arbitrators drawn by the parties at random from the “Independent” (or “Gold Card”) list of retired judges or, at the option of Optionee, from a list of nine persons (which shall be retired judges or corporate or litigation attorneys experienced in stock options and buy-sell agreements) provided by the office of the American Arbitration Association having jurisdiction over Las Vegas, Nevada. If the parties are unable to agree upon an arbitrator from the list so drawn, then the parties shall each strike names alternately from the list, with the first to strike being determined by lot. After each party has used four strikes, the remaining name on the list shall be the arbitrator. If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.
          7.14.3 Applicability of Arbitration; Remedial Authority. This agreement to resolve any disputes by binding arbitration shall extend to claims against any parent, subsidiary or affiliate of each party, and, when acting within such capacity, any officer, director, stockholder, employee or agent of each party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law. In the event of a dispute subject to this paragraph the parties shall be entitled to reasonable discovery subject to the discretion of the arbitrator. The remedial authority of the arbitrator (which shall include the right to grant injunctive or other equitable relief) shall be the same as, but no greater than, would be the remedial power of a court having jurisdiction over the parties and their dispute. The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that he or it would be entitled to summary judgement if the matter had been pursued in court litigation. In the event of a conflict between the applicable rules of the American Arbitration Association and these procedures, the provisions of these procedures shall govern.
          7.14.4 Fees and Costs. Any filing or administrative fees shall be borne initially by the party requesting arbitration. The Company shall be responsible for the costs and fees of the arbitration, unless Optionee wishes to contribute (up to 50%) of the costs and fees of the arbitration. Notwithstanding the foregoing, the prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled, to the extent permitted by law, to reimbursement from the other party for all of the prevailing party’s costs (including but not limited to the arbitrator’s compensation), expenses, and attorneys’ fees.
          7.14.5 Award Final and Binding. The arbitrator shall render an award and written opinion, and the award shall be final and binding upon the parties. If any of the provisions of this paragraph, or of this Agreement, are determined to be unlawful or otherwise unenforceable, in whole or in part, such determination shall not affect the validity of the remainder of this Agreement, and this Agreement shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to insure that the resolution of all conflicts between the parties, including those arising out of statutory claims, shall be resolved by neutral, binding arbitration. If a court should find that the arbitration provisions of this Agreement are not absolutely binding, then the parties intend any arbitration decision and award to be fully admissible in evidence in any subsequent action, given great weight by any finder of fact, and treated as determinative to the maximum extent permitted by law.
     7.15 Headings. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.

     7.16 Number and Gender. Throughout this Agreement, as the context may require, (a) the masculine gender includes the feminine and the neuter gender includes the masculine and the feminine; (b) the singular tense and number includes the plural, and the plural tense and number includes the singular; (c) the past tense includes the present, and the present tense includes the past; (d) references to parties, sections, paragraphs and exhibits mean the parties, sections, paragraphs and exhibits of and to this Agreement; and (e) periods of days, weeks or months mean calendar days, weeks or months.
     7.17 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     7.18 Complete Agreement. This Agreement and the Employment Agreement constitute the total and complete agreement of the parties and supersede all prior and contemporaneous understandings and agreements heretofore made, and there are no other representations, understandings or agreements.
     7.19 Waiver of Jury Trial. TO THE EXTENT EITHER PARTY INITIATES LITIGATION INVOLVING THIS AGREEMENT OR ANY ASPECT OF THE RELATIONSHIP BETWEEN US (EVEN IF OTHER PARTIES OR OTHER CLAIMS ARE INCLUDED IN SUCH LITIGATION), ALL OF THE PARTIES WAIVE THEIR RIGHT TO A TRIAL BY JURY. THIS WAIVER WILL APPLY TO ALL CAUSES OF ACTION THAT ARE OR MIGHT BE INCLUDED IN SUCH ACTION, INCLUDING CLAIMS RELATED TO THE ENFORCEMENT OR INTERPRETATION OF THIS AGREEMENT, ALLEGATIONS OF STATE OR FEDERAL STATUTORY VIOLATIONS, FRAUD, MISREPRESENTATION, OR SIMILAR CAUSES OF ACTION, AND IN CONNECTION WITH ANY LEGAL ACTION INITIATED FOR THE RECOVERY OF DAMAGES BETWEEN OR AMONG US OR BETWEEN OR AMONG ANY OF OUR OWNERS, AFFILIATES, OFFICERS, EMPLOYEES OR AGENTS.

8. Permitted Option Exchange. The Committee shall have the authority to include the Optionee in any option exchange program, through one or more option exchange offers to be commenced before November 5, 2009; provided, however, that in no event may more than one offer to exchange be made for the Option. Under such an option exchange program, if the Option is eligible for participation in such program, Optionee will be offered the opportunity to exchange the Option for new grants (the “Exchange Grants”) of options under the Company’s 2005 Equity and Performance Incentive Plan, as amended (the “2005 Plan”) as follows: (1) the Committee shall determine the exchange ratio for an exchange of the Option for Exchange Grants; provided that, the ratio shall be such that the fair value as of either the start of the exchange offer or the date of the exchange (for financial accounting purposes) of an Exchange Grant shall be no more than the fair value (for financial accounting purposes) of the Eligible Options for which the Exchange Grant is exchanged, (2) the per share exercise price of each Exchange Grant that is a stock option shall not be less than the fair market value of a share of Common Stock on the date of issuance of the Exchange Grant, (3) an Exchange Grant shall not be vested or exercisable within one year after the date of the exchange, except in a case in which the Exchange Grant would expire within such one year period, in which case the Compensation Committee may provide that the Exchange Grant becomes vested and exercisable within six months before its expiration, and (4) the Committee shall determine the expiration date of any Exchange Grants. All other terms of the Exchange Grants shall be governed by the provisions of the 2005 Plan. The Option is eligible for participation in such an option exchange program where, as of the date specified by the terms of any exchange offer (which date shall not be more than 10 business days before the exchange offer), the fair market value per share of the shares of Common Stock underlying the Option is less than the per share exercise price of the Option; provided, however, that the Committee may, in its discretion, specify more restrictive criteria for determining which options are eligible to participate in such an option exchange program. Subject to the foregoing, the Committee shall be permitted to determine additional terms, restrictions or requirements relating to such an option exchange program that they deem necessary or advisable, consistent with the terms of the 2005 Plan.
[SIGNATURES TO APPEAR ON FOLLOWING PAGE]

PINNACLE ENTERTAINMENT, INC.

By:

John A. Godfrey, Executive Vice President
General Counsel and Secretary

Carlos Ruisanchez

SPOUSAL CONSENT
     By her signature below, the spouse of the Optionee agrees to be bound by all of the terms and conditions of the foregoing Option Agreement (including those relating to the appointment of the Optionee as agent for any interest that Spouse may have in the shares of Common Stock, which are subject to the Options).

OPTIONEE’S SPOUSE

Signature

Print Name

EXHIBIT A
NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION
Pinnacle Entertainment, Inc.
3800 Howard Hughes Parkway
Las Vegas, Nevada 89169
Attn: General Counsel
Ladies and Gentlemen:
     The undersigned hereby elects to exercise the option indicated below:
Option Grant Date:
Number of Shares as to which Option is Being Exercised:
Exercise Price Per Share:
Total Exercise Price: $
Method of Payment:
     Enclosed herewith is payment in full of the total exercise price.
     My exact name, current address and social security number for purposes of the stock certificate to be issued and the stockholder list of the Company are:

Name:

Address:

Social Security Number:
Sincerely,

Dated:

(Optionee’s Signature)

SUBMIT YOUR PROXY BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an PINNACLE ENTERTAINMENT, INC. electronic voting instruction form. ATTN: INVESTOR RELATIONS ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS 3800 HOWARD HUGHES PARKWAY If you would like to reduce the costs incurred by Pinnacle Entertainment, LAS VEGAS, NV 89169 Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to submit your proxy using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. SUBMIT YOUR PROXY BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. SUBMIT YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Pinnacle Entertainment, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M1210 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PINNACLE ENTERTAINMENT, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” number(s) of the nominee(s) on the line below. ALL OF THE DIRECTOR NOMINEES AND “FOR” ITEMS 2 and 3. 0 0 0 Vote on Directors 1. ELECTION OF DIRECTORS Nominees: 01) Daniel R. Lee 06) Bruce A. Leslie 02) Stephen C. Comer 07) James L. Martineau 03) John V. Giovenco 08) Michael Ornest 04) Richard J. Goeglein 09) Lynn P. Reitnouer 05) Ellis Landau Vote on Proposals For Against Abstain 2. Proposal to amend the Company’s existing equity plans and inducement option grants to permit a one-time value- 0 0 0 for-value stock option exchange program. 3. Ratification of the appointment of the Company’s 0 0 0 independent auditors for the 2009 fiscal year. The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR all of the Director nominees and FOR items 2 and 3. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion. Yes No Please indicate if you plan to attend this meeting. 0 0 Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 2008 Annual Report are available at www.proxyvote.com. M12102 PINNACLE ENTERTAINMENT, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS May 5, 2009 The undersigned hereby appoints Daniel R. Lee, Stephen H. Capp and John A. Godfrey, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot and in their discretion upon such other matters as may properly come before the meeting, all of the shares of Common Stock of Pinnacle Entertainment, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Time, on May 5, 2009, at the Renaissance Las Vegas Hotel, at 3400 Paradise Road, Las Vegas, Nevada 89169, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE